Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property or the loss of a major tenant and other matters described in the Management’s Discussion and Analysis section of the Company’s Form 10-K for the year ended December 31, 2003.

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

TABLE OF CONTENTS

Section	Tab

Earnings Release & Financial Statements	1.0
Financial Summary	2.0
• Financial Highlights	2.1
• Market Capitalization and Financial Ratios	2.2
• Market Capitalization Summary	2.3
• Significant Accounting Policies	2.4
• Non-GAAP Financial Measures	2.5
Consolidated and Wholly Owned Financial Operations	3.0
• Summary of Capital Transactions	3.1
• Acquisitions, Dispositions, Expansions and Developments	3.2
• Summary of Consolidated Debt	3.3
• Summary of Consolidated Mortgage Principal Payments & Corporate Debt Maturities	3.4
Joint Venture Summaries	4.0
• Joint Venture Financials	4.1
• Joint Venture Partnership Summaries	4.2
Joint Venture Financial Operations	5.0
• Summary of Capital Transactions	5.1
• Acquisitions, Dispositions, Expansions and Developments	5.2
• Summary of Joint Venture Debt	5.3
• Summary of Pro Rata Joint Venture Debt	5.4
• Summary of Joint Venture Mortgage Principal Payments	5.5
Portfolio Statistics	6.0
Appendix	7.0
• Property Listing	7.1
• Investor Information	7.2

DEVELOPERS DIVERSIFIED REALTY CORPORATION

For Immediate Release:

Contact:	Scott A. Wolstein	Michelle A. Mahue
	Chairman	Vice President of Investor Relations
	Chief Executive Officer	216-755-5455
216-755-5500

DEVELOPERS DIVERSIFIED REALTY REPORTS A 16.4%
INCREASE IN FFO PER SHARE FOR THE THREE MONTH PERIOD
ENDED MARCH 31, 2004

     CLEVELAND, OHIO, April 29, 2004 - Developers Diversified Realty Corporation (NYSE: DDR), a real estate investment trust (“REIT”), today announced that first quarter 2004 Funds From Operations (“FFO”), a widely accepted measure of REIT performance, on a per share basis was $0.71 (diluted) and $0.72 (basic) as compared to $0.61 (diluted) and $0.62 (basic) per share for the same period in the previous year, a per share increase of 16.4% diluted and 16.1% basic. FFO available to common shareholders reached $62.8 million for the quarter ended March 31, 2004, as compared to $44.3 million for 2003, an increase of 41.8%. Net income available to common shareholders for the three month period ended March 31, 2004 increased 51.7% to $40.2 million compared to first quarter 2003 net income of $26.5 million, or $0.46 per share (diluted) and $0.47 (basic) in 2004 compared to $0.37 per share (diluted) and $0.38 (basic) for the same period in 2003. The increase in net income for the quarter ended March 31, 2004 is primarily related to the results from operations attributable to the merger with JDN Realty Corporation on March 13, 2003 which are included in the three month period ended March 31, 2004 plus the redemption of preferred operating partnership units in 2003, offset, to some extent, by the sale of assets to the joint venture with MDT in the fourth quarter of 2003.

     Scott Wolstein, DDR’s Chairman and Chief Executive Officer stated, “I am pleased to announce this quarter’s financial results, which reflect continued strong earnings growth and positive fundamentals in our core business. In addition, during the last month, we accessed a variety of public and private capital sources and arranged for the initial financing necessary to close the Benderson acquisition. Our ability to access capital quickly and efficiently despite the recent volatility in the REIT public equity markets is an important part of our franchise. We are proud to have generated the financing necessary to close this major acquisition and are appreciative of the strong support that we have received from the investment community for this very exciting initiative.”

     FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income and an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO available to common shareholders is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred dividends, (ii) gains (or losses) from sales of depreciable real estate property, except for those sold through the Company’s merchant building program, which are presented net of taxes, (iii) sales of securities, (iv) extraordinary items, (v) cumulative effect of changes in accounting standards and (vi) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.

Leasing:

     Leasing activity continues to be strong throughout the portfolio. During the first quarter of 2004, the Company executed 99 new leases aggregating approximately 526,000 square feet and 144 renewals aggregating approximately 920,000 square feet. Rental rates on new leases increased by 26.7% to $13.12 per square foot and rental rates on renewals increased by 6.7% to $8.78 per square foot. On a blended basis, rental rates for new leases and renewals increased by 12.8% to $10.36 per square foot.

     At March 31, 2004, the average annualized base rent per occupied square foot, including those properties owned through joint ventures, was $10.94, as compared to $10.39 at March 31, 2003.

     As of March 31, 2004, the portfolio was 95.0% leased as compared to 95.1% leased at December 31, 2003 and 94.7% leased at March 31, 2003. These percentages include tenants for which signed leases have been executed and occupancy has not occurred. Based on tenants in place and responsible for paying rent as of March 31, 2004, the portfolio was 94.4% occupied as compared to 94.3% occupied at December 31, 2003 and 94.7% occupied at March 31, 2003.

     Same store tenant sales performance over the trailing 12 month period within the Company’s portfolio, for those tenants required to report, remained strong at approximately $235 per square foot in 2004 compared to $232 per square foot in 2003, an increase of 1.3%. Aggregate base and percentage rental revenues relating to Core Portfolio Properties (i.e., shopping center properties owned since January 1, 2003, excluding properties under redevelopment) increased approximately $0.7 million (or 1.3%) for the three month period ended March 31, 2004, compared to the same period in 2003.

Expansions:

     For the three month period ended March 31, 2004, the Company completed the expansion and redevelopment project at the North Little Rock, Arkansas shopping center at an aggregate cost of approximately $5.8 million. The Company is currently expanding/redeveloping eight shopping centers located in Tallahassee, Florida; Suwanee, Georgia; Starkville, Mississippi; Princeton, New Jersey; Aurora, Ohio; Tiffin, Ohio; Monaca, Pennsylvania and Chattanooga, Tennessee at a projected incremental cost of approximately $38.8 million. The Company is also scheduled to commence five additional expansion projects during 2004 at the Gadsden, Alabama; Brandon, Florida; Hendersonville, North Carolina; Allentown, Pennsylvania and Brentwood, Tennessee shopping centers.

     The Company’s joint ventures are currently expanding/redeveloping two shopping centers located in Deer Park, Illinois and Merriam, Kansas at a projected incremental cost of approximately $15 million. The Company is also scheduled to commence three additional expansion/redevelopment projects at the Phoenix, Arizona; Kansas City, Missouri and Kirkland, Washington shopping centers.

Strategic Real Estate Transactions:

     The Company entered into an agreement to purchase an interest in 110 retail real estate assets, with 18.8 million square feet of GLA, from Benderson Development Company and related entities (“Benderson”). It is anticipated that Benderson will retain a 2% equity interest in certain assets not designated as like kind exchange assets. The purchase price of the interests in the assets is expected to be approximately $2.3 billion and the transaction is expected to close during the second quarter of 2004. The Company intends to fund the transaction through a combination of assumed debt, new debt financing, asset transfers/sales and equity.

     The Benderson assets include locations in eleven states, with over 80.0% of the GLA in New York and New Jersey. The Benderson assets are approximately 94.0% leased, including a Benderson master lease, aggregating approximately 1.1 million square feet, associated with executed leases and pending deals in which the tenants have not commenced rental payments. The largest tenants, based on revenues, include Tops Market (Ahold USA), Wal-Mart/Sam’s Club, Home Depot and Dick’s Sporting Goods. The Company currently owns less than 100,000 square feet in New York and approximately 2.7 million square feet in New Jersey. Upon completion of the transaction, the Company will own or manage over 470 operating and development retail properties in 44 states, with over 100 million square feet of GLA.

     The Company previously announced that it had received all capital commitments necessary to complete the expansion of the joint venture relationship with Macquarie DDR Trust (“MDT”), an Australian Listed Property Trust that it owns with Macquarie Bank Limited, an international investment bank and advisor and manager of specialized real estate funds in Australia. The capital commitments will enable MDT to acquire an indirect ownership interest in 12 large, market-dominant community shopping centers, comprising of 23 retail properties, as discussed below, aggregating over 5.6 million square feet of GLA. The aggregate purchase value of these 12 community shopping centers is approximately $538.0 million.

     The Company intends to assign its rights under the Benderson purchase agreement to the MDT equity affiliate, in which it effectively owns a 14.5% interest, to acquire four community shopping centers, comprising 14 retail properties. These assets, which are currently owned by Benderson, represent an aggregate purchase value of approximately $300 million and approximately 2.5 million square feet. The MDT equity affiliate will also acquire seven community shopping centers, comprising eight retail properties that are currently held in the Company’s wholly owned portfolio, for approximately $188 million, and one community shopping center that is held by the Company in a 50% joint venture for approximately $50 million. These seven assets aggregate over 3.1 million square feet.

Acquisitions:

     In the first quarter of 2004, the Company, through its joint venture with Coventry II, acquired a 20% interest in Totem Lakes Mall, a 290,000 square foot shopping center in suburban Seattle, Washington, and Phoenix Spectrum Mall, a 1,145,000 square foot shopping center in Phoenix, Arizona, for approximately $37.0 million and $46.5 million, respectively, of which the Company’s proportionate share is approximately $7.4 million and $9.3 million, respectively.

     In March 2004, the Company acquired its joint venture partner’s 50% interest in a 248,000 square foot shopping center located in Littleton, Colorado. The Company’s purchase price, net of 50% of the mortgage debt assumed of $23.5 million, was approximately $6.3 million for the 50% equity interest.

Development (Consolidated):

     During the three month period ended March 31, 2004, the Company substantially completed the construction of a 506,000 square foot shopping center located in Hamilton, New Jersey.

     The Company currently has eleven shopping center projects under construction. These projects are located in Long Beach, California; Fort Collins, Colorado; Overland Park, Kansas; Chesterfield, Michigan; Lansing, Michigan; St. Louis, Missouri; Apex, North Carolina; Mount Laurel, New Jersey; Pittsburgh, Pennsylvania; Irving, Texas and Mesquite, Texas. These projects are scheduled for completion during 2004 and 2005 at a projected cost of approximately $352.5 million and will create an additional 2.8 million square feet of retail space.

     The Company anticipates commencing construction in 2004 on four additional shopping centers located in Miami, Florida; Norwood, Massachusetts; Freehold, New Jersey and McKinney, Texas.

Development (Joint Ventures):

     The Company has joint venture development agreements for three shopping center projects. These three projects have an aggregate projected cost of approximately $74.4 million. These projects are located in Jefferson Country (St. Louis, Missouri) and Apex, North Carolina (Phases III and IV) adjacent to a wholly-owned development project. The project located in Jefferson County (St. Louis, Missouri) will be substantially completed in 2004. At March 31, 2004, approximately $7.3 million of costs were incurred in relation to these development projects.

Dispositions:

     In January 2004, one of the Company’s RVIP joint ventures sold a portion, approximately 300,000 square feet of GLA, of a shopping center in Puente Hills, California for approximately $33.0 million and recognized a gain of approximately $4.9 million of which the Company’s proportionate share was approximately $0.7 million. This gain is not included in FFO.

     In January 2004, a joint venture in which the Company owns a 35% interest, sold a 320,000 square foot shopping center property located in San Antonio, Texas for approximately $59.1 million and recognized a gain of $19.1 million, of which the Company’s proportionate share was approximately $6.7 million. This gain is not included in FFO.

Financings:

     The Company has arranged the initial financing to close on the Benderson acquisition, for an aggregate purchase price of approximately $2.3 billion. The Company issued $250.0 million, 5.25% senior unsecured notes due April 2011. The Company also priced $170 million of Class I cumulative redeemable perpetual preferred shares with an annual dividend coupon rate of 7.5%. In addition, the Company entered into a $200 million commitment with Bank One, Wachovia and Wells Fargo for a three-year term loan with two, one-year extension options at an interest rate of LIBOR plus 75 basis points. Although the Company intends to issue equity securities and/or sales of assets to joint ventures to finance approximately $500 million of the purchase price, the Company has entered into a commitment for a $500 million one-year bridge facility at LIBOR plus 75 basis points to ensure the necessary transaction financing is in place at the time of the transaction closing. Any borrowings under this bridge facility are expected to be repaid through asset sales and/or the issuance of equity securities. In addition, the combination of the purchase of certain Benderson assets through MDT and related sale of DDR assets to MDT, as discussed above, will contribute nearly $500 million of proceeds, which will effectively be applied towards the acquisition of an interest in the Benderson assets. The balance of the acquisition will initially be funded through assumed debt of approximately $400 million and line of credit borrowings of approximately $300 million.

     In January 2004, the Company issued $275 million of five-year unsecured senior notes with a coupon rate of 3.875%. Net proceeds from this offering of approximately $272.2 million were used to repay approximately $104 million of variable rate mortgage debt and $150 million of the Company’s unsecured term debt associated with the JDN merger. The balance was used to repay revolving credit facilities.

Accounting Pronouncements:

     In January 2003, the FASB issued FASB Interpretation No. 46 (“FIN 46” or “Interpretation”), “Consolidation of Variable Interest Entities.” This Interpretation was revised in December 2003. The objective of this Interpretation is to provide guidance on how to identify a variable interest entity (“VIE”) and determine when the assets, liabilities, non-controlling interests, and results of operations of a VIE need to be included in a company’s consolidated financial statements.

     The Company consolidated five entities that were previously accounted for under the equity method. Four of these entities represent investments in undeveloped land located in Round Rock, Texas; Opelika, Alabama; Jackson, Mississippi; and Monroe, Louisiana, with combined real estate balances of $8.3 million as of December 31, 2003, and liabilities of $0.9 million. The Company has a note receivable from one of these entities of approximately $0.7 million. The other entity is an operating shopping center property located in Martinsville, Virginia, in which DDR has a 50% interest, and advances of approximately $8.8 million. The total undepreciated real estate assets of this entity are $31.6 million and the total debt is approximately $20 million. In addition, the Company recorded a charge of $3.0 million as a cumulative effect of adoption of FIN 46 related to the consolidation of this asset.

     Developers Diversified Realty Corporation currently owns and manages over 360 retail operating and development properties in 44 states comprising over 83 million square feet of real estate. DDR is a self-administered and self-managed real estate investment trust (REIT) operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.

     A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Michelle A. Mahue, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Website which is located at http:/www.ddr.com.

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21 E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2003.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three Month Period
	Ended March 31,
	2004	2003
Revenues:
Minimum rent (A)	$88,959	$73,639
Percentage and overage rents (A)	1,728	1,185
Recoveries from tenants	25,791	19,680
Ancillary income	764	347
Other property related income	906	74
Management fee income	3,111	2,604
Development fees	191	329
Interest income	1,360	1,604
Other (B)	3,519	3,063

	126,329	102,525

Expenses:
Operating and maintenance	16,265	12,904
Real estate taxes	15,870	12,130
General and administrative (C)	10,444	7,724
Interest	24,934	18,902
Depreciation and amortization	25,101	19,763

	92,614	71,423

Income before equity in net income of joint ventures, minority equity interests, income tax of taxable REIT subsidiaries, discontinued operations, gain on sales of real estate and real estate investments and cumulative effect of adoption of a new accounting standard	33,715	31,102
Equity in net income of joint ventures (D)	18,221	10,099
Minority equity interests (E)	(1,145)	(3,064)
Income tax of taxable REIT subsidiaries and franchise taxes	(671)	(239)

Income from continuing operations	50,120	37,898
(Loss) income from discontinued operations (F)	(703)	287

Income before gain on sales of real estate and real estate investments and cumulative effect of adoption of a new accounting standard	49,417	38,185
Gain on sales of real estate and real estate investments, net of tax	4,370	200

Income before cumulative effect of adoption of a new accounting standard	53,787	38,385
Cumulative effect of adoption of a new accounting standard (G)	(3,001)	—

Net income	$50,786	$38,385

Net income, applicable to common shareholders	$40,182	$26,510

Funds From Operations (“FFO”):
Net income applicable to common shareholders	$40,182	$26,510
Depreciation and amortization of real estate investments	24,757	19,721
Equity in net income of joint ventures	(18,221)	(10,099)
Joint ventures’ FFO (D)	12,676	7,794
Minority equity interests (OP Units)	572	377
Gain on sales of depreciable real estate and real estate investments, net	(160)	—
Cumulative effect of adoption of a new accounting standard (G)	3,001	—

FFO available to common shareholders	62,807	44,303
Preferred dividends	10,604	11,875

FFO	$73,411	$56,178

Per share data:
Earnings per common share
Basic	$0.47	$0.38

Diluted	$0.46	$0.37

Dividends Declared	$0.46	$0.41

Funds From Operations — Basic (H)	$0.72	$0.62

Funds From Operations – Diluted (H)	$0.71	$0.61

Basic – average shares outstanding (thousands) (H)	86,344	70,087

Diluted — average shares outstanding (thousands) (H)	87,646	71,218

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(A)	Increases in base and percentage rental revenues for the three month period ended March 31, 2004 as compared to 2003, aggregated $15.4 million consisting of $0.7 million related to leasing of core portfolio properties (an increase of 1.3% from 2003), $3.7 million from the acquisition of four shopping centers in 2003 and 2004, $19.3 million from the JDN merger, $0.4 million related to developments and redevelopments and $0.7 million from the consolidation of a joint venture interest due to the adoption of FIN 46. These amounts were offset by a decrease of $0.5 million relating to the business center properties and $8.9 million due to the sale of eleven properties to joint ventures in 2003. Included in the rental revenues for the three month periods ended March 31, 2004 and 2003 is approximately $1.6 million and $1.4 million, respectively, of revenue resulting from the recognition of straight line rents.

(B)	Other income for the three month periods ended March 31, 2004 and 2003 was comprised of the following (in millions):

	Three Month Period
	Ended March 31,
	2004	2003
Lease termination fees	$3.5	$0.3
Settlement of call option (1)	—	2.4
Sale of option rights and other miscellaneous	—	0.4

	$3.5	$3.1

(1)	Settlement of a call option on March 31, 2003 relating to the MOPPRS debt assumed from JDN, principally arising from an increase in interest rates from the date of acquisition, March 13, 2003, to the date of settlement.

(C)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the three month periods ended March 31, 2004 and 2003, general and administrative expenses were approximately 5.1% and 4.6%, respectively, of total revenues, including joint venture revenues, for each period.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(D)	The following is a summary of the Company’s share of the combined operating results relating to its joint ventures (in thousands):

	Three month period
	ended March 31,
	2004 (b)	2003 (b)
Revenues from operations (a)	$76,269	$58,603

Operating expense	26,705	20,452
Depreciation and amortization of real estate investments	10,892	10,055
Interest expense	18,287	17,795

	55,884	48,302

Income from operations before gain on sale of real estate and real estate investments and discontinued operations	20,385	10,301
Loss on sale of real estate and real estate investments	(14)	—
Loss from discontinued operations, net of tax	(347)	(94)
Gain on sale of discontinued operations, net of tax	24,024	34,932

Net income	$44,048	$45,139

DDR Ownership interests (b)	$18,301	$10,437

Funds From Operations from joint ventures are summarized as follows:
Net income	44,048	$45,139
Gain on sale of real estate and real estate investments, including discontinued operations	(23,967)	(35,690)
Depreciation and amortization of real estate investments	11,052	11,411

	$31,133	$20,860

DDRC Ownership interests (b)	$12,676	$7,794

DDRC Partnership distributions received, net	$28,316	$20,641

(a)	Revenues for the three month periods ended March 31, 2004 and 2003 included approximately $1.1 million and $0.9 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $0.2 million and $0.3 million, respectively.

(b)	Included in equity in net income of joint ventures is approximately $2.9 million of promoted income received from the Company’s joint venture partners in the first quarter of 2004 which is include in the Company’s FFO.

The Company’s share of joint venture net income has been reduced by $0.1 million and $0.4 million for the three month periods ended March 31, 2004 and 2003, respectively, to reflect additional basis depreciation.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

At March 31, 2004 and 2003, the Company owned joint venture interests relating to 53 and 51 shopping center properties, respectively. In addition, at March 31, 2004 and 2003, respectively, the Company, through a joint venture, owned an interest of approximately 25% in 69 and 88 shopping center sites formerly owned by Service Merchandise, respectively.

(E)	Minority Equity Interests are comprised of the following (in thousands):

	Three Month Period
	Ended March 31,
	2004	2003
Minority interests	$573	$451
Preferred Operating Partnership Units	—	2,236
Operating Partnership Units	572	377

	$1,145	$3,064

(F)	The operating results relating to assets classified as discontinued operations are summarized as follows (in thousands):

	Three Month Period
	Ended March 31,
	2004	2003
Revenues	$145	$866

Expenses:
Operating	94	123
Interest	19	180
Depreciation	38	276

	151	579

	(6)	287
Minority interests	(4)	—
Loss on sales of real estate	(693)	—

	$(703)	$287

(G)	The cumulative effect of adoption of a new accounting standard (FIN 46) of approximately $3.0 million is attributable to the consolidation of a 50% owned shopping center property in Martinsville, Virginia and the minority partner’s share of cumulative losses.

(H)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the conversion, on a weighted average basis of 1.1 million and 0.9 million Operating Partnership Units (OP Units) outstanding at March 31, 2004 and 2003 into 1.1 million and 0.9 million common shares of the Company for the three month periods ended March 31, 2004 and 2003, respectively. The weighted average diluted shares and OP Units outstanding were 88.9 million and 72.3 million for the three month periods ended March 31, 2004 and 2003, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)

Selected Balance Sheet Data:
	March 31, 2004	December 31, 2003
Assets:
Real estate and rental property:
Land	$833,714	$821,893
Buildings	2,809,436	2,719,764
Fixtures and tenant improvements	92,630	90,384
Construction in progress	268,407	252,870

	4,004,187	3,884,911
Less accumulated depreciation	(493,470)	(458,213)

Real estate, net	3,510,717	3,426,698
Cash	22,683	11,693
Restricted cash	4,800	99,340
Advances to and investments in joint ventures	245,905	260,143
Notes receivable	9,873	11,741
Receivables, including straight line rent, net	72,608	76,509
Other assets, net	54,829	55,027

	$3,921,415	$3,941,151

Liabilities:
Indebtedness:
Revolving credit facilities	$102,500	$186,500
Variable rate unsecured term debt	150,000	300,000
Unsecured debt	1,113,479	838,996
Mortgage and other secured debt	716,876	757,635

	2,082,855	2,083,131
Dividends payable	43,672	43,520
Other liabilities	128,385	152,992

	2,254,912	2,279,643
Minority interests	46,825	47,438
Shareholders’ equity	1,619,678	1,614,070

	$3,921,415	$3,941,151

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)

Selected Balance Sheet Data (Continued):

Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	March 31,	December 31,
	2004	2003
Land	$509,845	$519,846
Buildings	1,620,366	1,692,367
Fixtures and tenant improvements	25,903	24,985
Construction in progress	34,519	38,018

	2,190,633	2,275,216
Accumulated depreciation	(107,183)	(118,755)

Real estate, net	2,083,450	2,156,461
Receivables, including straight line rent, net	44,161	47,165
Leasehold interests	27,584	28,895
Other assets	86,522	83,776

	$2,241,717	$2,316,297

Mortgage debt (a)	$1,262,276	$1,321,117
Notes and accrued interest payable to DDRC	16,640	31,683
Amounts payable to other partners	34,934	32,121
Other liabilities	73,925	80,681

	1,387,775	1,465,602
Accumulated equity	853,942	850,695

	$2,241,717	$2,316,297

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $339.6 million and $368.5 million at March 31, 2004 and December 31, 2003, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the Three Months Ended March 31, 2004

FINANCIAL HIGHLIGHTS
(In Thousands Except Per Share Information)

	Three Month	Three Month
	Period Ended	Period Ended
	31-Mar	31-Mar		Year Ended December 31
	2004	2003		2003		2002	2001	2000
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$40,182	$26,510	(7)	$189,056	(7)	$69,368 (7)	$65,111	$73,571
Depreciation and Amortization of Real Estate Investments	$24,757	$19,721		$93,173		$76,462	$63,200	$52,975
Equity in Net Income From Joint Ventures	$(18,221)	$(10,099)		$(52,917)		$(32,769)	$(17,010)	$(17,072)
Equity in Net Income From Minority Equity Investment	$0	$0		$0		$0	$(1,550)	$(6,224)
Joint Venture Funds From Operations	$12,676	$7,794		$47,942		$44,473	$31,546	$30,512
Minority Equity Investment Funds From Operations	$0	$0		$0		$0	$6,448	$14,856
Operating Partnership Minority Interest Expense	$572	$377		$1,770		$1,450	$1,531	$4,126
Non-Recurring & Extraordinary Charges	$3,001	$0		$0		$0	$2,895	$0
(Gain) Loss on Sales of Real Estate	$(160)	$0		$(64,712)		$454	$(16,688)	$(23,440)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$62,807	$44,303		$214,312		$159,439	$135,482	$129,303
PREFERRED DIVIDENDS	$10,605	$11,875	(7)	$51,204	(7)	$32,602 (7)	$27,262	$27,262

FUNDS FROM OPERATIONS	$73,412	$56,178		$265,517		$192,041	$162,744	$156,565

PER SHARE INFORMATION:
Funds From Operations — Diluted	$0.71	$0.61		$2.54		$2.42	$2.38	$2.19
Net Income — Diluted	$0.46	$0.37		$2.27		$1.07	$1.17	$1.31
Cash Dividends	$0.46	$0.41		$1.69		$1.52	$1.48	$1.44
WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	88,908	72,287		84,319		65,910	56,957	59,037
TOTAL MARKET CAPITALIZATION(1)	$6,162,863	$4,770,307		$5,551,748		$3,460,243	$2,982,461	$2,490,917
DEBT TO TOTAL MARKET CAPITALIZATION(1)	33.70%	45.28%		37.42%		43.10%	43.87%	49.28%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	48.44%	50.95%		48.68%		48.26%	47.18%	47.82%
DIVIDEND PAYOUT RATIO(1)	64.47%	71.35	%(8)	65.26	%(8)	60.93%	62.53%	65.19%
GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES(2)	5.12%	4.55%		5.35%		4.80%	4.25%	4.27%
GENERAL AND ADMINISTRATIVE EXPENSES	$10,444	$7,724		$40,820		$29,392	$24,175	$20,449
REVENUES:
DDR Revenues	$126,474	$103,391		$478,696		$360,778	$324,148	$285,416
Joint Venture Revenues	$77,422	$66,286		$284,158		$251,905	$244,663	$193,275

TOTAL REVENUES(3)	$203,896	$169,678		$762,853		$612,683	$568,811	$478,691

NET OPERATING INCOME:
DDR Net Operating Income	$93,237	$77,995		$356,348		$272,764	$248,838	$225,371
Joint Venture Net Operating Income	$50,475	$42,472		$184,927		$167,573	$166,545	$136,440

TOTAL NET OPERATING INCOME(4)	$143,712	$120,467		$541,274		$440,337	$415,383	$361,811

REAL ESTATE AT COST:
DDR Real Estate at Cost	$4,004,187	$3,899,181		$3,884,911		$2,804,056	$2,493,665	$2,161,810
Joint Venture Real Estate at Cost(5)	$2,190,633	$1,892,548		$2,275,216		$1,785,165	$1,862,515	$1,522,493

TOTAL REAL ESTATE AT COST(6)	$6,194,820	$5,791,729		$6,160,127		$4,589,221	$4,356,179	$3,684,302

(1)	See Market Capitalization and Financial Ratio section for detail calculation.

(2)	The calculation includes joint venture revenues.

(3)	Includes revenues from discontinued operations.

(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(5)	Includes FMV purchase price gross up of assets shown as equity investment in joint ventures.

(6)	Includes construction in progress (CIP) at March 31, 2004 of $302.9 million (includes $34.5 million of CIP included in joint ventures, of which $8.9 million represents the Company’s proportionate share), and at December 31, 2003, 2002, 2001, 2000 CIP aggregated $290.7 million $237.8 million, $287.7 million and $305.4 million, respectively.

(7)	Amounts were adjusted to include original issuance costs associated with the redemption of Preferred Operating Partnership Units and preferred stock of $10,710,000 for the year ended December 31, 2003 and $5,543,734 for the year ended December 31, 2002 and $4,990,000 for the quarter ended March 31, 2003 pursuant to EITF topic NO. D-42.

(8)	Includes the full dividend for shares issued in conjunction with the JDN merger during Q-1 2003, however, JDN operating results are only included in FFO subsequent to the merger date of 3/13/03. This number also includes the effect of the Regal Cinema litigation settlement.

Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the Three Months Ended March 31, 2004

MARKET CAPITALIZATION & FINANCIAL RATIOS

	Three Month
	Period Ended
	31-Mar	Year Ended December 31
	2004	2003	2002	2001	2000
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$2,077,029	$2,077,558	$1,491,481	$1,308,301	$1,227,575
Total Market Capitalization*	$6,162,863	$5,551,748	$3,460,243	$2,982,461	$2,490,917

	33.70%	37.42%	43.10%	43.87%	49.28%
DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	48.44%	48.68%	48.26%	47.18%	47.82%
DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt*	$2,416,640	$2,446,026	$1,878,575	$1,688,904	$1,550,398
Total Market Capitalization*	$6,502,473	$5,920,216	$3,847,336	$3,363,064	$2,813,740

	37.16%	41.32%	48.83%	50.22%	55.10%
DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	52.31%	53.79%	54.20%	53.85%	54.54%
INTEREST COVERAGE RATIO:
Interest Expense	$24,953	$90,162	$77,208	$81,770	$77,030
FFO Before Interest and Preferred Dividends*	$98,365	$355,679	$287,586	$263,595	$248,896

	3.94	3.94	3.72	3.22	3.23
DEBT SERVICE COVERAGE RATIO:
Debt Service*	$29,356	$101,890	$83,958	$88,764	$82,103
FFO Before Interest and Preferred Dividends*	$98,365	$355,679	$287,586	$263,595	$248,896

	3.35	3.49	3.43	2.97	3.03
FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges	$39,961	$142,385	$129,353	$135,107	$124,666
FFO Before Interest and Preferred Dividends*	$98,365	$355,679	$287,586	$263,595	$248,896

	2.46	2.50	2.22	1.95	2.00
DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$40,493	$146,846	$100,531	$84,721	$84,297
Funds From Operations exclusive of preferred dividend arising from preferred stock redemption	$62,807	$225,022	$164,983	$135,482	$129,303

	0.64	0.65 (1)	0.61	0.63	0.65

*	See Attached for Detail Calculation
(1)	Includes the full dividend for shares issued in conjunction with the JDN merger during Q-1 2003, however, JDN operating results are only included in FFO subsequent to the merger date of 3/13/03.

Market Capitalization & Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Three Months Ended March 31, 2004

	Three Month
	Period Ended
	31-Mar	Year Ended December 31
	2004	2003	2002	2001	2000
DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	86,763	86,425	66,609	59,455	54,880
Operating Partnership Units Outstanding	1,129	1,129	911	1,038	1,051

Total	87,892	87,554	67,520	60,493	55,932
Share Price	$40.4000	$33.5700	$21.9900	$19.1000	$13.3125

Market Value of Common Shares	$3,550,833	$2,939,190	$1,484,762	$1,155,410	$744,592
Preferred Shares at Book Value	$535,000	$535,000	$304,000	$303,750	$303,750
Preferred Units and Warrant	$0	$0	$180,000	$215,000	$215,000
Total Debt	$2,077,029	$2,077,558	$1,491,481	$1,308,301	$1,227,575

TOTAL MARKET CAPITALIZATION	$6,162,863	$5,551,748	$3,460,243	$2,982,461	$2,490,917

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	86,763	86,425	66,609	59,455	54,880
Operating Partnership Units Outstanding	1,129	1,129	911	1,038	1,051

Total	87,892	87,554	67,520	60,493	55,932
Share Price	$40.4000	$33.5700	$21.9900	$19.1000	$13.3125

Market Value of Common Shares	$3,550,833	$2,939,190	$1,484,762	$1,155,410	$744,592
Preferred Shares at Book Value	$535,000	$535,000	$304,000	$303,750	$303,750
Preferred Units and Warrant	$0	$0	$180,000	$215,000	$215,000
Total Debt	$2,077,029	$2,077,558	$1,491,481	$1,308,301	$1,227,575
Proportionate Share of JV Debt	$339,611	$368,468	$387,094	$380,604	$322,823

TOTAL MARKET CAPITALIZATION	$6,502,473	$5,920,216	$3,847,336	$3,363,064	$2,813,740

Market Capitalization & Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the Three Months Ended March 31, 2004

	Three Month
	Period Ended
	31-Mar	Year Ended December 31
	2004	2003	2002	2001	2000
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$4,004,187	$3,884,911	$2,804,056	$2,493,665	$2,161,810
Cash and Cash Equivalents	$27,483	$111,033	$16,371	$19,070	$4,243
Notes Receivable	$9,873	$9,813	$11,662	$5,221	$4,824
Advances and Investments in Joint Ventures	$245,905	$262,072	$258,611	$255,327	$260,927
Minority Equity Investment	$0	$0	$0	$0	$135,028

	$4,287,449	$4,267,829	$3,090,699	$2,773,281	$2,566,831

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$4,004,187	$3,884,911	$2,804,056	$2,493,665	$2,161,810
Notes Receivable or Proportionate Share Thereof	$36,643	$41,018	$50,521	$22,000	$42,187
Minority Equity Investment	$0	$0	$0	$0	$135,028
Proportionate Share of JV Undepreciated Real Estate Assets	$580,096	$621,113	$611,224	$620,688	$503,902

	$4,620,926	$4,547,043	$3,465,801	$3,136,353	$2,842,926

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$62,807	$214,312	$159,439	$135,482	$129,303
Interest Expense	$24,953	$90,162	$77,208	$81,770	$77,030
Preferred Dividends, Including Preferred Operating Minority Interest & D-42 Dividend	$10,605	$51,204	$50,939	$46,343	$42,563

	$98,365	$355,679	$287,586	$263,595	$248,896

DEBT SERVICE
Interest Expense	$24,953	$90,162	$77,208	$81,770	$77,030
Recurring Principal Amortization	$4,403	$11,728	$6,750	$6,994	$5,073

	$29,356	$101,890	$83,958	$88,764	$82,103

FIXED CHARGES
Debt Service	$29,356	$101,890	$83,958	$88,764	$82,103
Preferred Dividends, Including Preferred Operating Minority Interest and excluding non-cash	$10,605	$40,494	$45,395	$46,343	$42,563

D-42 dividend.	$39,961	$142,385	$129,353	$135,107	$124,666

Market Capitalization & Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Significant Accounting Policies

Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.
•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provision of tenants’ leases.
•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.

General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.

Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.

Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	18 to 31 years
Furniture/Fixtures	Useful lives, which approximate lease
and Tenant Improvements	terms, where applicable

Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.
•	Included in land is undeveloped real estate, generally outlots or expansion pads adjacent to the shopping centers and enclosed malls owned by the Company.
•	Construction in progress includes shopping center developments and significant expansions and re-developments.

Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.
•	For the three month period ended March 31, 2004 and the years ended December 31, 2003, 2002, 2001 and 2000, the Company capitalized interest of $2.4 million, $11.4 million, $9.5 million, $12.9 million and $18.2 million, respectively.
•	In addition, the Company capitalized certain construction administration costs of $2.2 million for the three month period ended March 31, 2004 and $5.1 million, $4.5 million, $3.3 million and $3.2 million for the years ended December 31, 2003, 2002, 2001 and 2000, respectively.
•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.

Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.

Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)

Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined

Reconciliation of Same Store Net Operating Income (NOI) to Total Revenues and Certain Expenses

	Three Month Period
	March 31,
	2004	2003
Total Revenues DDR	$126,329	$102,525
Total Revenues DDR Combined Joint Ventures	76,269	58,603
Operating and Maintenance — DDR	(16,265)	(12,904)
Real Estate Taxes — DDR	(15,870)	(12,130)
Operating and Maintenance — DDR Combined Joint Ventures	(26,705)	(20,452)

Combined NOI	$143,758	$115,642

Total Same Store NOI	$71,460	$70,167	1.8%
Property NOI from other operating segments	72,298	45,475

Combined NOI	$143,758	$115,642

Non-GAAP Financial Measures   2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Reconciliation of Supplemental
Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)

Table 2 — Developers Diversified Realty Corporation

Reconciliation of Funds From Operations (FFO) to reflect the adjustment of preferred dividend charges in accordance with EITF Topic No. D-42

	Three Month Period
	Ended March 31,
	2004	2003
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$40,182	$26,510
Depreciation and Amortization of Real Estate Investments	24,757	19,721
Equity in Net Income From Joint Ventures	(18,221)	(10,099)
Joint Venture Funds From Operations	12,676	7,794
Operating Partnership Minority Interest Expense	572	377
Gain on Sales of Real Estate	(160)	—
Cumulative effect of adoption of a new accounting standard	3,001	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$62,807	$44,303

Preferred dividend charges in accordance with EITF Topic No. D-42	10,604	11,875

ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$73,411	$56,178

Non-GAAP Financial Measures   2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Summary of Wholly Owned and Consolidated Capital Transactions

Acquisitions, Dispositions, Developments & Expansions
for the Three Month Period Ended March 31, 2004

	Three Months
	Ended		Year Ended		Year Ended		Year Ended	Year Ended
	March 31,		December 31,		December 31,		December 31,	December 31,
	2004		2003		2002		2001	2000
Acquisitions/Transfers	$100.6	(2)	$1,363.6	(4)	$298.6	(6)	$289.3 (8)	$81.1 (9)
Completed Expansions	5.8		26.8		8.0		13.7	13.6
Developments & Construction in Progress	29.1		104.6		66.4		72.9	81.2
Tenant Improvements & Building Renovations(1)	2.0		6.3		7.3		6.1	6.3
Furniture Fixtures & Equipment	0.2		1.9		2.3		2.5	0.4

	137.7		1,503.2		$382.6		$384.5	$182.6
Less: Real Estate Sales & Joint Venture Transfers	(18.4	)(3)	(422.4	)(5)	$(72.2	)(7)	$(52.7)	$(89.1)

Total DDR Additions (Millions)	$119.3		$1,080.8		$310.4		$331.8	$93.5

(1)	The Company anticipates recurring capital expenditures, including tenant improvements, of approx. $7.0 million associated with its wholly owned and consolidated portfolio during 2004.
(2)	Includes the consolidation of certain joint venture assets aggregating $37.1 million due to FIN 46 and the transfer to DDR from joint venture of the Littleton, CO shopping center, which had a value of $63.5 million.
(3)	In addition to the sales listed in the disposition section, this balance includes the sale of several outparcels with an aggregate cost of $9.5 million.
(4)	Includes the merger of JDN and the transfer from joint ventures of the Leawood, KS and Suwanee, GA shopping centers, and the consolidation of the assets aggregating $118.2 million owned by DD Development Company.
(5)	In addition to the sales listed in the disposition section, which had an aggregate cost of $62.9 million, this balance includes the transfer of seven assets with an aggregate cost of $153.6 million to the joint venture with DDR Markaz LLC (Kuwait Financial Centre), these assets are shopping centers located in Richmond, CA, Winchester, VA, Tampa, FL, Toledo, OH, Highland, IN, Oviedo, FL and Grove City, OH and the sale of several outparcels, which had an aggregate cost of $13.5 million. The balance also includes the transfer of six assets with an aggregate cost of $192.4 million to the Macquarie DDR Trust joint venture, these assets are shopping centers located in Canton, OH, North Olmstead, OH, Independence, MO and St. Paul, MN.
(6)	Includes transfers from joint ventures of the Independence, MO shopping center, Phase IV of the Salisbury, MD shopping center, Canton, OH shopping center, Plainville, CT shopping center, and San Antonio, TX shopping center to DDR.
(7)	Includes a transfer to joint ventures for the newly developed shopping center in Kildeer, Illinois, the sales of shopping centers located in Cape Coral, Florida, Huntsville, Alabama, Ocala, Florida, Orlando, Florida and St. Louis, Missouri, the sale of three outlots, and a write-off of $5.0 million relating to the former K-mart space at North Little Rock, Arkansas which is being redeveloped.
(8)	The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) which was merged during 2nd quarter 2001.
(9)	Includes transfers to DDR in the aggregate amount of $76.7 million relating to the Nassau Pavilion development project, two former DDR/Oliver McMillan projects, and Phase II of the Salisbury, MD development project. All of which were previously accounted for through joint ventures.

Summary of Wholly Owned Capital Transactions 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

There were no wholly owned or consolidated retail acquisitions for the three month period ended March 31, 2004

Wholly Owned and Consolidated Dispositions
for the Three Month Period Ended March 31, 2004

		Gross Sale
		Proceeds
Property Location	GLA	(Millions)	Sale Date
Trinidad, CO	63,836	1.0	2/13/2004
North Olmsted, OH	64,950	$5.6	3/17/2004

Total	128,786	$6.6

Wholly Owned Acquisitions and Dispositions 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Wholly Owned and Consolidated
Expansion and Redevelopment Projects
for the Three Month Period Ended March 31, 2004

Projects Completed
N. Little Rock, AR	Demolished the former Kmart space to construct a Bed, Bath & Beyond (opened 9/02), Sports Authority (opened 8/03), and Michael’s (opened 04/04).

Total Net Cost (Millions)	$5.8

Projects in Progress
Tallahassee, FL	Retenanting of former Lowe’s with Bealls, Cato and It’s Fashion.
Suwanee, GA	Retenanting of former K-Mart with PetsMart and Shoe Gallery.
Starksville, MS	Retenanting of former Wal-Mart with Lowe’s Home Improvements and the relocation of Dollar Tree, Cato, It’s Fashion and Hibbetts.
Princeton, NJ	Expansion of the existing center to create a 37,200 sf Babies ‘R Us and additional 39,600 sf of retail space.
Aurora, OH	Expansion of the existing center to create a 38,000 sf Marquee Theatre (scheduled to open in 2nd Quarter 2004).
Tiffin, OH	Retenanting the former Kmart with Marquee Theatre (scheduled to open 2nd Quarter 2004) and 15,000 sf of additional retail space.
Monaca, PA	Expansion of the existing center to create 38,000 sf Cinemark Theater (scheduled to open 2nd quarter 2004) and 6,160 sf of retail space.
Chattanooga, TN	Retenanting of former K-Mart with Hobby Lobby and Fresh Market.

Total Net Cost (Millions)	$38.8

Projects to Commence Construction
Gadsden, AL	Break-up of 64,400sf building to create 20,000 sf Fred’s and two mid-size retail units.
Brandon, FL	Recapture 23,391 sf from The Sports Authority and release to PetsMart.
Hendersonville, NC	Recapture of former Wal-Mart space; demolition of 45,000 sq ft for Epic Theater, Big Lots and 32,000 sf of retail space.
Allentown, PA	Construction of 18,200 sf outparcel building for retail tenants.
Brentwood, TN	Recapture The Sports Authority space and release the space to Ross Dress for Less and other retail tenants.

Wholly Owned Expansions and Redevelopments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Summary of Wholly Owned and Consolidated Development Projects
for the Three Month Period Ended March 31, 2004

			Substantial
		Net Cost	Completion
	GLA	(Millions)	Date	Major Tenants
Projects Substantially Completed
Hamilton, NJ	506,461	$79.5	1st Half 2004	Wal-Mart, Lowe’s, BJ’s Wholesale, Kohl’s, Michaels, PetsMart, Famous Footwear, Ross Dress for Less, Pier One, Linens ‘N Things, Shop-Rite, and Barnes & Noble
Projects in Progress
Long Beach, CA (The Pike at Rainbow Harbor) Phase I	346,233	$128.8	2nd Half 2003 and 2004	Cinemark Theater, Gameworks, Carnival Club, Gladstones, Outback Steakhouse, Island Burgers, Bubba Gump Shrimp, California Pizza Kitchen, Kelly’s Coffee, Sharkies Woodfired Mexican Grill, Cold Stone Creamery, Candy Bouquet, Extreme Pizza, Great Steak and Potato Company, Laugh Factory and Auld Dubliner
Fort Collins, CO	18,540	$4.2	2004	Wal-Mart, Home Depot and additional small shops and outparcels
Overland Park, KS	94,183	$10.4	2004	Home Depot, Sam’s Club, Aldi’s Grocery, Party City, Goodyear Tire, Bank of America, Babies ‘R Us and 23,325 sf of additional retail space
Chesterfield, MI	101,200	$12.7	2005	45,000 sf of small shop retail.
Lansing, MI	165,869	$14.3	2005	Wal-Mart, Lowe’s, Michael’s, Gander Mountain, Subway, Hallmark
St. Louis, MO	98,827	$14.0	2004	PetsMart, Office Max, Walgreens and other retail tenants to be announced
Apex, NC (Phase I & II)	461,244	$26.1	2004	Target, Lowe’s, Office Max, PetsMart, Linens ‘N Things, and other retail tenants and outparcels to be announced
Mt. Laurel, NJ	720,625	$58.4	2004 & 2005	Target, Wegman’s, Costco, Bed, Bath & Beyond and other retail tenants and outparcels to be announced
Pittsburgh, PA	340,971	$26.5	2005	Target, Sportsmans Warehouse and other retail to be announced
Irving, TX	312,126	$28.3	2004	Wal-Mart, Sam’s Club, Kohl’s, PetsMart, Marquee Theater, Office Max
Mesquite, TX	213,665	$28.8	1st Half 2004	Michael’s, Linens ‘N Things, Ross Dress for Less, Ultimate Electronics, Dress Barn, Famous Footwear
Projects to Commence Construction
Miami, FL	609,606	$86.0	2005	To be announced
Norwood, MA	115,147	$9.3	2005	To be announced
Freehold, NJ	499,204	$25.2	2005	Wal-Mart and Sam’s Club and other retail tenants and outparcels to be announced.
McKinney, TX (Phase II)	87,757	$7.3	2004	To be announced

Wholly Owned Development Totals	4,185,197	$559.8

Wholly Owned Developments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Wholly Owned and Consolidated Development
Assets Placed in Service as of March 31, 2004

Assets Placed in Service
Date	(Millions)
As of December 31, 2003	$179.6
1st Quarter 2004	$12.4
2nd Quarter 2004	$25.9
3rd Quarter 2004	$29.6
4th Quarter 2004	$59.3
Thereafter	$253.0

Total	$559.8

Wholly Owned and Consolidated Development
Funding Schedule as of March 31, 2004

Funded as of March 31, 2004	$355.6
Projected Net Funding During 2004	$104.6	(1)
Projected Net Funding Thereafter	$99.6	(1)

Total	$559.8

(1)	Amount will be reduced by the additional proceeds to be obtained through the construction loans and proceeds from land sales.

Wholly Owned Development Delivery and Funding Schedules   3.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2004

Summary of Consolidated Debt
as of March 31, 2004

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate(1)
SENIOR DEBT:
Unsecured Credit Facility:
$650 Million Revolving Credit Facility		$100,000	(2)	05/06	2.865
$150 Million Term Loan		150,000		09/04	2.090
Secured Credit Facility:
$30 Million Revolving Credit Facility		2,500		06/06	2.090

Total Credit Facility Debt		252,500

Public Debt:
Medium Term Notes	F	10,000		07/04	6.900
Medium Term Notes	F	5,000		07/04	6.940
Medium Term Notes	F	50,000	(3)	12/04	6.840
Medium Term Notes	F	1,000		11/05	7.280
Medium Term Notes	F	96,284	(4)	03/07	7.000
Medium Term Notes	F	10,000		07/07	6.950
Medium Term Notes	F	2,000		12/07	7.050
Medium Term Notes	F	99,902		01/08	6.625
Medium Term Notes	F	273,894		01/09	3.875
Medium Term Notes	F	299,574		07/10	4.625
Medium Term Notes	F	100,000		07/18	7.500
Unsecured Notes	F	75,000		08/04	6.800
Unsecured Notes	F	85,000		08/07	6.950

Total Public Debt		1,107,654

MORTGAGE DEBT:
Plainville, CT	F	7,260		04/21	7.125
Bayonet Point, FL	F	5,327		08/06	9.750
Tupelo, MS	F	11,957		03/08	4.410
Jacksonville, FL	F	6,861		03/08	4.410
Denver, CO (Univ Hills)	F	29,251		06/12	7.300
Henderson, TN	F	9,593		01/19	7.660
Brown Deer, WI	F	3,133		08/09	7.750
Allentown, PA	F	19,103		06/21	6.950
Erie, PA	F	25,784		04/11	6.880
Erie, PA	F	2,975		04/11	6.880
Martinsville, VA	F	19,995		12/09	8.460
Boardman, OH	F	26,776		04/11	6.880
Solon, OH	F	16,564		03/08	4.410
St. Louis, MO (Sunset)	F	34,709		04/11	6.880
St. Louis, MO (Brentwood)	F	25,784		04/11	6.880

Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2004

Summary of Consolidated Debt
as of March 31, 2004 (con’t)

		Mortgage	Maturity	Interest
		Balance	Date	Rate (1)
Denver, CO (Centennial)	F	$38,676	04/11	6.880
Cedar Rapids, IA	F	10,285	01/20	9.375
St. Louis, MO (Olympic)	F	3,761	08/07	9.150
St. Louis, MO (Gravois)	F	2,032	07/12	8.625
St. Louis, MO (Keller)	F	1,803	01/10	8.625
N. Charleston, SC	F	11,859	03/08	4.410
Sault St. Marie, MI	F	3,177	05/07	8.375
Walker, MI	F	8,723	03/08	4.410
Detroit, MI	F	4,500	09/05	7.375
Mt. Pleasant, SC (GS II)	F	8,037	03/08	4.410
Meridian, ID (GS II)	F	25,972	03/08	4.410
Logan, UT	F	738	06/12	8.750
Riverdale, UT (North)	F	9,161	10/20	9.300
Salt Lake City, UT (Hermes)	F	204	08/04	5.900
Birmingham, AL (GS II)	F	28,129	03/08	4.410
Wilmington, NC	F	21,562	03/08	4.410
Berlin, VT	F	4,940	08/07	9.750
Brainerd, MN	F	145	02/05	6.800
Spring Hill, FL	F	5,429	09/19	9.750
West Pasco, FL	F	4,784	02/12	9.625
Princeton, NJ	F	26,300	03/27	8.262
Woodmont — Riverchase	F	8,077	01/13	5.500
Leawood, KS	F	52,220	07/09	7.310
Durham, NC	F	7,351	03/08	4.410
Bellefontaine, OH	F	2,574	12/16	7.500
Dublin, OH	F	9,644	09/06	8.375
Pickerington, OH	F	4,451	12/06	8.250
Dallas, TX (Carpenter)	F	28,329	01/08	7.250
Silver Springs, MD (Tech 29-1)	F	6,989	02/09	7.330
Silver Springs, MD (Tech 29-2)	F	3,533	09/06	9.050
Hamilton, NJ	F	30,000	05/05	2.942
Hamilton, NJ	V	26,005	05/05	2.740
Princeton, NJ	V	24,999	09/25	2.590
Coon Rapids, MN	V	1	06/05	2.590

Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2004

Summary of Consolidated Debt
as of March 31, 2004 (con’t)

		Mortgage	Maturity	Interest
		Balance	Date	Rate (1)
San Antonio, TX	V	$1	07/06	2.590
RVIP I, Best Products	V	$411	08/04	2.840
Littleton, CO	V	47,002	05/04	2.940

Total Mortgage Debt		716,876

Total Debt		$2,077,029
Adjustment for Reverse Swap		5,825 (5)
		$2,082,855

Weighted Average — Total			5.37 years	5.1%

Weighted Average — Fixed			5.94 years	5.6%

Weighted Average — Floating			2.56 years	2.7%

Notes:
F	—	Fixed Rate Debt
V	—	Variable Rate Debt
1.		Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized deferred finance cost amortization is approximately $3.0 million, net.
2.		Senior debt of $100 million has been converted to a fixed LIBOR rate of 1.865%. The fixed all-in rate is 2.865%.
3.		Public debt of $40 million has been converted to a variable rate of 3.74%. The remaining balance of $10 million is at the stated fixed rate.
4.		Public debt of $60 million has been converted to a variable rate of 3.065%. The remaining balance of $36.0 million is at the stated fixed rate.
5.		Offset included in other assets.

Summary of Consolidated Debt 3.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2004

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of March 31, 2004
(000’s)

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total
PROPERTY MORTGAGES
Plainville, CT (TIF)											7,260	7,260
Bayonet Point, FL			5,327									5,327
Tupelo, MS	273	287	300	313	10,852							12,025
Jacksonville, FL	156	164	172	180	6,227							6,900
Denver, CO (Univ Hills)	486	522	562	604	650	699	752	809	24,286			29,370
Henderson, TN	339	366	395	426	460	497	536	578	624	674	4,782	9,676
Brown Deer, WI	475	513	554	599	647	460						3,248
Allentown, PA	580	621	666	714	765	820	879	942	1,009	1,082	11,168	19,245
Erie, PA	250	273	293	314	331	360	386	23,641				25,847
Erie, PA	28	31	33	36	38	41	44	2,732				2,983
Martinsville, VA	182	203	221	241	258	18,936						20,041
Boardman, OH	259	283	303	325	343	373	400	24,556				26,842
Solon, OH	378	397	415	434	15,033							16,657
St. Louis, MO (Sunset)	335	366	392	421	444	483	518	31,836				34,795
St. Louis, MO (Brentwood)	250	273	293	314	331	360	386	23,641				25,847
Denver, CO (Centennial)	374	408	438	469	496	539	578	35,469				38,771
Cedar Rapids, IA	287	315	346	380	417	458	503	552	606	665	5,825	10,354
St. Louis, MO (Olympic)	306	335	367	2,826								3,835
St. Louis, MO (Gravois)	282	310	355	389	292	115	125	136	147			2,150
St. Louis, MO (Keller)	243	265	289	315	343	374	33					1,862
N. Charleston, SC	270	284	297	311	10,763							11,926
Sault St Marie, MI	911	990	1,079	418								3,398
Walker, MI	199	209	219	229	7,917							8,772
Detroit, MI	2,800	3,189										5,989
Mt. Pleasant, SC	183	193	201	211	7,294							8,082
Merridian, ID	592	623	651	681	23,573							26,120
Logan, UT	63	68	74	81	89	97	105	115	61			754
Riverdale, UT (North)	238	261	287	315	345	379	415	456	500	548	5,475	9,218
Salt Lake City, UT	315											315
Birmingham, AL	642	674	705	737	25,530							28,288
Wilmington, NC	492	517	541	565	19,570							21,684
Berlin, VT				4,940								4,940
Brainerd, MN ( K-Mart)	140	75										215
Spring Hill, FL	154	170	187	206	227	251	276	304	335	370	2,985	5,467
West Pasco, FL									4,784			4,784
Princeton, NJ	323	358	389	423	454	499	543	590	636	697	21,468	26,381
Hoover, AL (Riverchase)	108	116	122	129	136	145	153	162	170	6,864		8,104
Leawood, KS	1,038	1,117	1,201	1,292	1,390	46,435						52,473
Durham, NC	168	176	184	193	6,672							7,392
Bellefontaine, OH	123	133	143	154	166	179	193	208	224	241	842	2,604

Summary of Consolidated Mortgage Principal Payments and Corporate Debt Maturities 3.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2004

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of March 31, 2004 (con’t)

	2004	2005	2006		2007	2008	2009	2010	2011	2012	2013
	Payments	Payments	Payments		Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total
Dublin, OH	248	270	9,185										9,704
Pickerington, OH	202	219	4,079										4,500
Dallas, TX (Carpenter)	455	489	525		565	26,406							28,440
Silver Springs, MD (Tech 29-1)	145	158	170		183	196	6,173						7,025
Silver Springs, MD (Tech 29-2)	85	93	3,376										3,554
Princeton, NJ (Nassau Pav)												24,999	24,999
San Antonio, TX			1										1
RVIP I, Best Products	2,254												2,254
Payments Made Through 03/31/04	-6,549												-6,549

Total — Property Mortgages	11,081	16,314	35,340		20,932	168,653	78,670	6,823	146,726	33,382	11,141	84,804	613,867

CONSTRUCTION LOANS
$34.4 Million Construction Loan		1											1
(National City Bank)
Littleton, CO	47,002												47,002
Hamilton, NJ		56,005											56,005

Total — Construction Loans	47,002	56,006	0		0	0	0	0	0	0	0	0	103,009

DEBT OFFERINGS
Senior Notes	65,000	1,000			108,284	99,902	273,894	299,574				100,000	947,654
Unsecured Notes	75,000				85,000								160,000

Total — Debt Offerings	140,000	1,000	0		193,284	99,902	273,894	299,574	0	0	0	100,000	1,107,654
Total — Property Mortgages,	198,083	73,321	35,340		214,216	268,555	352,564	306,397	146,726	33,382	11,141	184,804	1,824,529
Construction Loans & Debt Offerings

REVOLVING CREDIT FACILITIES
$650 Million Unsecured Credit			100,000	(1)									100,000
(Bank One)
$150 Million Unsecured Credit	150,000 (1)												150,000
(Bank of America)
$30 Million Revolving Credit			2,500	(3)									2,500
(National City Bank)

Total — Debt	348,083	73,321	137,840		214,216	268,555	352,564	306,397	146,726	33,382	11,141	184,804	2,077,029

Notes:

(1)	Balance at March 31, 2004 on $150 million term loan — (six month extension available until March 2005).
(2)	Balance at March 31, 2004 on revolving construction credit facilities.
(3)	Balance at March 31, 2004 on $30 million revolving credit facility.

Summary of Consolidated Mortgage Principal Payments and Corporate Debt Maturities 3.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2004

		RVIP III B			RVIP VIII	Community	Community	Community
	RVIP III	Deer Park, IL	RVIP VI	RVIP VII	Tech Ridge LLC	Centers	Centers Four	Centers Five
Real Estate Assets	$55.6	$76.5	$31.7	$217.1	$25.5	$0.0	$0.0	$249.7
Accumulated Depreciation	(1.3)	(5.6)	(3.1)	(14.4)	(0.3)	0.0	0.0	(29.0)

Real Estate, net	54.3	70.9	28.6	202.7	25.2	0.0	0.0	220.7

Receivables, Net	1.7	1.1	0.8	0.4	(0.4)	2.6	0.6	7.2
Other assets	1.0	1.2	1.4	17.4	3.3	3.9	0.2	7.0

	$57.0	$73.2	$30.8	$220.4	$28.1	$6.5	$0.8	$234.9

Mortgage Debt	$29.7	$50.8	$18.6	$81.3	$26.9	$0.0	$0.0	$156.0
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.5	2.7	0.9	18.5	0.4	5.5	0.4	4.2

	30.2	53.5	19.5	99.8	27.3	5.5	0.4	160.2
Accumulated equity (deficit)	26.8	19.7	11.3	120.6	0.8	1.0	0.4	74.7

	$57.0	$73.2	$30.8	$220.4	$28.1	$6.5	$0.8	$234.9

Proportionate share of other assets/liabilities, net	$0.0	($0.1)	$0.3	($0.2)	$0.3	$0.2	$0.1	$5.0

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations for the period ended March 31, 2004

		RVIP III B			RVIP VIII	Community	Community	Community
	RVIP III	Deer Park, IL	RVIP VI	RVIP VII	Tech Ridge LLC	Centers	Centers Four	Centers Five
Revenues from operations	$1.6	$2.8	$1.2	$6.4	$1.6	$0.0	$0.0	$8.7
Rental operation expenses	(0.5)	(1.0)	(0.6)	(2.2)	(0.2)	(0.1)	0.0	(2.6)

Net operating income	1.1	1.8	0.6	4.2	1.4	(0.1)	0.0	6.1
Depreciation and amortization expense	(0.3)	(0.4)	(0.2)	(1.3)	(0.2)	0.0	0.0	(0.7)
Interest expense	(0.2)	(0.4)	(0.4)	(1.5)	(0.6)	0.0	0.0	(2.7)

Income (loss) before gain on sale	0.6	1.0	0.0	1.4	0.6	(0.1)	0.0	2.7
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	(0.1)	0.0	0.0	(0.2)	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	4.9	0.0	0.0	19.1	0.0

Net income (loss)	$0.6	$1.0	$0.0	$6.2	$0.6	($0.1)	$18.9	$2.7
DDR Ownership interest	***	***	***	***	20%	***	35%	50%

	$0.2	$0.4	$0.0	$2.5	$0.1	$0.3	$6.6	$1.4
Minority Interest	0.0	(0.1)	0.0	(0.3)	0.0	0.0	0.0	0.0
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1

	$0.2	$0.3	$0.0	$2.2	$0.1	$0.3	$6.6	$1.5

Proportionate share of net operating income	$0.3	$0.7	$0.2	$0.9	$0.3	$0.0	$0.0	$3.0

Funds From Operations (“FFO”):
Net income (loss)	$0.6	$1.0	$0.0	$6.2	$0.6	($0.1)	$18.9	$2.7
Depreciation of real property	0.3	0.4	0.2	1.3	0.1	0.0	0.2	0.7
(Gain) loss on sale	0.0	0.0	0.0	(4.9)	0.0	0.0	(19.1)	0.0

	$0.9	$1.4	$0.2	$2.6	$0.7	($0.1)	$0.0	$3.4
DDR ownership interest	***	***	***	***	20%	***	35%	50%

DDR FFO	$0.2	$0.5	$0.1	$0.6	$0.2	$0.3	0.0	$1.7

Joint Venture Financial 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2004

					Lennox
	Community	Community			Town	Sun Center	Dublin	Washington
	Centers Seven	Centers Eight	Merriam	Kildeer, IL	Center (2)	Limited (2)	Village (2)	Park (3)
Real Estate Assets	$15.6	$26.7	$49.0	$28.1	$21.1	$25.8	$29.7	$0.6
Accumulated Depreciation	(1.0)	(2.0)	(5.3)	(1.2)	(3.3)	(5.3)	(12.6)	0.0

Real Estate, net	14.6	24.7	43.7	26.9	17.8	20.5	17.1	0.6

Receivables, Net	0.3	0.9	2.4	0.4	1.6	0.6	0.4	0.0
Other assets	0.1	0.7	2.4	0.4	0.5	1.0	0.5	0.0

	$15.0	$26.3	$48.5	$27.7	$19.9	$22.1	$18.0	$0.6

Mortgage Debt	$9.9	$17.7	$39.1	$19.5	$18.9	$21.0	$0.0	$0.0
Amounts payable to DDRC	0.0	0.0	0.0	0.1	0.0	0.1	0.0	0.0
Other liabilities	0.2	0.6	1.1	0.6	0.9	0.6	0.6	0.0

	10.1	18.3	40.2	20.2	19.8	21.7	0.6	0.0
Accumulated equity (deficit)	4.9	8.0	8.3	7.5	0.1	0.4	17.4	0.6

	$15.0	$26.3	$48.5	$27.7	$19.9	$22.1	$18.0	$0.6

Proportionate share of other assets/liabilities, net	$0.1	$0.5	$1.9	$0.0	$0.6	$0.8	$0.3	$0.0

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations for the period ended December 31, 2003

					Lennox
	Community	Community			Town	Sun Center	Dublin	Washington
	Centers Seven	Centers Eight	Merriam	Kildeer, IL	Center (2)	Limited (2)	Village (2)	Park (3)
Revenues from operations	$0.4	$1.0	$1.7	$1.0	$1.1	$1.1	$0.5	$0.0
Rental operation expenses	(0.1)	(0.3)	(0.5)	(0.3)	(0.3)	(0.2)	(0.3)	0.0

Net operating income	0.3	0.7	1.2	0.7	0.8	0.9	0.2	0.0
Depreciation and amortization expense	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.2)	(0.2)	0.0
Interest expense	(0.2)	(0.4)	(0.5)	(0.3)	(0.4)	(0.5)	0.0	0.0

Income (loss) before gain on sale	0.0	0.2	0.4	0.3	0.3	0.2	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Net income (loss)	$0.0	$0.2	$0.4	$0.3	$0.3	$0.2	0.0	$0.0
DDR Ownership interest	50%	50%	50%	10%	50%	***	***	50%

	$0.0	$0.1	$0.2	$0.0	$0.2	$0.3	$0.0	$0.0
Minority Interest	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	(0.1)	(0.2)	0.0

	$0.0	$0.1	$0.2	$0.0	$0.2	$0.2	($0.2)	$0.0

Proportionate share of net operating income	$0.2	$0.3	$0.6	$0.1	$0.4	$0.7	$0.2	$0.0

Funds From Operations (“FFO”):
Net income (loss)	$0.0	$0.2	$0.4	$0.3	$0.3	$0.2	$0.0	$0.0
Depreciation of real property	0.1	0.1	0.3	0.1	0.1	0.2	0.2	0.0
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

	$0.1	$0.3	$0.7	$0.4	$0.4	$0.4	$0.2	$0.0
DDR ownership interest	50%	50%	50%	10%	50%	***	***	50%

DDR FFO	$0.0	$0.2	$0.4	$0.0	$0.2	$0.5	$0.2	$0.0

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2004

		Littleton,		Coon Rapids,	Phoenix,		Service	Jefferson
	DOTRS	CO (5)	Salisbury, MD	MN	AZ (2)	Pasadena, CA	Merchandise (4)	County, MO
Real Estate Assets	$24.9	$0.0	$2.1	$0.0	$27.4	$113.8	$129.4	$5.3
Accumulated Depreciation	(3.6)	0.0	(0.2)	0.0	(4.1)	(3.1)	(1.9)	(0.2)

Real Estate, net	21.3	0.0	1.9	0.0	23.3	110.7	127.5	5.1

Receivables, Net	0.9	0.0	0.0	0.5	0.9	2.1	6.5	0.0
Other assets	0.2	0.0	0.2	2.7	1.0	6.0	35.9	0.2

	$22.4	$0.0	$2.1	$3.2	$25.2	$118.8	$169.9	$5.3

Mortgage Debt	$11.1	$0.0	$1.8	$0.0	$17.6	$85.0	$75.1	$2.3
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0	0.1	11.7	3.1
Other liabilities	(0.2)	0.0	0.0	2.7	0.4	1.6	44.5	0.0

	10.9	0.0	1.8	2.7	18.0	86.7	131.4	5.4
Accumulated equity (deficit)	11.5	0.0	0.3	0.5	7.2	32.1	38.5	(0.1)

	$22.4	$0.0	$2.1	$3.2	$25.2	$118.8	$169.9	$5.3

Proportionate share of other assets/liabilities, net	$0.6	$0.0	$0.1	$0.1	$1.0	$1.6	$5.3	$0.1

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$1.5

Combining Statements of Operations for the period ended March 31, 2004

		Littleton,		Coon			Service	Jefferson
	DOTRS	CO (5)	Salisbury, MD	Rapids, MN	Phoenix, AZ (2)	Pasadena, CA	Merchandise (4)	County, MO
Revenues from operations	$0.9	$2.4	$0.1	$0.0	$1.2	$4.6	$4.5	$0.2
Rental operation expenses	(0.2)	(0.6)	0.0	0.0	(0.3)	(1.7)	(3.2)	(0.1)

Net operating income	0.7	1.8	0.1	0.0	0.9	2.9	1.3	0.1
Depreciation and amortization expense	(0.1)	(0.3)	0.0	0.0	(0.2)	(0.6)	(0.7)	0.0
Interest expense	(0.1)	(0.6)	(0.1)	0.0	(0.3)	(1.2)	(1.9)	(0.1)

Income (loss) before gain on sale	0.5	0.8	0.0	0.0	0.4	1.1	(1.3)	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Net income (loss)	0.5	0.8	0.0	0.0	0.4	1.1	(1.3)	0.0
DDR Ownership interest	50%	50%	50%	* **	67%	25%	25%	50%

	$0.2	$0.4	$0.0	$2.9	$0.3	$0.3	($0.3)	$0.0
Minority Interest	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Amortization of basis differential	0.0	0.0	0.0	0.0	(0.1)	0.0	0.0	0.0

	$0.2	$0.4	$0.0	$2.9	$0.2	$0.3	($0.3)	$0.0

Proportionate share of net operating income	$0.3	$0.9	$0.0	$0.0	$0.6	$0.7	$0.3	$0.1

Funds From Operations (“FFO”):
Net income (loss)	$0.5	$0.9	$0.0	$0.0	$0.4	$1.1	($1.3)	$0.0
Depreciation of real property	0.1	0.3	0.0	0.0	0.2	0.6	0.8	0.0
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

	$0.6	$1.1	$0.0	$0.0	$0.6	$1.7	($0.5)	$0.0
DDR ownership interest	50%	50%	50%	* **	67%	25%	25%	50%

DDR FFO	$0.3	$0.5	$0.0	$2.9	$0.4	$0.4	($0.1)	$0.0

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2004

	Sansone Group /		Coventry II DDR	Coventry II DDR	Coventry II DDR	DDR/Macquarie	DDR/Macquarie
	DDRC LLC	DDR Markaz	Ward Parkway	Totem Lakes	Phoenix Spectrum	Fund LLC	Management LLC	Total
Real Estate Assets	$0.2	$167.3	$49.0	$37.0	$45.4	$735.9	$0.0	$2,190.6
Accumulated Depreciation	0.0	(3.6)	(0.9)	(0.1)	(0.1)	(4.8)	0.0	(107.2)

Real Estate, net	0.2	163.7	48.1	36.9	45.3	731.1	0.0	2,083.4

Receivables, Net	2.4	1.6	0.7	(0.1)	0.7	6.2	1.0	44.1
Other assets	1.8	6.1	0.9	0.2	1.4	16.3	0.4	114.1

	$4.4	$171.4	$49.7	$37.1	$47.4	$753.6	$1.4	$2,241.6

Mortgage Debt	$0.0	$110.0	$31.5	$25.0	$39.0	$374.5	$0.0	$1,262.3
Amounts payable to DDRC	0.0	0.8	0.0	0.0	0.0	0.7	0.0	16.6
Other liabilities	1.0	1.8	0.8	0.0	1.0	14.7	2.7	108.7

	1.0	112.6	32.3	25.0	40.0	389.9	2.7	1,387.6
Accumulated equity (deficit)	3.4	58.8	17.4	12.1	7.4	363.7	(1.3)	854.0

	$4.4	$171.4	$49.7	$37.1	$47.4	$753.6	$1.4	$2,241.6

Proportionate share of other assets/liabilities, net	$1.6	$1.2	$0.2	$0.0	$0.2	$1.1	($0.2)	$22.9

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$1.6

Combining Statements of Operations for the period ended March 31, 2004

	Sansone Group /		Coventry II DDR	Coventry II DDR	Coventry II DDR	DDR/Macquarie	DDR/Macquarie
	DDRC LLC	DDR Markaz	Ward Parkway	Totem Lakes	Phoenix Spectrum	Fund LLC	Management LLC	Total
Revenues from operations	$2.7	$5.4	$1.7	$0.6	$0.6	$22.0	$0.0	$76.2
Rental operation expenses	(2.1)	(1.7)	(0.7)	(0.1)	(0.2)	(6.3)	(0.1)	(26.6)

Net operating income	0.6	3.7	1.0	0.5	0.4	15.7	(0.1)	49.6
Depreciation and amortization expense	0.0	(0.9)	(0.3)	(0.1)	(0.1)	(3.3)	(0.0)	(10.9)
Interest expense	0.0	(1.2)	(0.3)	(0.1)	(0.1)	(4.4)	(0.0)	(18.3)

Income (loss) before gain on sale	0.6	1.6	0.4	0.3	0.2	8.0	(0.1)	20.4
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.4)
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	24.0

Net income (loss)	0.6	1.6	0.4	0.3	0.2	8.0	(0.1)	$44.0
DDR Ownership interest	***	***	20%	***	***	***	50%

	$0.2	$0.3	$0.1	$0.1	$0.0	$1.5	($0.1)	$18.3
Minority Interest	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.4)
Amortization of basis differential	(0.1)	0.1	0.0	0.0	0.0	0.2	0.0	(0.1)

	$0.1	$0.4	$0.1	$0.1	$0.0	$1.7	($0.1)	$17.8

Proportionate share of net operating income	$0.3	$0.9	$0.2	$0.1	$0.1	$3.0	($0.1)	$15.4

Funds From Operations (“FFO”):
Net income (loss)	$0.6	$1.6	$0.4	$0.3	$0.2	$8.0	($0.1)	$44.0
Depreciation of real property	0.0	0.9	0.3	0.1	0.1	3.3	0.0	11.1
(Gain) loss on sale	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(24.0)

	$0.6	$2.5	$0.7	$0.4	$0.3	$11.3	($0.1)	$31.1
DDR ownership interest	***	***	20%	***	***	***	50%

DDR FFO	$0.2	$0.6	$0.1	$0.1	$0.1	$2.0	($0.1)	$12.7

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

(1)	Amounts may differ slightly from actual results, due to rounding.

(2)	Asset values reflect historical cost basis due to acquisition of partnership interest (i.e. does not reflect step up in basis).

(3)	Represents undeveloped land.

(4)	The Company owns an approximate 25% economic interest in a joint venture that acquired the designation rights to real estate assets owned and controlled by Service Merchandise. Tax expense, if applicable, is reflected in DDR Consolidated Statement of Operations The joint venture’s total related party interest expense for the three months ended March 31, 2004 totaled $1.1 million, of which $0.3 million, or approximately 25%, is reflected in revenues from operations in the Company’s Consolidated Statement of Operations.

(5)	In the first quarter of 2004, the Company acquired the remaining interests in the joint venture. The Company consolidates the balance sheets and operations of the entity from the date of acquisition forward.

***	See Section 4.2, Joint Venture Summaries, discussing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.

Joint Venture Financials 4.1

Developers Diversified Realty
Quarterly Financial Supplemental

For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP III
Date Formed:	January 1998
Property Name/Location:	City Place – Long Beach, CA
Major Tenants:	Wal-Mart
Albertson’s
Ross Dress for Less
Nordstrom Rack
Savon
Anna’s Linens

Partnership Structure

Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR) once limited partners have received a 10% preferred return on equity

Fees to DDR
Management Fee:	3.50%
Construction Management Fee:	5% of cost of construction (including architectural & engineering and other soft costs)
Asset Management Fee:	..4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A

Capital Structure (in millions)
DDR	$6.6
PREI	19.9
Coventry	0.3

Total Capital	$26.8

Debt	$29.7

Total Debt & Equity	$56.5

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplemental

For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	RVIP IIIB
Date Formed:	September 2000
Property Name/Location:	Deer Park, IL
Major Tenants:	Eddie Bauer	Pottery Barn
	Talbots	Coldwater Creek
	Restoration Harware	J. Crew
	Abercrombie & Fitch	Pier One Imports
	GAP	Banana Republic
	Barnes & Noble	Chico's
Century Theater

Partnership Structure RVIP IIIB

Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.5%
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	.4% of gross asset cost (DDR's pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A

Capital Structure (in millions)
DDRC	$4.8
Prudential	14.2
Coventry	0.7

Total Capital	$19.7

Debt	$50.8

Total Debt & Equity	$70.5

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplemental

For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP VI
Date Formed:	October 1999
Property Name/Location:	The joint venture consists of the following four properties:

Ten Quivira Plaza — Shawnee, KS	Devonshire Village — Olathe, KS
Cherokee North — Overland Park, KS	Brywood Center — Kansas City, MO

Major Tenants:	Price Chopper	La Petite Academy
	Big Lots	Osco Drug
	Dollar General	Deal$
	Sherwin Williams	Westlake Hardware
Eckerd Drug
Hollywood Video

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	3.50%
Asset Management Fee:	.4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)

Capital Structure (in millions)
DDR	$2.8
PREI	8.4
Coventry	0.1

Total Capital	$11.3

Debt	$18.6

Total Debt & Equity	$29.9

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplemental

For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program VII LLC
Date Formed:	November 2000
Property Name/Location:	The joint venture consists of the following seven properties:

San Ysidro Village — San Ysidro, CA	Downtown Pleasant Hill — Pleasant Hill, CA
Olympiad Plaza — Mission Viejo, CA	Richmond City Center — Richmond, CA
Plaza at Puente Hills — City of Industry, CA	Puget Park Shopping Center — Everett, WA
Valley Central Shopping Center — Lancaster, CA

Major Tenants:	Office Depot	Michael’s
	Century Theater	Staples
	Ross Stores	Albertson’s
	Circuit City	Bed, Bath & Beyond
	Wal-Mart	K-Mart
	T.J. Maxx	Kroger
	Cinemark	Marshalls

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors
Up to a leveraged 11% return on equity (10% year one, 10.5% year two, 11% thereafter)

Promote (current):	i) Pro rata in proportion to the member’s invested capital until the members have received, on a cumulative basis, an amount equal to the preferred return, (ii) 75% to all members in proportion to their invested capital and 25% to Coventry Real Estate Partners (79% owned by DDR) until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 15% return, (iii) 70% to all members in proportion to their invested capital and 30% to Coventry until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 20% return, and (iv) 65% to all members pro rata in proportion to their ownership percentages and 35% to Coventry.

Fees to DDR
Management Fee:	3.20%
Construction Management Fee:	5% of hard and soft costs
Asset Management Fee:	..63% (DDR’s pro-rata share of Coventry’s .8% fee)
Leasing Fees (without co-broker):	5% on new leases on years 1-5; 2.5% on years 6-10 (spaces < 15,000 square feet) 4% on new leases on years 1-5; 2% on years 6-10 (spaces > 15,000 square feet)
3% on new leases on years 1-5; 1.5% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases

Capital Structure (in millions)
DDR	$23.4
PREI	92.0
Coventry	5.2

Total Capital	$120.6

Debt	$81.3

Total Debt & Equity	$201.9

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	RVIP VIII/DDR DB TECH VENTURES LP
Date Formed:	September 2003
Property Name/Location:	Shops@TECH.RIDGE — Austin, TX
Major Tenants:	Target	Linen’s ‘N Things
	Pier One	Toys ‘R Us
	Dress Barn	Hobby Lobby
	Rack Room Shoes	Ultimate Electronics
	PetsMart	Office Depot
Ross Dress for Less

Partnership Structure
DDR DB Tech Ventures LP

Ownership Percentage:	50% — RVIP VIII
50% — David Berndt Interests, Inc. (Development Partner)
(No equity contributions at this partnership level)

Cash Flow Distribution:	50% — RVIP VIII
50% — David Berndt Interests, Inc. (Development Partner)

RVIP VIII

Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR)
once limited partners have received a 10% preferred return
and return of equity

Fees to DDR
Management Fee:	4% of Gross Revenues
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	N/A
Leasing Fees: *	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 9,999 square feet)
4% on new leases on years 1-5; 2% on remainder of term (spaces 10,000 — 19,999 square feet)
$2 per square foot (spaces 20,000 square feet and greater)
3% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.5% on renewals on years 1-5; 1.25% on remainder of term (spaces 5,000 — 9,999 square feet)
2% on renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 19,999 square feet)
$2 per square foot on renewals (spaces 20,000 square feet and greater)
4% on new leases years 1-5; 2% years 6-10 (outparcels/ground leases)
2% on renewals on years 1-5; 1% years 6-10 (outparcels/ground leases)
6% of Gross Sales Price up to $500,000 (Outparcel Sales)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Development Fee: *	5% of all development and tenant improvement work performed
Tenant Coordination Fee: *	$5,000 for each in-line space less than 10,000 square feet

Capital Structure (in millions)
DDRC	$0.2
Prudential	0.6
Coventry	0.0

Total Capital	$0.8

Debt	$26.9

Total Debt & Equity	$27.7

*  Fees shall not be paid with respect to the initial leasing or development.

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Five, L.P.
Date Formed:	September, 1998
Property Name/Location:	The joint venture consists of the following six properties:

Foothills Towne Center — Ahwatukee, AZ	Maple Grove Crossing — Maple Grove, MN
Arrowhead Crossing — Phoenix, AZ	Tanasbourne Town Center — Portland, OR
Eagan Promenade — Eagan, MN	Eastchase Market — Fort Worth, TX

Major Tenants:	AMC Theatre	Gander Mountain	Oshman’s Sporting Goods
	Ashley Homestores	Haggan’s	Petco
	Babies ‘R Us	Kohl’s Department	Petsmart
	Barnes & Noble	Linens ‘N Things	Pier One
	Bassett Furniture	Mac Frugal’s	Ross Dress for Less
	Bed Bath & Beyond	Mervyn’s (not owned)	Staples
	Byerly’s	Michael’s	Stein Mart
	Circuit City	Nordstrom Rack (not owned)	Target (not owned)
	Comp USA	Office Depot	TJ Maxx
	Cub Foods (not owned)	Office Depot (not owned)	Toys ‘R Us (not owned)
	Ethan Allen (not owned)	OfficeMax	United Artists Theatre
	Famous Footwear	Old Navy

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$37.33
DRA Advisors	37.33

Total Capital	$74.7

Debt	$156.0

Total Debt & Equity	$230.7

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Seven, L.P.
Date Formed:	October, 1999
Property Name/Location:	Ahwatukee Foothills Towne Center (Phase IV) — Phoenix, AZ
Major Tenants:	Best Buy
JoAnn, Etc.

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$2.45
DRA Advisors	2.45

Total Capital	$4.9

Debt	$9.9

Total Debt & Equity	$14.8

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Eight, L.P.
Date Formed:	February, 2000
Property Name/Location:	Deer Valley Towne Center - Phoenix, AZ
Major Tenants:	Michael’s
OfficeMax
Petsmart
Ross Stores
AMC Theatres (not owned)
Target (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$4.0
DRA Advisors	$4.0

Total Capital	$8.0

Debt	$17.7

Total Debt & Equity	$25.7

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the twelve month period ended December 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Merriam Town Center Ltd.
Date Formed:	October, 1996
Property Name/Location:	Merriam Town Center — Merriam, KS
Major Tenants:	Cinemark	OfficeMax
	Dick’s Sporting Goods	Petsmart
	Hen House	Home Depot (not owned)
Marshalls

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$4.17
DRA Advisors	4.17

Total Capital	$8.3

Debt	$39.1

Total Debt & Equity	$47.4

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRA Kildeer LLC
Date Formed:	March 28, 2002
Property Name/Location:	The Shops at Kildeer — Kildeer, IL
Major Tenants:	Bed, Bath & Beyond
Circuit City
Cost Plus
Old Navy

Partnership Structure
Equity Contribution:	10% — DDR
90% — DRA Advisors

Cash Flow Distribution:	10% — DDR
90% — DRA Advisors

Promote:	After the partners have received distributions equal to their capital contributed, plus a preferred return of 15%, then the Company will receive 35% up to a preferred return of 20%, then 50% of remaining cash after a 20% preferred return has been achieved.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$0.7
DRA Advisors	6.8

Total Capital	$7.5

Payable to DDR	$0.1

Debt	$19.5

Total Debt & Equity	$27.1

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement

For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Lennox Town Center Limited
Date Formed:	February, 1998
Property Name/Location:	Lennox Town Center Shopping Center -Columbus, OH
Major Tenants:	AMC Theatres Lennox 24
Barnes & Nobles
Staples
Target

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$0.05
Casto Properties	0.05

Total Capital	$0.1

Debt	$18.9

Total Debt & Equity	$19.0

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Sun Center Limited
Date Formed:	February, 1998
Property Name/Location:	Sun Center — Columbus, OH
Major Tenants:	Babies ‘R Us
Big Bear
Michael’s
Rhodes Furniture
Staples
Stein Mart

Partnership Structure
Equity Contribution:	79.45% — DDR
20.55% — Casto Properties

Cash Flow Distribution:	79.45% — DDR
20.55% — Casto Properties
Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure in millions)
DDR	$0.30
Casto Properties	0.08

Total Capital	$0.4

Payable to DDR	$0.1

Debt	$21.0

Total Debt & Equity	$21.5

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Continental Sawmill Limited Partnership
Date Formed:	February, 1998
Property Name/Location:	Dublin Village Center — Columbus, OH
Major Tenant:	AMC Theatre

Partnership Structure
Equity Contribution:	80.012% — DDR
19.988% — Casto Properties

Cash Flow Distribution:	80.012% — DDR
19.988% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$13.9
Casto Properties	3.5

Total Capital	$17.4

Debt	$—

Total Debt & Equity	$17.4

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DOTRS LLC
Date Formed:	September, 1996
Property Name/Location:	Macedonia Commons — Macedonia, Ohio

Major Tenants:	First National Supermarkets
Kohl’s Department Store
Wal-Mart (not owned)
Partnership Structure
Equity Contribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Cash Flow Distribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Fees to DDR
Management Fee:	5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3.5% on renewals
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$5.75
The State Teachers Retirement Board	5.75

Total Capital	$11.5

Debt	$11.1

Total Debt & Equity	$22.6

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDRC PDK Salisbury Phase III LLC
Date Formed:	March 2001
Property Name/Location:	Salisbury, MD
Major Tenants:	Rugged Warehouse
Famous Footwear
Dress Barn

Partnership Structure
Ownership Percentage:	50% — DDR
50% — PDK Commons Phase III L.C.

Cash Flow Distribution:	50% — DDR
50% — PDK Commons Phase III L.C.

Fees to DDR
Management Fee:	4%
Development Fee:	$.75 psf of leasehold improvements
Leasing Fees:	N/A

Capital Structure (in millions)
DDR	$0.138
PDK Salisbury LLC	0.138

Total Capital	$0.3

Payable to DDR	$0.0

Debt	$1.8

Total Debt & Equity	$2.1

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Shea and Tatum Associates Limited Partnership
Date Formed:	January 1, 1995 (acquired January 2, 2003)
Property Name/Location:	Paradise Village Gateway — Phoenix, AZ

Major Tenants:	Albertson’s
Bed Bath & Beyond
Petsmart
Ross
Staples

Partnership Structure
Equity Contribution:	67% — DDR
33% — Churchill Family Trust

Cash Flow Distribution:	67% — DDR
33% — Churchill Family Trust

Fees to DDR
Management Fee:	5% of gross income
Development Fee:	5% of total costs for all improvements (excluding land)
Leasing Fees (without co-broker):	$3.50 per square foot for spaces < 5,000 square feet
$3.00 per square foot for spaces 5,000 — 10,000 square feet
$2.50 per square foot for spaces 10,000 — 25,000 square feet
$2.00 per square foot for spaces 25,000 — 50,000 square feet
$1.50 per square foot for spaces over 50,000 square feet
Renewals earn 50% of fees on new leases
5.0% on new ground leases on years 1-5
Commission on Outparcel Sales:	5% of gross sales price

Capital Structure (in millions)
DDR	$4.85
Churchill Family Trust	2.39

Total Capital	$7.2

Debt	$17.6

Total Debt & Equity	$24.8

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Paseo Colorado Holdings LLC
Date Formed:	January 14, 2003
Property Name/Location:	Paseo Colorado — Pasadena, CA

Major Tenants:	DSW Shoe Warehouse
Equinox Health & Fitness
Gelson’s Market
Macy’s
Pacific Theaters

Partnership Structure
Equity Contribution:	25% — DDR
75% — Lehman Brothers

Cash Flow Distribution:	25% — DDR
75% — Lehman Brothers

Promote:	After DDR and Lehman Brothers receive a return of equity and both partners have been allocated an amount equal to a 19% annual return, DDR will receive 50% of available proceeds.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	3.5% of total costs for all improvements (excluding land)
Leasing Fees:	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
3.0% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% on renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% on renewals on years 1-5; 1.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet) on new leases and renewals
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price over $500,000 but less than $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)
DDR	$8.0
Lehman Brothers	24.1

Total Capital	$32.1

Payable to DDR	$0.1
Debt	$85.0

Total Debt & Equity	$117.2

Joint Venture Partnership Summaries 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	KLA/SM L.L.C.
Date Formed:	March 2002
Property Name/Location:	The Joint Venture consists of 59 fee simple, leasehold and groundlease interests previously owned by the Service Merchandise Company, Inc.. The Joint Venture also owns designation rights to 11 assets for which it has not obtained final title through the bankruptcy court. These assets are in the process of being designated to the Joint Venture. In total, these properties are located in 27 states across the United States.

Partnership Structure
Equity Contribution:	24.63% — DDR
12.32% — Klaff Realty, L.P.
61.58% — Lubert-Adler Funds
1.47% — Random Properties Acquisition Corp I

Cash Flow Distribution:	24.63% — DDR
12.32% — Klaff Realty, L.P.
61.58% — Lubert-Adler Funds
1.47% — Random Properties Acquisition Corp I

Once all partners receive a return of all equity, plus a 12% preferred return thereon, plus $43 million, Service Merchandise will be entitled to share 20% of the excess. The remaining proceeds will be distributed in accordance with the percentages noted.

Promote:	Once all partners have received a return of all equity, plus a 10% preferred return thereon, DDR will receive 35% of available proceeds.

Fees to DDR
Management Fees:	3.0% of gross revenues
Development Fees:	4.5% of hard costs for all improvements for all retail tenant leases
1.5% of hard costs for all non-retail or furniture leases
Leasing Fees:	$0.94 per square foot for all retail tenant leases
$0.31 per square foot for all non-retail or furniture leases
Disposition Fees:	.75% of gross sales price for all sales to retail purchasers
.25% of gross sales price for all sales to non-retail or furniture purchasers

Capital Structure (in millions)
DDR	$20.5
Klaff	10.3
Lubert-Adler	51.4
Random Properties Acquisition Corp. I	1.2

Total Capital	$83.4	(1)

Payable to DDR	$0.30

Existing Debt	$75.1

Debt to be Assumed	$1.8	(2)

Total Debt & Equity	$160.6

(1)	Total capital includes member equity loans to the joint venture of $44.9 million as of December 31, 2003.

(2)	Represents the maximum amount of debt that could be assumed by the Joint Venture concurrent with the designation of the final 11 undesignated properties.

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Jefferson County Plaza LLC
Date Formed:	July 1999
Property Name/Location:	Arnold, MO
Major Tenants:	Target (not owned)
Home Depot (not owned)
Shoe Carnival
Sally Beauty Supply
Deal$

Partnership Structure
Equity Contribution:	50% — DDR
50% — The Sansone Group (50% owned by DDR)

Cash Flow Distribution:	50% — DDR
50% — The Sansone Group

Fees to DDR
Management Fee:	1.50%
Development Fee:	NA
Leasing Fees:	2.5% of gross base rent plus reimbursables on new leases; 1.75% on renewals

Capital Structure (in millions)
DDRC	$(0.06)
The Sansone Group	(0.06)

Total Capital (1)	$(0.1)

Payable to DDR	$3.1

Debt	$2.3

Total Debt & Equity	$5.3

(1)	Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz LLC (Kuwaiti Financial Centre)
Date Formed:	May 2003
Property Name/Location:	The joint venture consists of the following seven properties:

	Hilltop Plaza – Richmond, CA	Highland Grove Shopping Center– Highland, IN
	Derby Square – Grove City, OH	Springfield Commons Shopping Center – Toledo, OH
	Oviedo Park – Oviedo, FL	Apple Blossom Corners – Winchester, VA
North Pointe Plaza – Tampa, FL

Major Tenants:	Babies R Us (not owned)	Lowe’s (not owned)
	Barnes & Noble	Marshalls
	Bed Bath & Beyond	Martin’s Food Store
	Big Bear	Michael’s
	Books-A-Million	OfficeMax
	Borders Books (not owned)	Old Navy
	Century Theatre	Petsmart
	Circuit City	Publix
	Gander Mountain	Ross Dress for Less
	Jewel (not owned)	Target (not owned)
	Kohl’s	T.J. Maxx
	Linens ‘N Things	Wal-mart (not owned)

Partnership Structure
Equity Contribution:	80% — Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% — DDR

Cash Flow Distribution:	80% — Markaz
20% — DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 12% annual return, and (ii) 20% to DDR and 80% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	5.5% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)
DDR	$11.8
Markaz	47.0

Total Capital	$58.8

Payable to DDR	$0.8

Debt	$110.0

Total Debt & Equity	$169.6

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Ward Parkway LLC
Date Formed:	June 2003
Property Name/Location:	Kansas City, MO
Major Tenants:	Target (not owned)
Dilliards
Pier One
TJ Maxx
AMC Theater
24 Hour Fitness
Dick’s
Steinmart

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	3% of gross income for stabilized property (95% leased)
4% of gross income for unstabilized property
Construction Management Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot for renewals (spaces > 20,000 square feet)

Capital Structure (in millions)
Coventry II Fund	$13.85
DDR	3.55

Total Capital	$17.4

Debt	$31.5

Total Debt & Equity	$48.9

*	Coventry II Fund:

DDR is also entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Joint Venture Partnership Summaries   4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Totem Lakes LLC
Date Formed:	January 2004
Property Name/Location:	Totem Lakes Mall — Kirkland, WA
Major Tenants:	Guitar Center
Trader Joe’s
Big 5 Sporting Goods
Totem Lake Theater
Rite Aid
Ross Dress For Less
Famous Footwear
CompUSA
Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Construction Management Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot for renewals (spaces > 20,000 square feet)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)

Capital Structure (in millions)
Coventry II Fund	$9.65
DDR	$2.45

Total Capital	$12.1

Debt	$25.0

Total Debt & Equity	$37.1

*	Coventry II Fund:

DDR is also entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Joint Venture Partnership Summary 4.2

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Phoenix Spectrum LLC
Date Formed:	March 2004
Property Name/Location:	Spectrum Mall — Phoenix, AZ
Major Tenants:	Wal-Mart
Costco
Ross Dress For Less
PetsMart
Dilliard’s
Walgreens
Harkins Theater
Famous Footwear

Partnership Structure
Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR
Management Fee:	4% of gross income
Construction Management Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot for renewals (spaces > 20,000 square feet)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)

Capital Structure (in millions)
Coventry II Fund	$5.9
DDR	1.5

Total Capital	$7.4

Debt	$39.0

Total Debt & Equity	$46.4

*	Coventry II Fund:

DDR is also entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

Joint Venture Partnership Summary 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Joint Venture Investment Summary

Joint Venture Name:	DDR Macquarie LLC (Fund LLC, Management LLC, and U.S. Trust Inc.)
Date Formed:	November 2003
Property Name/Location:	The joint ventures consist of the following eleven properties:

	Carillon Place — Naples, FL	Perimeter Pointe — Atlanta, GA
	Town Center Prado — Marietta, GA	Woodfield Village Green — Schaumburg, IL
	Shopper’s World — Framingham, MA	Fairfax Towne Center — Fairfax, VA
	The Plazas at Great Northern — North Olmsted, OH	Belden Park Crossings — Canton, OH
	Riverdale Village — Coon Rapids, MI	Independence Commons — Independence, MO
Midway Marketplace — St Paul, MI

Major Tenants:	AMC Theatres	Home Depot	PetsMart
	Babies ‘R Us	General Cinema	Publix
	Barnes & Noble	Jordan Marsh/Federated	Ross Dress for Less
	Bed Bath & Beyond	Kohl’s	Safeway
	Best Buy	L.A. Fitness Sports Clubs	Sports Authority
	Bobs	Linens ‘N Things	TJ Maxx
	Borders Books	Marc’s	Tower Records
	Circuit City	Marshalls	Toys ‘R Us
	Container Store	Michael’s	United Artists Theatre
	Costco (not owned)	Nordstrom Rack	Winn Dixie
	Crunch Fitness	Off 5th	Jo-Ann Stores
	Dick’s Sporting Goods	Office Depot	Old Navy (Gap, Inc.)
	DSW Shoe Warehouse	OfficeMax	Wal-Mart

Partnership Structure
Equity Contribution:	14.5% — DDR	Cash Flow Distribution:	14.5% — DDR
	4.5% — Macquarie Bank Limited (“MBL”)		4.5% — MBL
	81% — Macquarie DDR Trust (“MDT”)		81% — MDT

Promote:	Quarterly Base and Performance special income allocations to DDR and MBL

Fees to DDR
Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price over $1,000,000
Sponsor’s Fee	.5% of MDT’s interest in US LLC assets payable upon the Australian initial public offering
Acquisition Fees	Up to 1.0% gross asset value
Disposition Fee	Market rate up to 1%
Debt Placement Fee	Up to 50bp of the total amount of long term financing
Due Diligence Fee	12.5bp of MDT’s prorata interest in the purchase price of the acquisition

Capital Structure (in millions)
DDR	$52.5
MBL	16.3
MDT	293.5

Total Capital	$362.3

Payable to DDR	$0.7

Debt	$374.5

Total Debt & Equity	$737.5

Joint Venture Partnership Summary 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Summary of Joint Venture Capital Transactions

Acquisitions, Dispositions, Developments & Expansions
for the Three Month Period Ended March 31, 2004

	Three Months
	Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		December 31,		December 31,		December 31,		December 31,
	2004		2003		2002		2001		2000
Acquisitions/Transfers	$90.3	(2)	$1,221.7	(4)	$53.0		$213.1		$91.2	(9)
Completed Expansions	0.0		9.7		9.0		2.3		6.2
Developments & Construction in Progress	4.8		120.1		48.6		103.7		114.7
Tenant Improvements & Building Renovations (1)	0.0		0.6		1.6		4.9		1.9
Other Real Estate Investments	0.0		0.0		161.8	(6)	0.0		0.0
Minority Equity Investment in AIP	0.0		0.0		0.0		(135.0	)(8)	(2.2)

	$95.1		$1,352.1		$274.0		$189.0		$211.8
Less: Real Estate Sales and Dispositions	($179.7	)(3)	($781.5	)(5)	($361.4	)(7)	($16.9)		($115.9	)(10)

Joint Venture Totals (Millions)	($84.6)		$570.6		($87.4)		$172.1		$95.9

(1)	The Company estimates recurring capital expenditures, including tenant improvements, of $.7 million associated with its joint venture portfolio during 2004.

(2)	Balance includes $7.8 for the purchase of Poag & McEwen’s interest in RVIP IIIB.

(3)	In addition to the sales listed in the disposition section which had an aggregate cost of $79.5 this balance includes the transfer to DDR of the Littleton, CO shopping center which had an aggregate cost of $58.2 million and $42.0 million of assets owned by various joint ventures that were consolidated into DDR, due to FIN 46.

(4)	Balance includes the $87.7 million of equity investments previously held by DD Development Company for shopping centers in Long Beach, CA, Shawnee, KS, Overland Pointe, KS, Olathe, KS and Kansas City, MO.

(5)	In addition to the sales listed in the disposition section, which had an aggregate cost of $167.5 million, this balance includes the disposition of shopping centers located in Dayton and Niles, OH, the sale of an outparcel, the transfer of the Leawood, KS and Suwanee, GA shopping centers to DDR and the rejection of two of the Service Merchandise leases, the aggregate cost of these transactions was $116.6 million. During the fourth quarter the shopping centers located in Coon Rapids, MN, Naples, FL, Atlanta, GA, Marietta, GA, Schaumburg, IL, Framingham, MA and Fairfax, VA, which had an aggregate cost of $379.2 million, were sold to the Macquarie DDR Trust joint venture, and $118.2 million of assets owned by DD Development Company were consolidated into DDR.

(6)	Amount represents the net cost of assets acquired from Service Merchandise pursuant to the designation rights agreement.

(7)	Includes transfers to DDR in the aggregate amounts of $58.7 million, $38.7 million, $25.6 million and $30.6 million relating to shopping centers in Plainville, CT, Independence, MO, Canton, OH and San Antonio, TX, respectively. This amount also includes sales of shopping centers in Denver, CO; Hagerstown, MD; Salem, NH, Eatontown, NJ, Durham, NC and Round Rock, TX and the sales of outlot parcels in Round Rock, TX and San Antonio, TX.

(8)	The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) during 2nd quarter 2001.

(9)	Includes transfers from DDR to joint ventures in the aggregate amount of $39.6 million relating to a development project in San Antonio, TX, a transfer of a Phoenix, AZ property, and the outparcel land at Round Rock, TX.

(10)	Includes transfers to DDR in the aggregate amount of $76.7 million relating to the Nassau Pavillion development project, two former DDR/Oliver McMillan projects, and Phase II of the Salisbury, MD development project. All of which were previously accounted for through joint ventures.

Summary of Joint Venture Capital Transactions 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Joint Venture Acquisitions
for the Three Month Period Ended March 31, 2004

				DDR’s	Joint
		Cost	Acquisition	Ownership	Venture
Property Location	GLA	(Millions)	Date	Percentage	Partner
Kirkland, WA	290,708	$37.0	1/21/2004	20.00%	Coventry II
Phoenix, AZ	1,134,062	$45.5	3/3/2004	20.00%	Coventry II

Total	1,424,770	$82.5

Joint Venture Dispositions
for the Three Month Period Ended March 31, 2004

		Gross Sale		DDR's	Joint
		Proceeds		Ownership	Venture
Property Location	GLA	(Millions)	Sale Date	Percentage	Partner
Puente Hills, CA	297,998	$33.0	1/8/2004	20.00%	Prudential & Coventry Real Estate Partners
San Antonio, TX	320,345	$58.0	1/22/2004	35.00%	DRA Advisors
Service Merchandise locations	189,745	$6.5	Various	25.00%	Various

Total	808,088	$97.5

Summary of Joint Venture Capital Transactions 5.1

Developers Diversified Realty
 Quarterly Financial Supplement
For the three months ended March 31, 2004

Joint Venture Expansion and Redevelopment Projects
for the Three Month Period Ended March 31, 2004

	DDR’s	Joint
	Ownership	Venture
Projects in Progress	Percentage	Partner	Description
Deer Park, IL	24.75%	Prudential Real Estate Investors	Expansion of the existing center to create a 50,000 sf Century Theater (scheduled to open 3rd Quarter of 2004) and to create an additional 23,800 sf of small retail specialty shops and two outparcels.

Merriam, KS	50.00%	DRA Advisors	Expansion of the 7,300 sf outparcel for additional retail tenants

Total Cost (Millions)	$15.0

Projects to Commence	Percentage
Phoenix, AZ	20.00%	Coventry II	Relocation of several existing tenants to accommodate an anchor tenant, several junior anchors and other retail tenants to be announced.

Kansas City, MO	20.00%	Coventry II	Relocation of several small shop tenants in the shopping center to accommodate several mid-size anchors and other retail tenants to be announced.

Kirkland, WA	20.00%	Coventry II	Large-scale redevelopment to include the relocation of several existing tenants, plus an expansion of the existing center to create additional GLA for two anchors, junior anchors, small shops and restaurants to be announced.

Joint Venture Expansions and Redevelopment   5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Summary of Joint Venture Development Projects for the Three Month Period Ended March 31, 2004

					DDR’s
		DDR’s	Joint	Total	Proportionate	Substantial
	Total	Ownership	Venture	Cost	Cost	Completion
Projects in Progress	GLA	Percentage	Partner	(Millions)	(Millions)	Date	Major Tenants
Jefferson County (St. Louis), MO	330,051 (1)	50.0%	Sansone	$9.7	$4.9	2004	Target, Home Depot, Shoe Carnival, Deal$, Sally Beauty

Projects to Commence Construction

Apex, NC (Phase III)	434,408	80.0%	First Carolina Properties	$37.7	$30.1	2005	To be announced

Apex, NC (Phase IV)	277,235	20.0%	First Carolina Properties	$27.0	$5.4	2005	To be announced

Joint Venture Development Totals	1,041,694			$74.4	$40.4
					$

Notes:

(1)	Includes square footage which will not be Company owned.

Joint Venture Developments 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Joint Venture Development
Assets Placed in Service as of March 31, 2004

	Assets Placed	DDR’s Current
	in Service	Proportionate Share
Date	(Millions)	(Millions)
As of December 31, 2003	$4.5	$2.3
1st Quarter 2004	$0.0	$0.0
2nd Quarter 2004	$0.0	$0.0
3rd Quarter 2004	$2.6	$1.3
4th Quarter 2004	$2.6	$1.3
During 2005 and Thereafter	$64.7	$35.5

Total	$74.4	$40.4

Joint Venture Development
Funding Schedule as of March 31, 2004

	DDR’s	JV Partners’	Proceeds from
	Proportionate	Proportionate	Construction
	Share	Share	Loans	Total
	(Millions)	(Millions)	(Millions)	(Millions)
Funded as of March 31, 2004	$5.0	$0.0	$2.3	$7.3
Projected Net Funding During 2004	11.1	5.1	2.8	19.0
Projected Net Funding Thereafter	0.0	0.0	48.1	48.1

Total	$16.1	$5.1	$53.2	$74.4

Joint Venture Development Delivery and Funding Schedules 5.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2004

Summary of Joint Venture Debt
as of March 31, 2004

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
RVIP III Long Beach, CA	V	29,695		06/04	Libor + 170
RVIP III B Deer Park, IL	V	50,836		07/04	Libor + 175
RVIP VI		18,575	(1)
RVIP VII	V	67,500	(2)	03/07	Libor + 140
	F	13,822	(2)
RVIP VIII	V	26,870		01/06	Libor + 175
DDRA Community Centers Five	F	156,000	(3)	10/05	6.64
DDRA Community Centers Seven Ahwatukee, AZ (Phase IV)	F	9,903		01/05	8.07
DDRA Community Centers Eight Deer Valley, AZ	F	17,689		09/10	8.01
Merriam Town Center Merriam, KS	V	30,000		06/05	Libor +205
Tax Incremental Financing Obligation	F	9,075		02/16	6.90
DDRA Kildeer LLC	V	4,500		08/07	Libor + 180
Kildeer, IL	F	15,000		08/07	5.64
Lennox Town Center Limited Columbus, OH	F	18,931		07/22	8.11
Sun Center Limited	F	5,801		05/07	8.29
Columbus, OH	F	15,208		04/11	8.48
DOTRS LLC Macedonia, OH	V	11,064		09/06	Libor +100
DDRC PDK Salisbury Phase III LLC Salisbury, MD	F	1,852		04/06	7.61
KLA/SM LLC	V	45,508		07/04	Libor + 350
	F	12,716		11/13	6.2555
	F	16,880		10/13	6.365
Jefferson County Plaza, LLC Arnold, MO	V	2,288		05/05	Libor + 175

Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2004

Summary of Joint Venture Debt
as of March 31, 2004 (continued)

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
Paradise Village Gateway Phoenix, AZ	F	17,563		05/07	7.78
Paseo Colorado Holdings	F	55,000		02/06	5.78
Pasadena, CA	V	30,000		02/06	4.45
DDR Markaz	F	110,000	(4)	06/08	4.129
DDR Ward Parkway	V	31,500		08/06	Libor + 240
Coventry II DDR Totem Lakes	V	25,000		06/04	Libor + 87.5
Coventry II DDR Phoenix Spectrum	V	39,000		07/06	Libor + 275
DDR Maquarie CRRV Perimeter One & Two	V	42,000		02/06	6.625
DDR Maquarie	F	290,500	(5)	11/08	4.225
DDR Maquarie	F	9,100	(6)	11/05	4.913
$100 Million Revolving Credit Facility	V	32,900	(6)	11/05	Libor + 137.5

		$1,262,276

Notes:

(1)	Encumbers five shopping center properties located in Kansas City, MO with mortgage interest rates ranging from 7.79% to 8.16% and maturity dates ranging from October 2007 to November 2007.

(2)	Encumbers seven shopping center properties located in California and Washington with mortgage interest rates ranging from LIBOR+140 to 9.5% and maturity dates ranging from March 2007 to March 2020.

(3)	Encumbers six shopping center properties as follows:

Ahwatukee, AZ	Maple Grove, MN
Phoenix, AZ	Portland, OR
Eagan, MN	Fort Worth, TX

(4)	Encumbers seven shopping center properties as follows:

Oviedo, FL	Tampa, FL
Richmond, CA	Highland, IN
Toledo, OH	Winchester, VA
Grove City, OH

(5)	Encumbers seven shopping center properties as follows:

Independence, MO	Framingham, MA
Schaumburg, IL	Atlanta, GA
Naples, FL	Marietta, GA
Fairfax, VA

(6)	Encumbers three shopping center properties as follows:

Canton, OH	St. Paul, MN
North Olmsted, OH

Summary of Joint Venture Debt 5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2004

Summary of Pro Rata Joint Venture Debt
as of March 31, 2004

	DDR's	DDR's
	Pro Rata	Pro Rata
Joint Venture	Interest	Debt (000's)
RVIP III Long Beach	25.54%	$7,584
RVIP III B	25.54%	12,983
RVIP VI	25.54%	4,744
RVIP VII	20.79%	16,907
RVIP VIII	12.77%	3,431
DDRA Comm Ctr Five	50.00%	78,000
DDRA Comm Ctr Seven	50.00%	4,952
DDRA Comm Ctr Eight	50.00%	8,845
Merriam Town Center	50.00%	19,538
DDRA Kildeer, LLC	10.00%	1,950
Lennox Town Center	50.00%	9,466
Sun Center	79.45%	16,691
DOTRS LLC	50.00%	5,532
DDRC PDK Salisbury	50.00%	926
KLA/SM LLC	24.63%	18,498
Jefferson County Plaza	50.00%	1,144
Paradise Village Gateway	67.00%	11,767
Paseo Colorado Holdings	25.00%	21,250
DDR Markaz	20.00%	22,000
DDR Ward Parkway	20.00%	6,300
Coventry II DDR Totem Lakes	20.00%	5,000
Coventry II DDR Phoenix Spectrum	20.00%	7,800
DDR Maquarie	14.50%	6,090
DDR Maquarie	14.50%	42,123
DDR Maquarie Revolving Credit Facility	14.50%	6,090

Total		$339,611

Summary of Joint Venture Debt 5.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2004

Summary of Joint Venture Mortgage Principal Payments
as of March 31, 2004
(000’s)

JOINT VENTURE	2004 Payments	2005 Payments	2006 Payments	2007 Payments	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	Thereafter	Total
RVIP III (Long Beach, CA)	29,695											29,695
RVIP III B (Deer Park)	48,584											48,584
RVIP VI	204	293	317	17,761								18,575
RVIP VII	304	437	476	74,702	253	278	305	336	369	407	3,455	81,322
RVIP VIII			26,870									26,870
DDRA Community Centers Five		156,000										156,000
DDRA Community Centers Seven	89	9,836										9,925
DDRA Community Centers Eight	166	184	200	217	231	255	16,479					17,732
Merriam Town Center		30,000										30,000
Merriam TIF											9,075	9,075
DDRA Kildeer, LLC (Kildeer, IL)				19,500								19,500
Lennox Town Center Limited	459	498	540	585	635	688	746	809	877	950	12,256	19,043
Sun Center Limited
Principal Mutual Life Ins Co	406	442	480	523	569	619	674	11,594				15,306
W. Lyman Case & Co	156	170	184	5,328								5,838
DOTRS LLC
National City Bank	428	453	10,285									11,165
DDRC PDK Salisbury Phase III			1,857									1,857
KLA/SM LLC	49,502									29,690		79,192
Jefferson County Plaza LLC		2,288										2,288
Paradise Village Gateway	276	298	323	16,733								17,630
Paseo Colorado Holdings			85,000									85,000
DDR Markaz					110,000							110,000
DDR Ward Parkway			31,500									31,500
Coventry II DDR Totem Lakes	25,000											25,000
Coventry II DDR Phoenix Spectrum			39,000									39,000
DDR Macquarie			42,000									42,000
DDR Macquarie					290,500							290,500
DDR Macquarie Revolving Credit Facility		42,000										42,000
Payments through 3/31/04	-2,322											-2,322

Total — Debt	152,948	242,899	239,032	135,349	402,187	1,839	18,204	12,738	1,246	31,047	24,787	1,262,276

Joint Venture Partnership Summary 5.5

Company Features [1]

362	Shopping Centers (and Interests in Retail Assets) [2]
13	Managed Shopping Centers
44	States (including managed properties) [2]
56.7	Million Sq. Ft. Owned
83.1	Million Sq. Ft. Owned and Managed [2] [3]
95.0%/94.4%	% Leased / % Occupied [4]
472	Total Employees

(1) Includes Service Merchandise portfolio. Does not include 34 industrial and office properties.
(2) Includes development projects in process.
(3) Includes unowned anchors at company owned operating and development retail properties.
(4) Core retail portfolio.

Growth in Square Footage[(1)]

479% increase in owned space over 11 years

Managed
Non-Company Owned
Company Owned
(GLA in Million Square Feet)
0
10
20
30
40
50
60
70
80
9.8
13.2
19.3
20.6
24.7
27.6
36.3
38.6
39.6
45.3
54.1
56.7
20.5
1.4
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04 (2)

(1) Includes Service Merchandise but does not include development properties.
(2) As of March 31, 2004.

DDR has built a geographically diverse portfolio of dominant shopping centers

GLA by STATE
44 States (inc. Managed)
Less than 500,000 SF
500,000 - 1 million SF
1million - 2 million SF
Over 2 million SF

362 owned retail assets, including 13 managed retail assets

Average Annualized Base Rental Rates[(1) (2)]

Shop Space
Total Portfolio
$20
$15
$10
$5
$0
$15.84
$10.94
1987
1989
1991
1993
1995
1997
1999
2001
2003
2004

(1) Does not include Service Merchandise or development properties.

(2) As of March 31, 2004.

Average Annualized Base Rental Rates

PERIOD ENDING	NUMBER OF PROPERTIES	Annualized Base Rent/S.F. TOTAL	SHOP SPACE
Mar. 31, 2004	274	$10.94	$15.84
Dec. 31, 2003	274	$10.82	$15.55
Dec. 31, 2002	189	$10.58	$15.18
Dec. 31, 2001	192	$10.03	$14.02
Dec. 31, 2000	190	$9.66	$13.66
Dec. 31, 1999	186	$9.20	$12.69
Dec. 31, 1998	159	$8.99	$12.39
Dec. 31, 1997	123	$8.49	$11.69
Dec. 31, 1996	112	$7.85	$10.87
Dec. 31, 1995	106	$7.60	$10.54
Dec. 31, 1994	84	$5.89	$9.02
Dec. 31, 1993	69	$5.60	$8.56
Dec. 31, 1992	53	$5.37	$8.37
Dec. 31, 1991	53	$5.35	$8.29
Dec. 31, 1990	52	$5.27	$8.25
Dec. 31, 1989	45	$4.93	$7.87
Dec. 31, 1988	40	$4.81	$7.41
Dec. 31, 1987	37	$4.38	$7.09

Lease Expirations by Year (1) (2) (3)

15%
10%
5%
0%
% Total Base Rents by Class
Anchor
Small Shop
2004
2005
2006
2007
2008

(1) Does not include Service Merchandise or development properties.

(2) As of March 31, 2004. Options not included.

(3) Assumes 100% of JV revenues.

Lease Expirations by Year [1]

	Anchor Base Rent			Shop Space Base Rent		
Year	Leases	Revenue (millions)	Average/S.F.	Leases	Revenue (millions)	Average/S.F.
2004	25	$5.1	$5.42	615	$19.0	$13.04
2005	34	$7.0	$5.47	721	$27.7	$13.46
2006	29	$6.3	$6.30	703	$32.3	$15.26
2007	44	$11.4	$6.59	579	$28.4	$15.15
2008	41	$10.7	$6.71	549	$29.6	$14.78
2009	47	$14.9	$7.45	255	$16.2	$14.29
2010	63	$19.4	$8.12	135	$12.7	$16.97
2011	92	$35.0	$9.87	181	$20.0	$21.02
2012	77	$27.7	$8.82	131	$15.2	$21.62
2013	58	$18.0	$9.30	119	$11.6	$18.34
2004-2013 Subtotal	510	$155.5	$7.95	3,988	$212.7	$15.55
Total Rent Roll at March 31, 2004	750	$284.2	$8.63	4,122	$230.0	$15.52

(1) Does not include Service Merchandise or development properties.

1Q04 Largest Tenants by SF - Owned & Unowned (1) (2)

		Total		Owned		Unowned	
Rank	Tenant	Units	GLA (millions)	Units	GLA (millions)	Units	GLA (millions)
1	Wal-Mart/Sam's Club	71	10.46	25	3.04	46	7.41
2	Lowe's Home Improvement	28	3.65	13	1.64	15	2.01
3	Target	30	3.62	7	0.81	23	2.81
4	Home Depot	23	2.49	6	0.56	17	1.93
5	Kohl's	26	2.21	25	2.13	1	0.09
6	T.J.Maxx/Marshalls	51	1.71	51	1.71	0	0
7	Toys "R" Us/Babies "R" Us	38	1.39	25	0.88	13	0.51
8	Kmart	14	1.24	14	1.24	0	0
9	Kroger	19	1.14	17	0.93	2	0.21
10	Bed Bath & Beyond	34	1.10	34	1.10	0	0

(1) Includes Service Merchandise portfolio. Does not include development properties.

(2) Assumes 100% ownership of joint ventures.

Reliance on Major Tenants [1] [2]

(Owned shopping center GLA only)

Tenant	Units	Total Base Rent (millions)	Percent of Total	Credit Ratings
Wal-Mart/Sam's Club	25	$14.37	3.65%	AA/Aa2
Lowe's Home Improvement	13	$11.61	2.94%	A/A2
Kohl's	25	$11.10	2.82%	A-/A3-
T.J. Maxx/Marshalls	51	$10.33	2.62%	A/A3
PETsMART	46	$9.66	2.45%	BB-/Ba2
Bed Bath & Beyond	34	$9.34	2.37%	BBB/NR
OfficeMax (Boise Cascade)	37	$6.70	1.70%	BBB-/Baa3
Michaels	31	$6.00	1.52%	BB+/Baa3
Best Buy	13	$5.57	1.41%	BBB-/Baa3
Kroger	17	$5.45	1.38%	BBB/Baa3
Old Navy/Gap/Banana Republic	33	$5.44	1.38%	BB+/Ba3
Linens 'N Things	16	$5.33	1.35%	NR/NR
AMC Theater	6	$5.23	1.33%	B/B3
Ross Stores	27	$5.00	1.27%	BBB/NR
Toys "R" Us/Babies "R" Us	25	$4.90	1.24%	BB-/Ba2
Cinemark Theatre	8	$4.56	1.16%	B+/Ba3
OfficeDepot	19	$4.53	1.15%	BB-/B2
Barnes & Noble	45	$4.51	1.14%	BB/Ba3
Subtotal	471	$129.63	32.89%	
Portfolio Total	5,800	$394.07	100.0%	

(1) Includes Service Merchandise portfolio. Does not include development properties.

(2) Based on actual pro rata ownership of

Reliance on Major Tenants (1) (2)

by GLA and by Base Rental Revenue

Rank	Major Tenant (units)	Owned GLA (MSF)	% Total GLA	Rank	Major Tenant (units)	Base Rental Revenue ($ Millions)	% Total Base Rent
1	Wal-Mart / Sam's Club (25)	2.55	5.64%	1	Wal-Mart/Sam's Club (25)	$14.37	3.65%
2	Lowe's Home Improvement (13)	1.64	3.62%	2	Lowe's Home Improvement (13)	$11.61	2.94%
3	Kohl's (25)	1.51	3.33%	3	Kohl's (25)	$11.10	2.82%
4	T.J. Maxx / Marshalls (51)	1.33	2.94%	4	T.J. Maxx / Marshalls (51)	$10.33	2.62%
5	Kmart (14)	1.16	2.57%	5	PETsMART (46)	$9.66	2.45%
6	Kroger (17)	0.88	1.94%	6	Bed Bath & Beyond (34)	$9.34	2.37%
7	Bed Bath & Beyond (34)	0.86	1.90%	7	OfficeMax (Boise Cascade) (37)	$6.70	1.70%
8	PETsMART (46)	0.85	1.88%	9	Michaels (31)	$6.00	1.52%
9	JCPenney (27)	0.77	1.70%	8	Best Buy (13)	$5.57	1.41%
10	OfficeMax (37)	0.70	1.55%	10	Kroger (17)	$5.45	1.38%
11	Toys "R" Us / Babies "R" Us (25)	0.64	1.42%	11	Old Navy/Gap/Banana Republic (33)	$5.44	1.38%
12	Target (7)	0.58	1.28%	12	Linens 'N Things (16)	$5.33	1.35%
13	Michaels (31)	0.56	1.24%	13	AMC Theater (6)	$5.23	1.33%
14	Bealls (13)	0.51	1.13%	14	Ross Stores (27)	$5.00	1.27%
15	Best Buy (13)	0.49	1.08%	15	Toys "R" Us/Babies "R" Us (25)	$4.90	1.24%
16	Goody's Family Clothing (18)	0.49	1.08%	16	Cinemark Theatre (8)	$4.56	1.16%
17	Ross Stores (27)	0.49	1.08%	17	OfficeDepot (19)	$4.53	1.15%
18	OfficeDepot (19)	0.46	1.02%	18	Barnes & Noble (45)	$4.51	1.14%
19	Winn Dixie (11)	0.44	0.97%	19	Goody's Family Clothing (18)	$3.79	0.96%
20	Linens 'N Things (16)	0.40	0.88%	20	Staples (18)	$3.72	0.94%
	Subtotal: 1-20	17.30	38.27%		Subtotal: 1-20	$137.14	34.80%
	Total Portfolio:	45.20	100.00%		Total Portfolio:	$394.07	100.00%

(1) Includes Service Merchandise portfolio but does not include development properties.
(2) Based on actual pro rata ownership of real estate assets.

DEVELOPERS DIVERSIFIED REALTY

Benderson Acquisition Portfolio Overview

Benderson Acquisition Portfolio Overview

Company Features (1) The Benderson acquisition is scheduled to close during 2Q04. (2) Calculated as common shares and OP Units outstanding multiplied by the closing price of the common shares on the NYSE at 3/31/04 of $40.40, plus preferred shares at liquidation value and consolidated debt. Does not include proportionate share of joint venture debt aggregating $339.6 million. (3) Includes properties owned and managed. Does not include DDR's 34 industrial and office properties. (4) Includes managed properties and unowned anchors at company-owned shopping centers. DDR Benderson Combined Total Market Cap (Billions) $6.2 $2.3 $8.5 (2) Number of Retail Operating Properties (3) 362 110 472 GLA (MSF) (4) 83.1 18.8 101.9 Number of States 44 11 44 (1)

Combined Retail Portfolio

DDR PORTFOLIO
Managed properties
Multiple Center Markets
New Developments
Existing Properties
Service Merchandise Properties
BENDERSON ACQUIRED PORFOLIO
Multiple Center Markets
Existing Properties

9

Benderson Development Acquisition Portfolio

14.1 msf
75.0%
1.5 msf
8.2%
0.6 msf
3.1%
0.6 msf
2.9%
0.7 msf
3.9%

GLA by State

18.8 MSF / 11 States (1)

(1) Includes unowned Benderson anchors at owned operating properties.

4

Benderson Development Acquisition Portfolio +14.0 MSF +1.0 - 2.0 MSF 500,000 - 1.0 MSF Less than 500,000 SF 18.8 MSF / 11 States GLA by State Includes unowned Benderson anchors at owned operating properties. (1) (1) 14.1 msf 75.0% 1.5 msf 8.2% 0.7 msf 3.9% 0.6 msf 3.1% 0.6 msf 2.9%

DEVELOPERS DIVERSIFIED

Combined Retail Portfolio

14.1 msf
13.9%
8.3 msf
8.2%
4.1 msf
4.1%
4.3 msf
4.2%
3.6 msf
3.6%
3.9 msf
3.9%
3.3 msf
3.2%
6.8 msf
6.8%
5.2 msf
5.1%
6.5 msf
6.4%

GLA by State

101.9 MSF / 44 States (1)

5

Combined Retail Portfolio +10.0 MSF +5.0 - 10.0 MSF +3.0 - 5.0 MSF +1.0 - 3.0 MSF Less than 1.0 SF 101.9 MSF / 44 States GLA by State Includes unowned Benderson anchors at owned operating properties and includes Service Merchandise units and unowned anchors at DDR development and owned operating retail properties. (1) (1) 14.1 msf 13.9% 8.3 msf 8.2% 6.8 msf 6.8% 6.5 msf 6.4% 5.2 msf 5.1% 4.3 msf 4.2% 3.9 msf 3.9% 4.1 msf 4.1% 3.3 msf 3.2% 3.6 msf 3.6%

Benderson Reliance on Major Tenants Owned Locations (1) Tenant Units Percent of Total Credit Ratings Total Base Rent (millions) Tops 38 $25.70 17.08% BB/B1 Wal-Mart/Sam's Club 12 $8.77 5.8% AA/Aa2 Home Depot 6 $5.22 3.5% AA/Aa3 BJ's Wholesale Club 8 $4.91 3.3% NR/NR Regal Cinemas 5 $3.07 2.0% BB-/Ba2 Dick's Sporting Goods 7 $2.96 2.0% NR/NR Dollar Tree 37 $2.80 1.9% NR/NR PetsMart 12 $2.73 1.8% BB-/Ba2 Barnes & Noble 7 $2.33 1.6% BB/Ba3 T.J. Maxx/Marshall's 10 $2.11 1.4% A/A3 Staples 9 $2.05 1.4% BBB-/Baa2 Hollywood Video 13 $1.96 1.3% BB-/Ba3 Blockbuster 23 $1.95 1.3% A-/A3 Bed Bath & Beyond 6 $1.81 1.2% BBB/NR JoAnn Stores 7 $1.74 1.2% B-/B1 Target 5 $1.68 1.1% A+/A2 Subtotal 205 $71.79 47.72% Total 1,459 $150.45 100.0% (1) Based on pro forma ownership of real estate assets and reflective of pending sale to Macquarie DDR Trust.

Benderson Largest Tenants by GLA Owned and Unowned 1. Tops 40 2.46 38 2.36 2 0.10 2. Wal-Mart /Sam's Club 13 2.19 12 1.99 1 0.20 3. Home Depot 8 0.84 6 0.62 2 0.22 4. BJ's Wholesale Club 8 0.82 8 0.82 0 0.00 5. Target 6 0.74 5 0.62 1 0.12 6. Lowe's Home Improvement 4 0.50 2 0.27 2 0.23 7. Kmart 4 0.41 3 0.31 0 0.00 8. Dick's Sporting Goods 7 0.39 7 0.39 0 0.00 9. Dollar Tree 37 0.32 37 0.32 0 0.00 10. Regal Cinemas 5 0.32 5 0.32 0 0.00 TOTAL 132 8.99 123 8.02 8 0.87 Total Units Total GLA (millions) Owned Units Owned GLA (millions) Unowned Units Unowned GLA (millions) (1) Assumes 100% ownership of assets (1)

Combined Portfolio Largest Tenants by GLA Owned and Unowned 1. Wal-Mart / Sam's Club 84 12.65 37 5.03 47 7.62 2. Target 36 4.35 12 1.43 24 2.93 3. Lowe's Home Improvement 32 4.15 15 1.91 17 2.24 4. Home Depot 31 3.33 12 1.18 19 2.15 5. Tops 43 2.65 41 2.55 2 0.10 6. Kohl's 27 2.30 26 2.21 1 0.09 7. T.J.Maxx / Marshall's 61 2.01 61 2.01 0 0.00 8. Toys "R" Us / Babies "R" Us 44 1.64 29 1.04 15 0.60 9. Kmart 17 1.55 17 1.55 0 0.00 10. PETsMART 57 1.27 57 1.27 0 0.00 TOTAL 432 35.89 307 20.17 126 15.72 Total Units Total GLA (millions) Owned Units Owned GLA (millions) Unowned Units Unowned GLA (millions) (1) Assumes 100% ownership of DDR joint ventures and 100% ownership of Benderson assets (1)

Benderson Portfolio
Lease Expirations by Year

18%
12%
6%
0%
Percent of Total Base Rents by Class
Anchor
Small Shop
2004
2005
2006
2007
2008

9

Benderson Portfolio Lease Expirations by Year 2004 2005 2006 2007 2008 Anchor 0.008 0.013 0.018 0.005 0.027 Small Shop 0.101 0.117 0.139 0.161 0.152 Anchor Small Shop Percent of Total Base Rents by Class

Combined Portfolio
Lease Expirations by Year

Anchor
Small Shop
18%
12%
6%
0%
Percent of Total Base
Rents by Class
2004
2005
2006
2007
2008

10

Combined Portfolio Lease Expirations by Year 2004 2005 2006 2007 2008 Anchor 0.018 0.024 0.019 0.035 0.035 Small Shop 0.112 0.12 0.14 0.128 0.128 Anchor Small Shop Percent of Total Base Rents by Class

Run Date: 04/16/2004 Time: 8:51:14AM Page 1 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
	Alabama

1	BIRMINGHAM, AL (BROOK)	BROOK HIGHLAND PLAZA 5291 HWY 280 SOUTH	35242	SC	1994	1994	100.00%	423,393	$4,485,245	WINN DIXIE STORES #417(2014), RHODES#3029/MARKS FITZGERALD(2004), GOODY’S #165(2004), REGAL CINEMAS, INC.(2014), STEIN MART#67(2011), OFFICEMAX #588(2011), MICHAEL’S #9986(2009 BOOKS-A-MILLION-4(2005), ROSS STORES, INC.(2014), LOWES HOME CENTERS(NOT OWNED)

2	BIRMINGHAM, AL (EASTWOOD)	EASTWOOD FESTIVAL CENTER 7001 CRESTWOOD BLVD	35210	SC	1989	1995	100.00%	301,074	$1,855,048	OFFICE DEPOT #43(2004), DOLLAR TREE(2009), BURLINGTON COAT FACTORY #297(2008), REGAL CINEMAS, INC.(2006), HOME DEPOT(NOT OWNED), WESTERN SUPERMARKETS(NOT OWNED)

3	BIRMINGHAM, AL (RIVERCHASE)	RIVERCHASE PROMENADE MONTGOMERY HIGHWAY	35244	SC	1989	2002	100.00%	98,016	$1,245,988	MARSHALL’S #411(2006), GOODY’S(NOT OWNED), TOY’S R US(NOT OWNED), KID’S R US(NOT OWNED)

4	GADSDEN, AL	EAST SIDE PLAZA 3010-3036 E. MEIGHAN BOULEVARD	35903	SC	1979	2003	100.00%	85,340	$138,642	FOOD WORLD(NOT OWNED)

5	OPELIKA, AL	PEPPERELL CORNERS 2300-2600 PEPPERELL PARKWAY OP	36801	SC	1995	2003	100.00%	190,127	$1,158,291	Lowe’s #0398(2012), Winn-Dixie #409(2013), Goody’s 20921 — #121(2010)

6	SCOTTSBORO, AL	SCOTTSBORO MARKETPLACE 24833 JOHN P REID PARKWAY	35766	SC	1999	2003	100.00%	40,560	$426,948	Goody’s #55(2011), WAL-MART(NOT OWNED)

	Arizona

7	AHWATUKEE, AZ	FOOTHILLS TOWNE CTR (II) 4711 EAST RAY ROAD	85044	SC	1996	1997	50.00%	647,904	$9,497,345	BASSETT FURNITURE(2010), ASHLEY HOMESTORES(2011), STEIN MART #106(2011), AMC THEATRE(2021), BARNES & NOBLE #2781(2012 BABIES R US #5670(2007), ROSS STORES, INC. #369(2007), OFFICEMA #743(2012), JO-ANN, ETC. #1917(2010), BEST BUY #177(2014)

8	PHOENIX, AZ	PARADISE VILLAGE GATEWAY TATUM & SHEA BLVDS.	85028	SC	1997	2003	67.00%	223,243	$4,066,489	BED BATH & BEYOND(2011), ROSS(2007), PETSMART #1071(2015), STAPLES #0395(2005), ALBERTSONS-OSCO DRUG(NOT OWNED)

9	PHOENIX, AZ (DEER VALLEY)	DEER VALLEY TOWNE CENTER 2805 WEST AGUA FRIA FREEWAY	85027	SC	1996	1999	50.00%	197,009	$2,904,086	ROSS STORES #412(2009), OFFICEMAX #739(2013), PETSMART #1333(2014), MICHAEL’S #9922(2009), TARGET(NOT OWNED), AMC THEATRES(NOT OWNED)

10	PHOENIX, AZ (PEORIA)	ARROWHEAD CROSSING 7553 WEST BELL ROAD	85382	SC	1995	1996	50.00%	346,430	$4,062,645	STAPLES #289(2009), COMP USA#318(2013), MAC FRUGAL’S #333 -1(2010), BARNES & NOBLE #2746-1(2011), T.J. MAXX #162 -1(2005), CIRCUIT CITY — #3362-1(2016), OSHMAN’S SPORTING GOODS, #690(2017), BASSETT FURNITURE(2009), LINENS ’N THINGS #427-1(2011), FRY’S(NOT OWNED)

11	PHOENIX, AZ (SPE)	PHOENIX SPECTRUM MALL 1703 WEST BETHANY HOME ROAD	85015	SC	1961	2004	20.00%	491,859	$5,809,835	COSTCO WHOLESALE CORP #665(2020), ROSS DRESS FOR LESS(201 PETsMART(2019), HARKINS THEATRE(2002), SPECTRUM CINEMAS(2005), WALMART(NOT OWNED), DILLARD’S(NOT OWNED)

	Arkansas

12	FAYETTEVILLE, AR	SPRING CREEK CENTRE 464 E. JOYCE BOULEVARD	72703	SC	1997	1997	100.00%	262,827	$2,870,665	T.J. MAXX #159(2005), BEST BUY(2017), GOODY’S #231(2013), OLD NAV #6169(2005), BED, BATH & BEYOND #278(2009), WAL-MART SUPER CENTER(NOT OWNED), HOME DEPOT(NOT OWNED)

13	FAYETTEVILLE, AR (STEELE)	STEELE CROSSING 3533-3595 N. SHILOH DR	72703	SC	2001	2003	100.00%	41,249	$1,114,163	KOHL’S(NOT OWNED), TARGET(NOT OWNED)

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 2 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
14	N. LITTLE ROCK, AR	MCCAIN PLAZA 4124 EAST MCCAIN BOULEVARD	72117	SC	1991	1994	100.00%	270,878	$1,604,937	BED BATH & BEYOND #517(2013), T.J. MAXX #721(2007), CINEMARK THEATRE-TANDY 10(2011), BURLINGTON COAT FACTORY WHSE(2014) SPORTS AUTHORITY(2013)

15	RUSSELLVILLE, AR	VALLEY PARK CENTRE 3093 EAST MAIN STREET	72801	SC	1992	1994	100.00%	272,245	$1,717,872	WAL-MART STORES #58(2011), STAGE #301(2010), J.C. PENNEY #351(2012)

	California

16	CITY OF INDUSTRY, CA (I)	PLAZA AT PUENTE HILLS 17647-18271 GALE AVENUE	91748	SC	1987	2001	20.00%	218,540	$3,290,317	MILLER’S OUTPOST/HUB DIST#334(2008), OFFICE DEPOT, INC.(2012)

17	LANCASTER, CA	VALLEY CENTRAL — DISCOUNT 44707-44765 VALLEY CENTRAL WAY	93536	SC	1990	2001	20.00%	336,403	$3,841,451	WAL-MART #1563(2010), MOVIES 12/ CINEMARK(2017), MARSHALLS #375(2007), CIRCUIT CITY #411(2011), STAPLES #88(2008), COSTCO(NOT OWNED)

18	LONG BEACH, CA	CITY PLACE 95 SOUTH PINE AVE	90802	SC	2002	1*	24.75%	278,906	$5,568,874	NORDSTROM, INC.(2012), ROSS STORES, INC(2013), WAL-MART #2949(2022), MRS. FIELDS(2013), ALBERTSON’S(NOT OWNED)

19	MISSION VIEJO, CA	OLYMPIAD PLAZA 23002-23072 ALICIA PARKWAY	92691	SC	1989	2001	20.00%	45,600	$1,317,682

20	OCEANSIDE, CA.	OCEAN PLACE CINEMAS 401-409 MISSION AVENUE	92054	SC	2000	1*	100.00%	80,450	$1,083,136	REGAL CINEMAS(2014)

21	PASADENA, CA	PASEO COLORADO 280 EAST COLORADO BLVD.	91101	LC	2001	2003	25.00%	556,163	$11,136,287	GELSON’S MARKET(2021), EQUINOX(2017), MACY’S(2010), PACIFIC THEATRES EXHIB. CORP(2016), DSW SHOE WAREHOUSE(2011), J. JILL(2012), CAFE MED/BRICE(2011), DELMONICOS SEAFOOD(2012), P.F CHANGS CHINA BISTRO(2016), BOMBAY COMPANY(2011), TOMMY BAHAMA(2011), SEPHORA(2011)

22	PLEASANT HILL, CA.	DOWNTOWN PLEASANT HILL 2255 CONTRA COSTA BLVD #101	94523	SC	1999	2001	20.00%	347,647	$6,174,585	ALBERTSON’S(2020), MICHAEL’S #2109(2010), BORDERS BOOK & MUSIC(2015), CENTURY THEATRES, INC(2016), BED,BATH & BEYOND(2010), ROSS STORES, INC(2010)

23	RICHMOND, CA (HILLTOP)	HILLTOP PLAZA 3401 BLUME DRIVE	94806	SC	1997	2002	20.00%	245,774	$3,668,211	OFFICEMAX #558(2011), PETSMART #062(2012), ROSS DRESS FOR LESS(2008), BARNES & NOBLE BOOKSELLERS(2011), CIRCUIT CITY#3374(2017), CENTURY THEATRE(2016)

24	RICHMOND, CA	RICHMOND CITY CENTER MACDONALD AVENUE	94801	SC	1993	2001	20.00%	76,692	$1,220,858	FOOD 4 LESS/FOODSCO(2013)

25	SAN FRANCISCO, CA (RETAIL)	VAN NESS PLAZA 215 1000 VAN NESS AVENUE	94109	SC	1998	2002	100.00%	123,755	$4,454,901	AMC VAN NESS 14 THEATRES(2030), CRUNCH FITNESS INT’L, INC.(2008)

26	SAN YSIDRO, CA	SAN YSIDRO VILLAGE CAMINO DE LA PLAZA	92173	SC	1988	2000	20.00%	162,932	$2,850,072	ROSS DRESS FOR LESS(2014), MARSHALLS(2013), K-MART(NOT OWNED)

	Colorado

27	ALAMOSA, CO	ALAMOSA PLAZA 145 CRAFT DRIVE	81101	SC	1986	2*	100.00%	19,875	$99,589	CITY MARKET, INC.(NOT OWNED), BIG “R”(NOT OWNED)

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 3 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
28	AURORA, CO	PIONEER HILLS 5400-5820 SOUTH PARKER	80012	SC	2002	2003	100.00%	127,643	$2,361,139	BED BATH & BEYOND #436(2012), OFFICE DEPOT #2184(2017), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

29	BROOMFIELD, CO	FLATIRON MARKETPLACE GARDEN 1 WEST FLATIRON CIRCLE	80021	SC	2001	2003	100.00%	245,217	$5,240,525	Best Buy(2016), Office Depot(2016), Nordstrom(2011), Linen’s ‘N Things(2017), GREAT INDOORS(NOT OWNED)

30	DENVER, CO	TAMARAC SQUARE 7777 E. HAMPDEN	80231	SC	1976	2001	100.00%	174,780	$1,950,192	MADSTONE THEATRES(2007)

31	DENVER, CO (CENTENNIAL)	CENTENNIAL PROMENADE 9555 E. COUNTY LINE ROAD	80223	SC	1997	1997	100.00%	408,515	$6,084,052	GOLFSMITH GOLF CENTER(2007), SOUNDTRACK(2017), ROSS DRESS FOR LESS #388(2008), OFFICEMAX #686(2012), MICHAEL’S #9710(2007) TOYS R US#9540(2011), BORDERS #163(2017), LOEHMANN’S R.E. HOLDINGS, INC.(2012), HOME DEPOT(NOT OWNED), RECREATIONAL EQUIPMENT(NOT OWNED)

32	DENVER, CO (UNIVERSITY)	UNIVERSITY HILLS 2730 SOUTH COLORADO BOULEVARD	80222	SC	1997	2003	100.00%	244,383	$4,064,660	Linens N Things #119(2013), Pier One Imports(2014), Officemax #416(2012 King Soopers/Krogers(2017)

33	FORT COLLINS. CO	MULBERRY AND LEMAY CROSSINGS MULBERRY ST. & S. LEMAY AVE.	80525	SC	1	2003	100.00%	16,421	$348,593

34	LITTLETON, CO	ASPEN GROVE 7301 SOUTH SANTA FE	80120	LC	2002	1*	100.00%	247,504	$6,752,458	COLDWATER CREEK(2011), TALBOTS(2012), ANN TAYLOR(2012), J. CREW(2012), BANANA REPUBLIC(2012), GAP(2012), WILLIAMS-SONOMA(2014), J. JILL(2012), BOMBAY COMPANY(2012), POTTERY BARN(2014), PIER 1 IMPORTS(2011), JOSEPH A. BANK CLOTHIERS(2012), BUCA di BEPPO (2013), CHAMPPS(2022)

35	PARKER, CO (FLATACRES)	FLATACRES MARKETCENTER SOUTH PARKER ROAD	80134	SC	2004	1*	100.00%	103,722	$1,585,111	BED BATH & BEYOND #605(2014), GART SPORTS(2014), MICHAEL’S #3751(2013)

36	PARKER, CO (PAVILIONS)	PARKER PAVILIONS 11153-11183 SOUTH PARKER ROAD	80134	SC	2001	2003	100.00%	77,787	$1,396,760	Office Depot #2165(2016), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

	Connecticut

37	PLAINVILLE, CT	CONNECTICUT COMMONS I-84 & RTE 9	06062	SC	1999	1*	100.00%	465,453	$5,189,112	LOWE’S OF PLAINVILLE #650(2019), KOHL’S #461(2022), A.C. MOORE(2014), OLD NAVY #6187(2011), LEVITZ FURNITURE(2015), LINENS ‘N THINGS(2017), PLAINVILLE THEATRE(NOT OWNED), LOEW ‘ THEATRE(NOT OWNED)

38	WATERBURY, CT	KMART PLAZA 899 WOLCOTT STREET	06705	SC	1973	2*	100.00%	124,310	$417,500	K MART #3152(2003), JO-ANN STORES #0254(2010)

	Florida

39	BAYONET POINT, FL	POINT PLAZA US 19 & SR 52	34667	SC	1985	2*	100.00%	209,720	$1,341,102	PUBLIX SUPER MARKETS #295(2005), BEALL’S #11(2014), T.J. MAXX #794(2010)

40	BRANDON, FL	KMART SHOPPING CENTER 1602 BRANDON BL	33511	SC	1972	2*	100.00%	161,900	$553,873	K MART #4311(2007), KANE FURNITURE(NOT OWNED)

41	BRANDON, FL (PLAZA)	LAKE BRANDON PLAZA CAUSEWAY BOULEVARD	33511	SC	1999	2003	100.00%	148,267	$1,996,952	Compusa #603(2017), Jo-Ann Fabrics #1959(2017), Publix #663(2019), BABIES R US(NOT OWNED)

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 4 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
42	BRANDON, FL (VILLAGE)	LAKE BRANDON VILLAGE CAUSEWAY BOULEVARD	33511	SC	1997	2003	100.00%	113,548	$1,429,613	Linens ‘N Things #496(2014), Sports Authority #213(2018), LOWE’S(NOT OWNED)

43	CRYSTAL RIVER, FL	CRYSTAL RIVER PLAZA 420 SUN COAST HWY	33523	SC	1986	2*	100.00%	160,190	$873,029	BEALL’S #38 -4(2012), BEALL’S OUTLET(2006), SCOTTY’S #130(2008)

44	DAYTONA BEACH, FL	VOLUSIA 1808 W. INTERNATIONAL SPEEDWAY	32114	SC	1984	2001	100.00%	76,087	$924,334	TJMF, Inc.(2004), Marshalls of MA, Inc.(2005)

45	FERN PARK, FL	FERN PARK SHOPPING CENTER 6735 US #17-92 SOUTH	32720	SC	1970	2*	100.00%	16,000	$136,600

46	GULF BREEZE, FL	GULF BREEZE MARKETPLACE 3749-3767 GULF BREEZE PARKWAY	32561	SC	1998	2003	100.00%	29,827	$453,202	LOWE’S(NOT OWNED), WAL-MART(NOT OWNED)

47	JACKSONVILLE, FL	JACKSONVILLE REGIONAL 3000 DUNN AVENUE	32218	SC	1988	1995	100.00%	219,735	$1,316,714	J.C. PENNEY #1033-4(2007), WINN DIXIE STORES #167(2009)

48	MARIANNA, FL	THE CROSSROADS 2814-2822 HIGHWAY 71	32446	SC	1990	2*	100.00%	63,894	$252,675	BEALL’S #54 -4(2005), WAL-MART(NOT OWNED)

49	MELBOURNE, FL	MELBOURNE SHOPPING CENTER 750-850 APOLLO BOULEVARD	32935	SC	1978	2*	100.00%	121,913	$130,913

50	NAPLES, FL	CARILLON PLACE 5010 AIRPORT ROAD NORTH	33942	SC	1994	1995	14.50%	267,808	$3,103,935	WINN DIXIE #739(2014), T.J. MAXX #084(2009), CIRCUIT CITY(2015), ROSS DRESS FOR LESS #305(2010), CIRCUIT CITY #3205(2015), OFFICEMAX #159(2010)

51	OCALA, FL	OCALA WEST 2400 SW COLLEGE ROAD	32674	SC	1991	2003	100.00%	101,438	$605,952	Sports Authority(2012), Winn-Dixie #2284(2004)

52	ORMOND BEACH, FL	ORMOND TOWNE SQUARE 1458 WEST GRANADA BLVD	32174	SC	1993	1994	100.00%	234,045	$1,910,484	BEALL’S #60(2018), BEALL’S #89(2004), PUBLIX SUPER MARKETS #446(2013)

53	OVIEDO, FL	OVIEDO PARK CROSSING RTE 417 & RED BUG LAKE ROAD	32765	SC	1999	1*	20.00%	186,212	$1,870,312	OFFICEMAX #531(2014), ROSS DRESS FOR LESS(2010), MICHAEL’S #9941(2009), T.J. MAXX #802(2010), LINENS ‘N THINGS(2011), LOWE’S(NOT OWNED)

54	PALM HARBOR, FL	THE SHOPPES OF BOOT RANCH 300 EAST LAKEROAD	34685	SC	1990	1995	100.00%	52,395	$884,763	ALBERTSON’S(NOT OWNED), TARGET(NOT OWNED)

55	PENSACOLA, FL	PALAFOX SQUARE 8934 PENSACOLA BLVD	32534	SC	1988	1*	100.00%	17,150	$220,962

56	SPRING HILL, FL	MARINER SQUARE 13050 CORTEZ BLVD.	34613	SC	1988	2*	100.00%	188,924	$1,455,123	BEALL’S #28(2006), ROSS DRESS FOR LESS #659(2014), WALMART(NO OWNED)

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 5 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
57	TALLAHASSEE, FL	CAPITAL WEST 4330 WEST TENNESSEE STREET	32312	SC	1994	2003	100.00%	21,400	$156,820	WAL-MART(NOT OWNED)

58	TAMPA, FL (DALE)	NORTH POINTE PLAZA 15001-15233 NORTH DALE MABRY	33618	SC	1990	2*	20.00%	104,460	$1,182,828	PUBLIX SUPER MARKETS #398(2010), WALMART(NOT OWNED)

59	TAMPA, FL (WATERS)	TOWN N’ COUNTRY 7021-7091 WEST WATERS AVENUE	33634	SC	1990	2*	100.00%	134,366	$1,130,666	BEALL’S #56 -4(2005), KASH ‘N KARRY-2 STORE #1745(2010), WALMART(NOT OWNED)

60	TARPON SPRINGS, FL	TARPON SQUARE 41232 U.S. 19, NORTH	34689	SC	1974	2*	100.00%	198,797	$1,388,549	K MART #3257-2(2009), BIG LOTS #564(2007), STAPLES #882 SUPERSTORE(2013)

61	WEST PASCO, FL	PASCO SQUARE 7201 COUNTY ROAD 54	34653	SC	1986	2*	100.00%	135,421	$893,256	BEALL’S OUTLET#430(2013), PUBLIX SUPER MARKETS #307(2006), PLYMOUTH BLIMPIE, INC.-4(2006), WALMART(NOT OWNED)

	Georgia

62	ATHENS, GA	ATHENS EAST 4375 LEXINGTON ROAD	30605	SC	2000	2003	100.00%	24,000	$344,460	WAL MART(NOT OWNED)

63	ATLANTA, GA (DULUTH)	PLEASANT HILL PLAZA 1630 PLEASANT HILL ROAD	30136	SC	1990	1994	100.00%	99,025	$1,255,230	OFFICE DEPOT #076-2(2005), WAL-MART(NOT OWNED)

64	ATLANTA, GA (PERIMETER)	PERIMETER POINTE 1155 MT. VERNON HIGHWAY	30136	SC	1995	1995	14.50%	343,155	$5,252,189	STEIN MART #092(2010), BABIES R US, #8892(2007), SPORTS AUTHORITY(2012), L.A. FITNESS SPORTS CLUBS(2016), OFFICE DEPO #434(2012), ST. JOSEPH’S HOSPITAL/ATLANTA(2006), UNITED ARTISTS THEATRE #33272(2015)

65	CANTON, GA (RIVERPLACE)	RIVERPLACE 104-150 RIVERSTONE PARKWAY	30114	SC	1983	2003	100.00%	127,853	$876,776	Staples #796(2014), Ingles # 96(2019)

66	CANTON, GA (RIVERPOINTE)	RIVER POINTE 1550-1558 RIVERSTONE PARKWAY	30114	SC	1996	2003	100.00%	39,000	$561,430	WALMART(NOT OWNED)

67	CARTERSVILLE, GA	FELTON’S CROSSING 877 JOE FRANK HARRIS PARKWAY S	30120	SC	1984	2003	100.00%	112,240	$866,174	Ross Dress For Less(2013), Ingles #76(2019)

68	CHAMBLEE, GA	CHAMBLEE PLAZA PEACHTREE INDUSTRIAL BOULEVARD	30341	SC	1976	2003	100.00%	175,969	$1,266,678	Save Rite #2718(2006)

69	COLUMBUS, GA	BRADLEY PARK CROSSING 1591 BRADLEY PARK DRIVE COLUMB	31904	SC	1999	2003	100.00%	119,786	$1,195,041	Goody’s #296(2011), Petsmart #0294(2015), Michael’s # 9929(2009), TARGET(NOT OWNED)

70	CUMMING, GA	CUMMING MARKETPLACE MARKETPLACE BOULEVARD	30041	SC	1997	2003	100.00%	318,695	$3,660,610	Goody’s #219(2012), Lowe’s(2019), Michael’s(2010), Officemax #928(2013), HOME DEPOT(NOT OWNED), WAL MART(NOT OWNED)

71	CUMMING, GA (PINETREE)	PINETREE VILLAGE 2350 ATLANTA HIGHWAY	30040	SC	1999	2003	100.00%	27,600	$500,411

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 6 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
72	DOUGLASVILLE, GA	DOUGLASVILLE MARKETPLACE 6875 DOUGLAS BOULEVARD	30135	SC	1999	2003	100.00%	97,458	$1,660,967	Best Buy(2015), Babies R Us(2006), LOWES(NOT OWNED)

73	FT. OGLETHORPE, GA	FORT OGLETHORPE MARKETPLACE 101 BATTLEFIELD PARKWAY FORT	30742	SC	1992	2003	100.00%	176,903	$449,750	K Mart #3083(2007)

74	GRIFFIN, GA	ELLIS CROSSING 649-687 NORTH EXPRESSWAY	30223	SC	1986	2003	100.00%	64,770	$280,236	Winn-Dixie #1811(2006), WAL MART(NOT OWNED)

75	LAFAYETTE, GA	LAFAYETTE CENTER 1109 NORTH MAIN STREET	30728	SC	1990	2003	100.00%	78,422	$452,585	Food Lion #890(2019)

76	LAWRENCEVILLE, GA	FIVE FORKS VILLAGE 850 DOGWOOD ROAD	30044	SC	1990	2003	100.00%	89,064	$956,989	Winn-Dixie (Save-Rite) #2735(2010)

77	LILBURN, GA (FIVE FORKS)	FIVE FORKS CROSSING 3055 FIVE FORKS TRICKUM ROAD	30047	SC	1990	2003	100.00%	73,950	$668,448	Kroger #394(2012)

78	LITHONIA, GA	THE SHOPPES AT TURNER HILL 8200 MALL PARKWAY	30038	SC	2001	2003	100.00%	74,375	$1,107,800	Best Buy #389(2018), Bed Bath & Beyond(2012), TOYS R US(NOT OWNED

79	LOGANVILLE, GA	MIDWAY PLAZA 910 ATHENS HWY	30052	SC	1995	2003	100.00%	91,196	$949,271	Kroger #443(2016)

80	MADISON, GA	BEACON HEIGHTS 1462-1532 EATONTON ROAD	30650	SC	1989	2003	100.00%	106,144	$488,963	Ingles #444(2010), Wal-Mart #1363(2009)

81	MARIETTA, GA	TOWN CENTER PRADO 2609 BELLS FERRY ROAD	30066	SC	1995	1995	14.50%	300,977	$3,818,030	STEIN MART #141(2007), ROSS DRESS FOR LESS(2013), PUBLIX #548(2015), CRUNCH FITNESS INTERNATIONAL(2011)

82	MARIETTA, GA (GARRISON)	GARRISON RIDGE CROSSING 2650 DALLAS HIGHWAY	30064	SC	1997	2003	100.00%	18,200	$318,114	LOWES(NOT OWNED)

83	MCDONOUGH, GA	MCDONOUGH MARKETPLACE (LP-II) NE CORNER 175 & HIGHWAY 20	30253	SC	1999	2003	100.00%	23,500	$600,345	LOWES(NOT OWNED), WALMART(NOT OWNED)

84	NEWNAN, GA	NEWNAN CROSSING 955-1063 BULLSBORO DRIVE NEWNA	30264	SC	1995	2003	100.00%	156,497	$1,298,908	Lowe’s #0033(2015), BELK(NOT OWNED), WAL MART(NOT OWNED)

85	PEACHTREE CITY, GA	PEACHTREE CITY MARKETPLACE MARKETPLACE CONNECTOR PEACHTRE	30269	SC	1999	2003	100.00%	50,367	$638,779	Staples(2015)

86	STOCKBRIDGE, GA (FREEWAY)	FREEWAY JUNCTION 3797-3879 HIGHWAY 138 SE STOCK	30281	SC	1988	2003	100.00%	162,778	$364,305	Ingles #466(2009)

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 7 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
87	STOCKBRIDGE, GA (PIKE)	PIKE NURSERIES-STOCKBRIDGE 599 HIGHWAY 138W	30281	SC	1997	2003	100.00%	0	$244,145

88	STONE MOUNTAIN, GA (RIVER)	RIVERCLIFF VILLAGE STONE MOUNTAIN HIGHWAY STONE M	30047	SC	1999	2003	100.00%	2,000	$42,000

89	SUWANEE, GA (JOHNS)	JOHNS CREEK TOWNE CENTER 3630 PEACHTREE PARKWAY SUWANEE	30024	SC	2001	2003	100.00%	306,206	$2,743,306	Kohl’s #447(2022), Michael’s #1587(2011), Staples #1162(2016)

90	SUWANEE, GA (NOBLE)	THE VILLAGE AT NOBLE FARMS 1145 PEACHTREE INDUSTRIAL BOUL	30024	SC	1997	2003	100.00%	43,393	$792,418

91	TUCKER, GA	COFER CROSSING 4349-4375 LAWRENCEVILLE HWY	30084	SC	1998	2003	100.00%	129,432	$1,218,135	Goody’s #299(2014), Kroger #482(2019), WALMART(NOT OWNED)

92	UNION CITY, GA	SHANNON SQUARE 4720 JONESBORO ROAD	30291	SC	1986	2003	100.00%	100,002	$787,927	Ingles #407(2006), WAL MART(NOT OWNED)

93	WARNER ROBBINS, GA	WARNER ROBINS PLACE 2724 WATSON BOULEVARD	31093	SC	1997	2003	100.00%	107,941	$1,294,770	T.J. Maxx #032(2010), Staples(2016), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

94	WOODSTOCK, GA	WOODSTOCK PLACE 10029 HIGHWAY 928	30188	SC	1995	2003	100.00%	170,940	$1,499,789	Wal-Mart #575(2020)

	Idaho

95	IDAHO FALLS, ID	COUNTRY CLUB MALL 1515 NORTHGATE MILE	83401	SC	1976	1998	100.00%	148,593	$717,797	OFFICE MAX #666(2011), WORLD GYM(2008), FRED MEYER, INC.(NOT OWNED)

96	MERIDIAN, ID	MERIDIAN CROSSROADS EAGLE AND FAIRVIEW ROAD	83642	SC	1999	1*	100.00%	417,727	$5,195,104	BED BATH & BEYOND #333(2011), OLD NAVY #6046(2005), SHOPKO STORES, INC.(2020), OFFICE DEPOT # 02087(2010), ROSS DRESS FOR LESS # 530(2012), MARSHALLS #871(2012), SPORTSMAN’S WAREHOUSE(2015), CRAFT WAREHOUSE(2013), BABIES R US(NOT OWNED)

	Illinois

97	DECATUR, IL	DECATUR MARKETPLACE MARYLAND STREET	62521	SC	1999	2003	100.00%	22,775	$272,550	WAL MART(NOT OWNED)

98	DEER PARK, IL	DEER PARK TOWN CENTER 20530 NORTH RAND RD #303	60010	LC	2000	1*	24.75%	268,980	$7,248,581	GAP # 581(2010), BARNES & NOBLE(NOT OWNED), PIER 1 IMPORTS(2012), BANANA REPUBLIC(2010), BOMBAY COMPANY(2011), ABERCROMBIE & FITCH(2005), POTTERY BARN KIDS(2012), POTTERY BARN(2013), RESTORATION HARDWARE(2010), EDDIE BAUER HOME(2011), EDDIE BAUER SPORTSWEAR(2011), COLDWATER CREEK(2010), J. CREW(2011), ANN TAYLOR(2011), TALBOTS/TALBOT PETITES(2011), WILLIAMS-SONOMA(2013), JOSEPH A. BANK CLOTHIERS(2011), CALIFORNIA PIZZA KITCHEN(2013)

99	HARRISBURG, IL	ARROWHEAD POINT 701 NORTH COMMERCIAL	62946	SC	1991	1994	100.00%	167,074	$834,893	WAL-MART STORES #237(2011), MAD-PRICER STORE/ROUNDY’S(2011

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 8 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
100	KILDEER, IL	THE SHOPS AT KILDEER 20505 NORTH HIGHWAY 12	60047	SC	2001	2001	10.00%	161,038	$3,145,743	BED BATH & BEYOND(2012), CIRCUIT CITY(2017), OLD NAVY #6574(2006)

101	MOUNT VERNON, IL	TIMES SQUARE MALL 42ND AND BROADWAY	62864	MM	1974	2*	100.00%	268,328	$902,138	SEARS #2181(2013), COUNTRY FAIR MARKET FRESH(2004), J.C. PENNEY #1717(2007)

102	SCHAUMBURG, IL	WOODFIELD VILLAGE GREEN 1430 EAST GOLF ROAD	60173	SC	1993	1995	14.50%	458,819	$8,097,829	CIRCUIT CITY #3111(2009), OFF 5TH(2011), OFFICEMAX #203(2010), CONTAINER STORE(2011), FILENE’S BASEMENT(2014), MARSHALLS #544(2009), NORDSTROM RACK #224(2009), BORDERS BOOKS#61(2009) EXPO DESIGN CENTER(2019), COSTCO(NOT OWNED), KLA/SM NEWCO SCHAUMBURG, LLC(NOT OWNED), PRAIRIE ROCK RESTAURANT(NOT OWNED)

	Indiana

103	BEDFORD, IN	TOWN FAIR CENTER 1320 JAMES AVENUE	47421	SC	1993	2*	100.00%	223,431	$1,321,929	K MART #7455(2008), GOODY’S #119 -4(2008), J.C. PENNEY #1324-4(2008), BUEHLER’S BUY LOW #4163(2010)

104	CONNERSVILLE, IN	WHITEWATER TRADE CENTER 2100 PARK ROAD	47331	SC	1991	2*	100.00%	141,770	$840,863	COX NEW MARKET-4(2011), WAL-MART STORES #1729(2011)

105	HIGHLAND, IN	HIGHLAND GROVE SHOPPING CENTER HIGHWAY 41 & MAIN STREET	46322	SC	1995	1996	20.00%	312,546	$3,289,565	MARSHALL’S#663-1(2011), KOHL’S #229-1(2016), CIRCUIT CITY-1(2016), OFFICE MAX #590(2012), TARGET(NOT OWNED), JEWEL(NOT OWNED) BORDERS(NOT OWNED)

106	LAFAYETTE, IN	PARK EAST MARKETPLACE 4205-4315 COMMERCE DRIVE	47905	SC	2000	2003	100.00%	35,100	$383,085	WAL MART(NOT OWNED)

	Iowa

107	CEDAR RAPIDS, IA	NORTHLAND SQUARE 303-367 COLLINS ROAD, NE	52404	SC	1984	1998	100.00%	187,068	$1,760,537	T.J. MAXX #119(2004), OFFICE MAX #211(2010), BARNES & NOBLE #2587(2010), KOHL’S #217(2021)

108	OTTUMWA, IA	QUINCY PLACE MALL 1110 QUINCY AVENUE	52501	MM	1990	2*	100.00%	194,703	$1,251,645	HERBERGER’S #326(2005), J.C. PENNEY #2438(2005), OFFICEMAX #1033(2015), TARGET(NOT OWNED)

	Kansas

109	LEAWOOD, KS	TOWN CENTER PLAZA 5000 W 119 STREET	66209	LC	1990	1998	100.00%	291,646	$6,484,524	BARNES & NOBLE #2668(2011), COLDWATER CREEK(2009), LIMITED/LIMITED TOO(2009), ABERCROMBIE & FITCH(2009), VICTORIA SECRET(2009), EXPRESS/BATH&BODY/STRUCTURE(2009), GAP/GAP BODY(2008), GAP KIDS(2005), J. JILL(2013), POTTERY BARN(2009), WILLIAMS-SONOMA(2009), AMERICAN EAGLE(2013), PACIFIC SUNWEAR(2012), BRAVO CUCINA ITALIANA(2013), RESTORATION HARDWARE(2012), HOULIHANS, BRISTOL SEAFOOD BAR & GRILL(2011)

110	MERRIAM, KS	MERRIAM TOWN CENTER 5700 ANTIOCH ROAD	66202	SC	1998	1*	50.00%	344,009	$4,089,206	OFFICEMAX #924(2013), PETSMART #240(2019), HEN HOUSE #31(2018) MARSHALLS #8716(2008), DICK’S SPORTING GOODS # 119(2016), CINEMARK(2018), HOME DEPOT #2202(NOT OWNED)

111	OLATHE, KS (DEVONSHIRE)	DEVONSHIRE VILLAGE 127th STREET & MUR-LEN ROAD	66062	SC	1987	1998	24.75%	48,802	$364,279

112	OVERLAND PARK, KS (CHEROKEE)	CHEROKEE NORTH SHOPPING CENTER 8800-8934 W 95th STREET	66212	SC	1987	1998	24.75%	55,565	$647,986

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 9 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
113	OVERLAND PARK, KS (POINTE)	OVERLAND POINTE MARKETPLACE INTER 135TH & ANTIOCH RD	66213	SC	2001	2003	100.00%	7,000	$127,092

114	SHAWNEE, KS (QUIVIRA PARCEL)	TEN QUIVIRA PARCEL 63rd ST. & QUIVIRA ROAD	66216	SC	1972	1998	24.75%	12,000	$194,271

115	SHAWNEE, KS (TEN QUIVIRA)	TEN QUIVIRA SHOPPING CENTER 63rd STREET & QUIVIRA ROAD	66216	SC	1992	1998	24.75%	162,843	$853,794	PRICE CHOPPER FOODS(2005), WESTLAKE HARDWARE #17(2005)

116	WICHITA, KS (EASTGATE)	EASTGATE PLAZA SOUTH ROCK ROAD	67207	SC	1955	2002	100.00%	205,200	$2,003,510	OFFICEMAX #31(2007), T.J. MAXX #316(2006), BARNES & NOBLE #2824(2012), KCBB, INC BURLINGTON(NOT OWNED)

	Kentucky

117	HAZARD, KY	GRAND VUE PLAZA KENTUCKY HIGHWAY 80	41701	SC	1978	2*	100.00%	110,610	$429,776	WRIGHT LUMBER(2007)

118	LEXINGTON, KY (NORTH)	NORTH PARK MARKETPLACE 524 WEST NEW CIRCLE	40511	SC	1998	2003	100.00%	48,920	$609,650	Staples(2016), WAL MART(NOT OWNED)

119	LEXINGTON, KY (SOUTH)	SOUTH FARM MARKETPLACE MAN-O-WAR BOULEVARD AND NICHOL	40503	SC	1998	2003	100.00%	27,643	$582,564	LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

120	RICHMOND, KY	CARRIAGE GATE 833-847 EASTERN BY-PASS	40475	SC	1992	2003	100.00%	158,041	$375,889	Food Lion #1203(2017), BALLARD’S(NOT OWNED)

	Maine

121	BRUNSWICK, ME	COOK’S CORNERS 172 BATH ROAD	04011	SC	1965	1997	100.00%	305,692	$2,526,371	HOYTS CINEMAS #445-02 BRUNSWIK(2010), BRUNSWICK BOOKLAND(2014), BIG LOTS(2008), T.J. MAXX #114(2010), SEARS #2203(2012)

	Maryland

122	SALISBURY, MD	THE COMMONS E. NORTH POINT DRIVE	21801	SC	1999	1*	100.00%	98,635	$1,339,665	OFFICEMAX #798(2013), MICHAEL’S #9914(2009), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

123	SALISBURY, MD (DEV JV)	THE COMMONS (PHASE III) NORTH POINTE DRIVE	21801	SC	2000	1*	50.00%	27,500	$346,500

	Massachusetts

124	EVERETT, MA	GATEWAY CENTER 1 MYSTIC VIEW ROAD	02149	SC	2001	1*	100.00%	222,287	$4,363,862	BED BATH AND BEYOND(2011), OLD NAVY #6172(2011), OFFICEMAX # 600(2020), BABIES R US #6443(2013), MICHAEL’S #01597(2012), COSTCO(NOT OWNED), TARGET(NOT OWNED), HOME DEPOT(NOT OWNED)

125	FRAMINGHAM, MA	SHOPPER’S WORLD 1 WORCESTER ROAD	01701	SC	1994	1995	14.50%	768,555	$13,726,836	TOYS R US #7505(2020), JORDON MARSH / FEDERATED(2020), T.J. MAXX#147(2010), BABIES R US(2013), DSW SHOE WAREHOUSE(2007) A.C. MOORE(2007), MARSHALLS#612(2011), BOBS(2011), LINENS ‘N THINGS#436(2011), SPORTS AUTHORITY#858(2015), OFFICEMAX #121(2011), BEST BUY#532(2014), BARNES & NOBLE #2645(2011), KOHL’S # 575(2005), GENERAL CINEMA #971(2014)

	Michigan

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 10 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
126	BAD AXE, MI	HURON CREST PLAZA 850 NORTH VAN DYKE ROAD	48413	SC	1991	2*	100.00%	63,415	$565,108	GREAT A & P TEA #55492(2012), WAL-MART(NOT OWNED)

127	CHEBOYGAN, MI	KMART SHOPPING PLAZA 1109 EAST STATE	49721	SC	1988	2*	100.00%	95,094	$327,984	CARTER’S FOOD CENTER(2004), K MART #9245(2005), KMART(NOT OWNED)

128	DETROIT, MI	BELAIR CENTER 8400 E. EIGHT MILE ROAD	48234	SC	1989	1998	100.00%	343,502	$2,143,099	PHOENIX THEATERS(2011), BALLY TOTAL FITNESS(2016), BIG LOTS STORES, INC.(2008), KIDS R US #1167(2013), TOYS R US, INC.(2021), TARGET(NOT OWNED)

129	GAYLORD, MI	PINE RIDGE SQUARE 1401 WEST MAIN STREET	49735	SC	1991	2*	100.00%	190,482	$1,001,728	WAL-MART STORES #1542(2010), BUY LOW/ROUNDY’S — 4(2011)

130	GRANDVILLE, MI	GRANDVILLE MARKETPLACE INTERSECT 44TH ST & CANAL AVE	49418	SC	2001	2003	100.00%	210,118	$2,428,333	Circuit City(2017), Linen ‘N Things #682(2013), Gander Mountain(2016), OFFICE MAX #1243(2013), LOWE’S(NOT OWNED)

131	HOUGHTON, MI	COPPER COUNTRY MALL HIGHWAY M26	49931	MM	1981	2*	100.00%	257,863	$719,772	J.C. PENNEY #20430(2005), OFFICEMAX #1116(2014)

132	HOWELL, MI	GRAND RIVER PLAZA 3599 EAST GRAND RIVER	48843	SC	1991	2*	100.00%	215,047	$1,407,255	Elder-Beerman(2011), Dunham’s Sporting Goods(2011), KROGER #633(201

133	LANSING, MI	THE MARKETPLACE AT DELTA TOWNS 8305 WEST SAGINAW HWY 196 RAMP	48917	SC	2000	2003	100.00%	95,369	$959,373	Michael’s #1590(2011), Gander Mountain(2015), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

134	MT. PLEASANT, MI	INDIAN HILLS PLAZA 4208 E BLUE GRASS ROAD	48858	SC	1990	2*	100.00%	248,963	$1,267,536	WAL-MART STORES #1428(2009), KROGER #889(2011)

135	SAULT ST. MARIE, MI	CASCADE CROSSINGS 4516 I-75 BUSINESS SPUR	49783	SC	1993	1994	100.00%	270,761	$1,762,598	WAL-MART STORES #1936(2012), J.C. PENNEY #2625(2008), OFFICE MAX #731(2013), GLEN’S MARKET(2013)

136	WALKER, MI (GRAND RAPIDS)	GREEN RIDGE SQUARE 3390-B ALPINE AVE NW	49504	SC	1989	1995	100.00%	133,877	$1,403,429	T.J. MAXX #160(2005), OFFICE DEPOT #241(2005), TARGET(NOT OWNED), MEDIA PLAY(NOT OWNED), TOYS R US(NOT OWNED), CIICU CITY(NOT OWNED)

	Minnesota

137	BEMIDJI, MN	PAUL BUNYAN MALL 1201 PAUL BUNYAN DRIVE	56601	MM	1977	2*	100.00%	297,586	$1,411,349	K MART #9204(2007), HERBERGER’S #348(2005), J.C. PENNEY #1091-8(2008)

138	BRAINERD, MN	WESTGATE MALL 1200 HIGHWAY 210 WEST	56401	MM	1985	2*	100.00%	260,319	$1,880,845	K MART #9525(2004), HERBERGER’S #23(2013), MOVIES 10/WESTGATE MALL/#205(2011)

139	COON RAPIDS, MN	RIVERDALE VILLAGE PERIMETER 12921 RIVERDALE DRIVE	55433	SC	1999	1*	14.50%	364,998	$5,297,658	KOHL’S #408(2020), JO-ANN STORES #1941(2010), LINENS ‘N THINGS(2016), OLD NAVY # 5958(2007), SPORTSMEN’S WAREHOUSE(2017), BEST BUY STORES, L.P.(2013), SEARS(NOT OWNED), COSTCO(NOT OWNED)

140	COON RAPIDS, MN (INNER)	RIVERDALE VILLAGE — INNER 12921 RIVERDALE DRIVE	55433	SC	2003	1*	100.00%	234,073	$3,147,541	BORDERS(2023), J.C. PENNEY(2024)

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 11 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
141	EAGAN, MN	EAGAN PROMENADE 1299 PROMENADE PLACE	55122	SC	1997	1997	50.00%	278,211	$3,466,905	BYERLY’S(2016), PETSMART #469(2018), BARNES & NOBLE #2820(2012), OFFICEMAX #604(2013), T.J. MAXX #379(2007), BED BATH & BEYOND(2012), ETHAN ALLEN FURNITURE(NOT OWNED)

142	HUTCHINSON, MN	HUTCHINSON MALL 1060 SR 15	55350	MM	1981	2*	100.00%	121,001	$608,213	J.C. PENNEY #1076-9 -4(2006), KMART(NOT OWNED)

143	MINNEAPOLIS, MN (MAPLE GROVE)	MAPLE GROVE CROSSING WEAVER LAKE ROAD & I-94	55369	SC	1995	1996	50.00%	265,957	$2,837,043	KOHL’S #241(2016), BARNES & NOBLE-#2749(2011), GANDER MOUNTAIN(2011), MICHAEL’S STORES, INC.(2012), BED, BATH AND BEYOND(2012), CUB FOODS(NOT OWNED)

144	ST. PAUL, MN	MIDWAY MARKETPLACE 1450 UNIVERSITY AVENUE WEST	55104	SC	1995	1997	14.50%	324,354	$2,641,237	WAL-MART #5437(2022), CUB FOODS(2015), PETSMART #466(2011), MERVYN’S #312(2016), BORDERS BOOKS AND MUSIC(NOT OWNED), HERBERGER’S(NOT OWNED)

145	WORTHINGTON, MN	NORTHLAND MALL 1635 OXFORD STREET	56187	MM	1977	2*	100.00%	185,658	$519,915	J.C. PENNEY #2271-5 -4(2007), HY VEE FOOD STORES-3(2011)

	Mississippi

146	GULFPORT, MS	CROSSROADS CENTER CROSSROADS PARWAY	39503	SC	1999	2003	100.00%	455,302	$4,804,779	ACADEMY(2015), BED, BATH AND BEYOND #589(2014), GOODY’S FAMILY CLOTHING(2011), T.J. MAXX(2009), TINSELTOWN(2019), OFFICE DEPOT #437(2014), BARNES & NOBLE(2015), BELK’S(NOT OWNED)

147	JACKSON, MS (JUNCTION)	THE JUNCTION 6351 I-55 NORTH3	39213	SC	1996	2003	100.00%	107,780	$1,105,048	Petsmart #520(2012), Office Depot #358(2016), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

148	JACKSON, MS (METRO)	METRO STATION 4700 ROBINSON ROAD	39204	SC	1997	2003	100.00%	52,617	$331,356	Office Depot #414(2012), HOME DEPOT(NOT OWNED)

149	OXFORD, MS	OXFORD PLACE 2015-2035 UNIVERSITY AVENUE	38655	SC	2000	2003	100.00%	71,866	$287,216	Kroger #473(2020)

150	SALTILLO, MS	CROSS CREEK SHOPPING CENTER 1040-1184 CROSS CREEK DRIVE	38866	SC	1999	2003	100.00%	65,269	$586,623	Staples 1172(2016), HOME DEPOT(NOT OWNED)

151	STARKVILLE, MS	STARKVILLE CROSSING 882 HIGHWAY 12 WEST	39759	SC	1990	1994	100.00%	125,248	$813,238	J.C. PENNEY #2447(2010), KROGER #381(2012)

152	TUPELO, MS	BIG OAKS CROSSING 3850 N GLOSTER ST	38801	SC	1992	1994	100.00%	348,236	$1,984,431	SAM’S WHOLESALE CLUB#6329(2012), GOODY’S #39(2002), WAL-MART STORES #258(2012)

	Missouri

153	ARNOLD, MO	JEFFERSON COUNTY PLAZA VOGEL ROAD	63010	SC	2002	1*	50.00%	34,567	$457,364	HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

154	FENTON, MO	FENTON PLAZA GRAVOIS & HIGHWAY 141	63206	SC	1970	2*	100.00%	93,068	$799,968

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 12 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
155	INDEPENDENCE, MO	INDEPENDENCE COMMONS 900 EAST 39TH STREET	64057	SC	1995	1995	14.50%	382,955	$4,277,388	KOHL’S DEPARTMENT #230(2016), BED, BATH & BEYOND #107(2012), MARSHALLS #675(2012), RHODES FURNITURE, INC.(2016), BARNES & NOBLE #2732(2011), AMC THEATRE(2015)

156	KANSAS CITY, MO (BRYWOOD)	BRYWOOD CENTER 8600 E. 63rd STREET	64133	SC	1972	1998	24.75%	208,234	$824,159	BIG LOTS #489(2009), PRICE CHOPPER(2004)

157	KANSAS CITY, MO (WARD PARKW)	WARD PARKWAY 8600 WARD PARKWAY	64114	SC	1959	2003	20.00%	275,783	$4,469,191	AMC Theaters(2011), Stein Mart #030(2004), T.J. Maxx(2013), Dick’s(2016), 24 Hour Fitness(2023), TARGET(NOT OWNED), DILLARD’S(NOT OWNED

158	SPRINGFIELD, MO (MORRIS)	MORRIS CORNERS 1425 EAST BATTLEFIELD	65804	SC	1989	1998	100.00%	56,033	$486,741	TOYS R US #9512(2013)

159	ST. JOHN, MO	ST. JOHN CROSSINGS 9000-9070 ST. CHARLES ROCK ROA	63114	SC	2002	2003	100.00%	84,281	$868,524	Shop ‘N Save(2022)

160	ST. LOUIS (SUNSET), MO	PLAZA AT SUNSET HILL 10980 SUNSET PLAZA	63128	SC	1997	1998	100.00%	415,435	$5,318,717	BED BATH AND BEYOND(2012), MARSHALLS OF SUNSET HILLS(2012) HOME DEPOT #1089(2023), PETSMART #260(2012), BORDERS #110(2011), TOYS R US #9565(2013), COMPUSA COMPUTER SUPER #1012(2013)

161	ST. LOUIS, MO (KELLER PLAZA)	KELLER PLAZA 4500 LEMAY FERRY ROAD	63129	SC	1987	1998	100.00%	52,842	$453,803	SENSIBLE CINEMAS, INC(2006), SAM’S(NOT OWNED)

162	ST. LOUIS, MO (BRENTWOOD)	PROMENADE AT BRENTWOOD 1 BRENTWOOD PROMENADE COURT	63144	SC	1998	1998	100.00%	299,584	$3,736,712	TARGET #1102(2023), BED BATH & BEYOND #219(2009), PETSMART #255(2014), SPORTS AUTHORITY(2013)

163	ST. LOUIS, MO (GRAVOIS VILLAGE)	GRAVOIS VILLAGE 4523 GRAVOIS VILLAGE PLAZA	63049	SC	1983	1998	100.00%	110,992	$635,664	K MART #7543(2008)

164	ST. LOUIS, MO (OLYMPIC OAKS)	OLYMPIC OAKS VILLAGE 12109 MANCHESTER ROAD	63121	SC	1985	1998	100.00%	92,372	$1,444,947	T.J. MAXX #329(2006)

	Nevada

165	LAS VEGAS, NV (DECATUR)	FAMILY CENTER @ LAS VEGAS CHARLESTON & DECATUR BLVD	89102	SC	1973	1998	100.00%	49,555	$390,272	ALBERTSON’S(NOT OWNED)

166	LAS VEGAS, NV (MARYLAND)	FAMILY PLACE @ LAS VEGAS CHARLESTON & MARYLAND BLVD	89102	SC	2003	1*	100.00%	24,032	$428,856

167	RENO, NV.	RENO RIVERSIDE EAST FIRST STREET AND SIERRA	89505	SC	2000	2000	100.00%	52,474	$32,136	CENTURY THEATRE, INC.(2014)

	New Jersey

168	HAMILTON, NJ	HAMILTON MARKETPLACE NJ STATE HWY 130 & KLOCKNER RD	08691	SC	2002	2003	100.00%	369,049	$5,868,283	Kohl’s #469(2023), Linens ‘N Things #142(2014), Michael’s(2013), Ross Dress For Less #634(2014), Shop Rite(2028), LOWE’S(NOT OWNED), BJ’S WHOLESALE(NOT OWNED), WALMART(NOT OWNED)

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 13 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
169	PRINCETON, NJ	NASSAU PARK SHOPPING CENTER ROUTE 1 & QUAKER BRIDGE ROAD	42071	SC	1995	1997	100.00%	198,401	$3,806,990	BORDERS #131(2011), BEST BUY #578(2012), LINENS ‘N THINGS #462(2011), PETSMART #577(2011), WAL-MART(NOT OWNED), SAM’S(NOT OWNED), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

170	PRINCETON, NJ (PAVILION)	NASSAU PARK PAVILION ROUTE 1 AND QUAKER BRIDGE ROAD	42071	SC	1999	1*	100.00%	202,622	$3,991,250	DICK’S SPORTING GOOD #105(2015), MICHAEL’S(2009), KOHL’S #294(2019), WEGMAN’S MARKET(NOT OWNED)

	New Mexico

171	LOS ALAMOS, NM	MARI MAC VILLAGE 800 TRINITY DRIVE	87533	SC	1978	2*	100.00%	97,970	$618,183	SMITH’S FOOD & DRUG CENTERS497(2007), FURR’S PHARMACY #887-4(2003), BEALL’S #0180(2009)

	North Carolina

172	ASHEVILLE, NC	RIVER HILLS 299 SWANNANOA RIVER ROAD	28805	SC	1996	2003	100.00%	190,970	$1,989,799	Goody’s 20923 — #123(2007), Carmike Cinemas(2017), Circuit City(2017), Dick’s Sporting Goods(2017), Michael’s(2008), Officemax #577(2011)

173	DURHAM, NC	OXFORD COMMONS 3500 OXFORD ROAD	27702	SC	1990	2*	100.00%	213,934	$1,210,473	FOOD LION #747-3(2010), BURLINGTON COAT FACTORY(2007), WAL-MART(NOT OWNED)

174	FAYETTEVILLE, NC	CROSS POINTE CENTRE 5075 MORGANTON ROAD	28314	SC	1985	2003	100.00%	198,984	$1,556,609	Dev Rlty(Ac Mre/Circcty/Stpls)(2012), T.J. Maxx #354(2006), Bed Bath and Beyond(2014)

175	HENDERSONVILLE, NC	EASTRIDGE CROSSING 200 THOMPSON STREET	28792	SC	1995	2003	100.00%	47,530	$231,772	Ingles #112(2009)

176	NEW BERN, NC	RIVERTOWNE SQUARE 3003 CLAREDON BLVD	28561	SC	1989	2*	100.00%	68,130	$596,681	GOODY’S #4(2007), WAL-MART(NOT OWNED)

177	WASHINGTON, NC	PAMLICO PLAZA 536 PAMLICO PLAZA	27889	SC	1990	2*	100.00%	93,527	$455,755	WAL-MART STORES #1354(2009), WAL-MART(NOT OWNED)

178	WAYNESVILLE, NC	LAKESIDE PLAZA 201 PARAGON PARKWAY	28721	SC	1990	2*	100.00%	181,894	$1,162,316	WAL-MART STORE #1663(2011), FOOD LION #957-2(2011)

179	WILMINGTON, NC	UNIVERSITY CENTRE S. COLLEGE RD & NEW CENTRE DR.	28403	SC	1989	2*	100.00%	410,491	$3,188,227	BARNES & NOBLE #2762(2007), LOWE’S HOME CENTER #445 -4(2014) OLD NAVY #5471(2006), BED BATH & BEYOND # 418(2012), ROSS DRESS FOR LESS(2012), GOODY’S #175 -4(2005), SAM’S(NOT OWNED)

	North Dakota

180	DICKINSON, ND	PRAIRIE HILLS MALL 1681 THIRD AVENUE	58601	MM	1978	2*	100.00%	266,502	$1,074,320	K MART #9564(2008), HERBERGER’S #30(2005), J.C. PENNEY #1628-7(2008)

181	GRAND FORKS, ND	OFFICE MAX 2500 S COLUMBIA ROAD	58201	SC	1978	1999	83.75%	31,812	$0

	Ohio

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 14 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
182	ASHLAND, OH	CLAREMONT PLAZA US ROUTE 42	44805	SC	1977	2*	100.00%	110,656	$72,773	QUALITY STORES #3116(2005)

183	AURORA, OH	BARRINGTON TOWN SQUARE 70-130 BARRINGTON TOWN SQUARE	44202	SC	1996	1*	100.00%	64,700	$1,275,966	MARQUEE CINEMAS(NOT OWNED), HEINEN’S(NOT OWNED)

184	BELLEFONTAINE, OH	SOUTH MAIN STREET PLAZA 2250 SOUTH MAIN STREET	43311	SC	1995	1998	100.00%	52,399	$432,292	GOODY’S STORE # 314(2010), STAPLES # 1146(2010)

185	BOARDMAN, OH	SOUTHLAND CROSSING I-680 & US ROUTE 224	44514	SC	1997	1*	100.00%	506,254	$4,088,477	LOWE’S COMPANIES #188(2016), BABIES R US #9254(2009), STAPLES STORE #817(2012), DICKS CLOTHING & SPORTING(2012), WAL-MART STORES #2211(2017), PETSMART #558(2013), GIANT EAGLE, INC # 4075(2018)

186	CANTON, OH (PHASE I & II)	BELDEN PARK CROSSINGS 5496 DRESSLER ROAD	44720	SC	1995	1*	14.50%	478,106	$5,028,894	VALUE CITY FURNITURE #55(2011), H.H. GREGG APPLIANCES(2011), JO-ANN STORES #1900(2008), PETSMART #523(2013), DICK’S CLOTHIN & SPORTING #64(2010), DSW SHOE WAREHOUSE(2012), KOHL’S DEPARTMENT STORE #239(2016)

187	CHILLICOTHE, OH	CHILLICOTHE PLACE 867 N BRIDGE STREET	45601	SC	1974	2*	100.00%	236,009	$1,834,641	LOWE’S HOME CENTERS #472-2(2015), KROGER #348(2016), OFFICE MAX #617(2013)

188	CINCINNATI, OH	GLENWAY CROSSING 5100 GLENCROSSING WAY	45238	SC	1990	2*	100.00%	235,433	$2,073,980	WINN DIXIE STORES #1771 -4(2010), MICHAEL’S(2006)

189	CLEVELAND, OH (WEST 65th)	KMART PLAZA- WEST 65TH 3250 WEST 65TH STREET	44102	SC	1977	2*	100.00%	49,420	$284,716	GREAT A & P TEA #23001-4(2007), KMART(NOT OWNED)

190	COLUMBUS, OH (DUBLIN VILLAGE)	DUBLIN VILLAGE CENTER 6561-6815 DUBLIN CENTER DRIVE	43017	SC	1987	1998	80.01%	326,912	$1,561,357	AMC THEATRE(2007), B.J.’S WHOLESALE CLUB(NOT OWNED)

191	COLUMBUS, OH (EASTON MARKET)	EASTON MARKET 3740 EASTON MARKET	43230	SC	1998	1998	100.00%	509,611	$5,963,788	COMPUSA, INC #533(2013), STAPLES, INC. #603(2013), PETSMART, INC #550(2015), GOLFSMITH GOLF CENTER(2013), MICHAEL’S #9876(2013), GALYAN’S(2013), DSW SHOE WAREHOUSE(2012), KITTLE’S HOME FURNISHINGS(2012), BED BATH & BEYOND, INC.(2014), T.J. MAXX#447(2008)

192	COLUMBUS, OH (LENNOX TOWN)	LENNOX TOWN CENTER 1647 OLENTANGY RIVER ROAD	43212	SC	1997	1998	50.00%	352,913	$3,344,654	TARGET#1058(2016), BARNES & NOBLE#2860(2007), STAPLES #451(2011), AMC THEATRES LENNOX 24(2021)

193	COLUMBUS, OH (SUN CENTER)	SUN CENTER 3622-3860 DUBLIN GRANVILLE RD	43017	SC	1995	1998	79.45%	305,428	$3,433,830	BABIES R US #9242(2011), MICHAEL’S #2873(2013), RHODES FURNITURE(2012), STEIN MART #130(2007), BIG BEAR(2016), STAPLE #403(2010)

194	DUBLIN, OH (PERIMETER CENTER)	PERIMETER CENTER 6644-6804 PERIMETER LOOP ROAD	43017	SC	1996	1998	100.00%	137,556	$1,428,245	GIANT EAGLE(2014)

195	ELYRIA, OH	ELYRIA SHOPPING CENTER 825 CLEVELAND	44035	SC	1977	2*	100.00%	150,200	$521,970	FIRST NAT’L SUPERMARKET #811(2010)

196	GALLIPOLIS, OH	GALLIPOLIS MARKETPLACE 2145 EASTERN AVENUE	45631	SC	1998	2003	100.00%	25,950	$302,094	WAL MART(NOT OWNED)

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 15 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
197	GROVE CITY, OH (DERBY SQUARE)	DERBY SQUARE SHOPPING CENTER 2161-2263 STRINGTOWN ROAD	43123	SC	1992	1998	20.00%	128,210	$1,340,837	BIG BEAR(2012)

198	HAMILTON, OH	H.H. GREG 1371 MAIN STREET	43450	SC	1986	1998	100.00%	40,000	$230,000	ROUNDY’S(2006)

199	HILLSBORO, OH	HILLSBORO SHOPPING CENTER 1100 NORTH HIGH STREET	45133	SC	1979	2*	100.00%	58,564	$174,411	BOB & CARL’S(NOT OWNED)

200	HUBER HTS., OH	NORTH HEIGHTS PLAZA 8280 OLD TROY PIKE	45424	SC	1990	2*	100.00%	163,819	$1,377,388	CUB FOODS(2011), WAL-MART(NOT OWNED)

201	LEBANON, OH	COUNTRYSIDE PLACE 1879 DEERFIELD ROAD	45036	SC	1990	2*	100.00%	17,000	$174,484	WAL-MART(NOT OWNED), ERB LUMBER(NOT OWNED)

202	MACEDONIA, OH	MACEDONIA COMMONS MACEDONIA COMMONS BLVD.	44056	SC	1994	1994	50.00%	233,639	$2,679,050	FIRST NATL. SUPERMARKETS #826(2018), KOHL’S #235(2016), WAL-MART(NOT OWNED)

203	MACEDONIA, OH (PHASE II)	MACEDONIA COMMONS (PHASE II) 8210 MACEDONIA COMMONS	44056	SC	1999	1*	100.00%	169,481	$1,601,734	CINEMARK(2019), HOME DEPOT #3824(2020)

204	NORTH OLMSTED, OH	GREAT NORTHERN PLAZA NORTH 25859-26437 GREAT NORTHERN	44070	SC	1958	1997	14.50%	624,660	$7,907,133	KIDS R US #1173(2008), BED BATH & BEYOND, INC.(2012), PETSMART #529(2008), HOME DEPOT USA #3803(2019), K & G MEN’S COMPANY, INC.(2008), JO-ANN STORES #1923(2009), MARC’S(2012), COMPUSA INC #577(2008), BEST BUY #279(2010), MARSHALLS #8267/TJX COMPANY(2005), KRONHEIMS FURNITURE(2012), TOP’S SUPERMARKET(NOT OWNED)

205	PATASKALA, OH	VILLAGE MARKET/RITE AID CENTER 78-80 OAK MEADOW DRIVE	43062	SC	1980	1998	100.00%	33,270	$194,600	CARDINAL (GARDNERS/LANCASTER)(2007)

206	PICKERINGTON, OH	SHOPPES AT TURNBERRY 1701-1797 HILL ROAD NORTH	43147	SC	1990	1998	100.00%	59,495	$656,066

207	SOLON, OH	UPTOWN SOLON KRUSE DRIVE	44139	SC	1998	1*	100.00%	183,288	$2,590,660	MUSTARD SEED MKT & CAFE(2019), BED, BATH AND BEYOND#204(2009), BORDERS #286(2018)

208	STOW, OH	STOW COMMUNITY SHOPPING CENTER KENT ROAD	44224	SC	1997	1*	100.00%	404,505	$2,848,933	K MART #4264(2006), BED BATH AND BEYOND #360(2011), GIANT EAGLE, INC. #4096(2017), KOHL’S #331(2019), OFFICE MAX #626(2011), BORDERS OUTLET #249(2003), TARGET(NOT OWNED)

209	TIFFIN, OH	TIFFIN MALL 870 WEST MARKET STREET	44883	MM	1980	2*	100.00%	180,969	$856,046	MARQUEE CINEMAS(2018), J.C. PENNEY #324-4(2005), AARON RENTS INC.#C0399(2004)

210	TOLEDO, OH	SPRINGFIELD COMMONS SHOPPING S. HOLLAND-SYLVANIA ROAD	43528	SC	1999	1*	20.00%	241,129	$2,699,142	KOHL’S #324(2019), GANDER MOUNTAIN, L.L.C.(2014), BED BATH & BEYOND #240(2010), OLD NAVY #6429(2005), BABIES R US(NOT OWNED)

211	WESTLAKE, OH	WEST BAY PLAZA 30100 DETROIT ROAD	44145	SC	1974	2*	100.00%	162,330	$1,268,939	MARC’S #37(2004), K MART #3234(2004)

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 16 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
212	WILMINGTON, OH	SOUTH RIDGE SHOPPING CENTER 1025 S SOUTH STREET	45177	SC	1977	2*	100.00%	55,130	$214,324	COMMUNITY MARKETS(2013)

213	XENIA, OH	WEST PARK SQUARE 1700 WEST PARK SQUARE	45385	SC	1994	1*	100.00%	104,873	$808,431	KROGER #829(2019), WAL-MART(NOT OWNED)

	Oregon

214	PORTLAND, OR	TANASBOURNE TOWN CENTER NW EVERGREEN PKWY & NW RING RD	97006	SC	1995	1996	50.00%	309,617	$5,193,374	BARNES & NOBLE #2748(2011), OFFICE DEPOT-#00954(2010), HAGGAN’S(2021), LINENS N THINGS(2017), ROSS DRESS FOR LESS #399(2008), MICHAEL’S #9887(2009), NORDSTROM(NOT OWNED), TARGET(NOT OWNED), MERVYN’S(NOT OWNED)

	Pennsylvania

215	ALLENTOWN, PA (WEST)	WEST VALLEY MARKETPLACE 1091 MILL CREEK ROAD	18106	SC	2001	2003	100.00%	241,077	$2,309,810	Wal-Mart #2641(2021)

216	E. NORRITON, PA	KMART PLAZA 2692 DEKALB PIKE	19401	SC	1975	2*	100.00%	173,876	$1,222,309	K MART #3026(2005), BIG LOTS(2010)

217	ERIE (PEACHSTREET), PA	PEACH STREET SQUARE 1902 KEYSTONE DRIVE	16509	SC	1995	1*	100.00%	556,281	$5,005,727	LOWE’S HOME CTR #226(2015), MEDIA PLAY-4 #8158(2011), KOHL’S-#221-4(2016), WAL-MART STORES #2278(2015), CINEMARK #186(2011), PETSMART #556(2015), CIRCUIT CITY SUPERSTORE 3744(2020), HOME DEPOT(NOT OWNED)

218	ERIE, PA (MARKET)	ERIE MARKETPLACE 6660-6750 PEACH STREET	16509	SC	2000	2003	100.00%	93,097	$862,089	Marshalls(2013), Bed Bath & Beyond #447(2013), BABIES R US(2015), TARGET(NOT OWNED)

219	MONACA, PA	TOWNSHIP MARKETPLACE 115 WAGNER ROAD	15061	SC	1999	2003	100.00%	253,110	$1,953,763	Lowe’s #500(2027), Shop ‘N Save(2019)

	South Carolina

220	CAMDEN, SC	SPRINGDALE PLAZA 1671 SPRINGDALE DRIVE	29020	SC	1990	2*	100.00%	180,127	$1,151,981	WINN DIXIE STORES #2174(2011), BELK #227(2015), WAL-MART SUPE CENTER(NOT OWNED)

221	CHARLESTON, SC	ASHLEY CROSSING 2245 ASHLEY CROSSING DRIVE	29414	SC	1991	2003	100.00%	196,048	$1,514,421	Food Lion #933(2011), Wal-Mart #1748(2011)

222	COLUMBIA, SC (HARBISON)	HARBISON COURT HARBISON BLVD	29212	SC	1991	2002	100.00%	252,689	$2,597,247	Barnes & Noble #2688(2011), ROSS DRESS FOR LESS #668(2014), Marshall’s #458(2007), OfficeMax #640(2011), BABIES R’ US #8890(NOT OWNED)

223	MT. PLEASANT, SC	WANDO CROSSING 1500 HIGHWAY 17 NORTH	29465	SC	1992	1995	100.00%	209,139	$2,076,640	PIGGLY WIGGLY #29-4(2012), OFFICE DEPOT # 2002(2010), T.J. MAXX #780 -3(2007), MARSHALL’S OF MA, INC.(2011), WAL-MART(NOT OWNED

224	N. CHARLESTON, SC	NORTH POINTE PLAZA 7400 RIVERS AVENUE	29406	SC	1989	2*	100.00%	294,471	$2,048,807	WAL-MART STORES #1359(2009), OFFICE MAX #342(2007), HELIG MEYERS(NOT OWNED), SERVICE MERCHANDISE(NOT OWNED)

225	ORANGEBURG, SC	NORTH ROAD PLAZA 2795 NORTH ROAD	29115	SC	1994	1995	100.00%	50,760	$511,947	GOODY’S #282(2008), WAL-MART(NOT OWNED)

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 17 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
226	S. ANDERSON, SC	CROSSROADS PLAZA 406 HIGHWAY 28 BY-PASS	29624	SC	1990	1994	100.00%	14,800	$63,600

227	SIMPSONVILLE, SC	FAIRVIEW STATION 621 FAIRVIEW ROAD	29681	SC	1990	1994	100.00%	142,133	$857,871	INGLES MARKETS #41(2011), KOHL’S DEPARTMENT STORES #673(201

228	SUMTER, SC	MERCHANT’S WALK 837-839 BROAD STREET	29150	SC	1987	2003	100.00%	19,140	$86,100	KROGER’S (DARK)(NOT OWNED), WAL MART(NOT OWNED)

229	UNION, SC	WEST TOWNE PLAZA U.S. HWY 176 BY-PASS #1	29379	SC	1990	2*	100.00%	184,331	$981,182	WAL-MART STORES #629(2009), BELK STORES SERVICES, INC.(2010) WINN DIXIE STORES #1255(2010)

	South Dakota

230	WATERTOWN, SD	WATERTOWN MALL 1300 9TH AVENUE	56401	MM	1977	2*	100.00%	285,372	$1,318,861	HERBERGER’S #15(2009), J.C. PENNEY #0495-2 -4(2008), HY VEE SUPERMARKET(NOT OWNED)

	Tennessee

231	BRENTWOOD, TN	COOL SPRINGS POINTE I-65 AND MOORE’S LANE	37027	SC	1999	2000	100.00%	201,516	$1,862,632	BEST BUY #170(2014), LINENS ‘N THINGS #521(2014), DSW SHOE WAREHOUSE #29103(2008)

232	CHATTANOOGA, TN	OVERLOOK AT HAMILTON PLACE 2288 GUNBARREL ROAD	37421	SC	1992	2003	100.00%	215,905	$1,014,361	Best Buy #4720(2014)

233	COLUMBIA, TN	COLUMBIA SQUARE 845 NASHVILLE HIGHWAY	38401	SC	1993	2003	100.00%	68,948	$490,590	KROGER #538(2022)

234	FARRAGUT, TN	FARRAGUT POINTE 11132 KINGSTON PIKE	37922	SC	1991	2003	100.00%	71,311	$508,664	Bi-Lo #367(2011)

235	FRANKLIN, TN	ALEXANDER PLAZA 541 ALEXANDER PLAZA	37064	SC	1983	2003	100.00%	17,999	$150,812	BIG LOTS(NOT OWNED)

236	GOODLETTSVILLE, TN	NORTHCREEK COMMONS 101-139 NORTHCREEK BOULEVARD	37072	SC	1987	2003	100.00%	84,441	$722,791	Kroger #541(2012)

237	HENDERSONVILLE, TN	HENDERSONVILLE LOWE’S 1050 LOWE’S ROAD	37075	SC	1999	2003	100.00%	133,144	$1,214,939	Lowe’s(2019)

238	MEMPHIS, TN	COUNTRY BRIDGE 9020 US HIGHWAY 64	38002	SC	1993	2003	100.00%	64,223	$565,197	Kroger #436(2012)

239	MURFREESBORO, TN (MEMORIAL)	MEMORIAL VILLAGE 710 MEMORIAL BOULEVARD	37130	SC	1993	2003	100.00%	117,750	$806,552	Albertson’s #4730(2014)

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 18 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
240	MURFREESBORO, TN (TOWNE)	TOWNE CENTRE OLD FORT PARKWAY	37129	SC	1998	2003	100.00%	108,180	$1,299,330	T.J. Maxx #579(2008), Books-A-Million(2007), LOWE’S(NOT OWNED), TOY R US(NOT OWNED), TARGET(NOT OWNED)

241	NASHVILLE, TN	THE MARKETPLACE CHARLOTTE PIKE	37209	SC	1998	2003	100.00%	167,795	$1,628,857	Lowe’s(2019), WAL MART(NOT OWNED)

	Texas

242	AUSTIN, TX	SHOPS AT TECH RIDGE CENTER RIDGE DRIVE	78728	SC	2003	2003	24.75%	240,920	$3,420,940	ROSS DRESS FOR LESS(2014), LINEN N THINGS #291(2014), HOBBY LOBBY(2018), ULTIMATE ELECTRONICS(2019), TOYS R US(NOT OWNED), SUPER TARGET(NOT OWNED)

243	FRISCO, TX	FRISCO MARKETPLACE 7010 PRESTON ROAD,	75035	SC	2001	2003	100.00%	12,559	$894,191	KOHL’S(NOT OWNED)

244	FT. WORTH, TX	EASTCHASE MARKET SWC EASTCHASE PKWY & I-30	76112	SC	1995	1996	50.00%	205,017	$2,045,946	UNITED ARTISTS THEATRE #33306(2012), PETSMART #182(2011), ROSS DRESS FOR LESS #351-1(2006), TARGET(NOT OWNED), TOYS R US(NOT OWNED), OFFICE DEPOT(NOT OWNED)

245	FT. WORTH, TX (FOSSIL CREEK)	FOSSIL CREEK WESTERN CENTER BLVD	76137	SC	1991	2002	100.00%	68,515	$788,554

246	IRVING, TX	MACARTHUR MARKETPLACE MARKET PLACE BOULEVARD	75063	SC	1999	2003	100.00%	131,176	$2,388,241	Marquee Cinema(2018), KOHL’S(NOT OWNED), SAM’S CLUB(NOT OWNED WAL MART(NOT OWNED)

247	LEWISVILLE, TX (LAKEPOINTE)	LAKEPOINTE CROSSINGS S STEMMONS FREEWAY	75067	SC	1991	2002	100.00%	311,039	$2,943,879	THE ROOMSTORE #1055(2007), PETsMART #176(2009), BEST BUY #258(2010), ACADEMY SPORTS(2016), MARDEL CHRISTIAN BOOKSTORE(2012), TOYS R’ US(NOT OWNED), SERVICE MERCHANDISE(NOT OWNED), GARDEN RIDGE(NOT OWNED)

248	MCKINNEY, TX	MCKINNEY MARKETPLACE US HWY 75 & EL DORADO PKWY	75070	SC	2000	2003	100.00%	118,970	$1,145,154	Kohl’s #416(2021), ALBERTSON’S(NOT OWNED)

249	MESQUITE, TX	THE MARKETPLACE AT TOWN CENTER SOUTHBOUND FRONTAGE RD I 635	75150	SC	2001	2003	100.00%	153,286	$2,079,730	Ultimate Electronics(2018), Linen ‘N Things #267(2013), Michael’s(2012), Ross Dress For Less(2013), KOHL’S(NOT OWNED)

250	SAN ANTONIO, TX (BANDERA PT)	BANDERA POINT NORTH STATE LOOP 1604/BANDERA ROAD	78227	SC	2001	1*	100.00%	278,727	$4,578,412	T.J. MAXX(2011), LINENS ‘N THINGS # 594(2012), OLD NAVY #6499(2006 ROSS DRESS FOR LESS(2012), BARNES & NOBLE # 2055(2011), TARGET(NOT OWNED), LOWE’S(NOT OWNED)

	Utah

251	LOGAN, UT	FAMILY PLACE @ LOGAN 400 NORTH STREET	84321	SC	1975	1998	100.00%	19,200	$97,560	RITE AID(NOT OWNED)

252	MIDVALE, UT	FAMILY CENTER AT FORT UNION 50 900 EAST FT UNION BLVD	84047	SC	1973	1998	100.00%	659,849	$6,993,733	BABIES R US(NOT OWNED)(2005), BABIES R US #9568(2014), OFFICE MAX #126(2007), SMITH’S FOOD & DRUGS#85(2024), MEDIA PLAY #8122(2016), BED BATH & BEYOND #198(2014), ROSS DRESS FOR LESS #502(2011), WAL-MART STORES #2207(2015)

253	OGDEN, UT	FAMILY CENTER AT OGDEN 5-POINT 21-129 HARRISVILLE ROAD	84404	SC	1977	1998	100.00%	162,316	$751,524	HARMONS(2012)

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 19 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
254	OREM, UT	FAMILY CENTER AT OREM 1300 SOUTH STREET	84058	SC	1991	1998	100.00%	150,667	$1,552,954	KIDS R US # 1347(2011), MEDIA PLAY #8120(2015), OFFICE DEPOT #538(2008), JO-ANN FABRICS AND CRAFTS#1756(2012), R.C. WILLEY(NOT OWNED), TOYS R US(NOT OWNED)

255	RIVERDALE, UT	FAMILY CENTER AT RIVERDALE 510 1050 WEST RIVERDALE ROAD	84405	SC	1995	1998	100.00%	590,313	$4,613,490	TARGET SUPERSTORE #1753(2017), MEIER & FRANK(2011), OFFICE MAX #76(2008), GART SPORTS #326(2012), SPORTMAN’S WAREHOUSE(2009), MEDIA PLAY(2016), CIRCUIT CITY#3349(2016)

256	SALT LAKE CITY, UT (33RD)	FAMILY PLACE @ 33RD SOUTH 3300 SOUTH STREET	84115	SC	1978	1998	100.00%	35,459	$224,535

257	TAYLORSVILLE, UT	FAMILY CENTER AT MIDVALLEY 503 5600 SOUTH REDWOOD	84123	SC	1982	1998	100.00%	710,713	$6,799,739	JOLENE’S(2003), MEDIA PLAY #8121(2015), OFFICE MAX #127(2008), CIRCUIT CITY #3353(2016), PETSMART #168(2012), SHOPKO #085(2014 GART SPORTS #324(2017), 24 HOUR FITNESS(2017), BED, BATH & BEYOND #270(2015), ROSS DRESS FOR LESS(2014), HARMONS SUPERSTORE(NOT OWNED)

	Vermont

258	BERLIN, VT	BERLIN MALL 282 BERLIN MALL RD., UNIT #28	05602	MM	1986	2*	100.00%	174,515	$1,535,095	WAL-MART STORES #2682(2014), J.C. PENNEY #2342(2009)

	Virginia

259	CHESTER, VA	BERMUDA SQUARE 12607-12649 JEFFERSON DAVIS	23831	SC	1978	2003	100.00%	116,310	$1,157,721	Ukrop’s(2008)

260	FAIRFAX, VA	FAIRFAX TOWNE CENTER 12210 FAIRFAX TOWNE CENTER	22033	SC	1994	1995	14.50%	253,941	$3,974,809	SAFEWAY #1431(2019), T.J. MAXX #106(2009), TOWER RECORDS#822(2009), BED, BATH & BEYOND#65(2010), UNITED ARTISTS #33191(2014)

261	LYNCHBURG, VA	CANDLERS STATION 3700 CANDLERS MOUNTAIN ROAD	24502	SC	1990	2003	100.00%	275,765	$2,028,703	Goody’s #174(2006), Movies 10 #113(2015), Circuit City(2009), Staples #0319(2013), T.J. Maxx #797(2009), TOYS “R” US(NOT OWNED)

262	MARTINSVILLE, VA	LIBERTY FAIR MALL 240 COMMONWEALTH BOULEVARD	24112	MM	1989	2*	50.00%	435,057	$2,713,050	GOODY’S #166(2006), BELK/LEGGETTS(2009), J.C. PENNEY #3010(2009), SEARS #2094 -4(2009), OFFICEMAX #744(2012), KROGER #R-350(2017)

263	MIDLOTHIAN, VA	GENITO CROSSING HULL STREET ROAD	23112	SC	1985	2003	100.00%	79,407	$730,764	Food Lion #299(2005)

264	PULASKI, VA	MEMORIAL SQUARE 1000 MEMORIAL DRIVE	24301	SC	1990	2*	100.00%	143,299	$812,831	WAL-MART STORES #1652(2011), FOOD LION #799-2(2011)

265	WINCHESTER, VA	APPLE BLOSSOM CORNERS 2190 S. PLEASANT VALLEY	22601	SC	1990	2*	20.00%	240,560	$2,373,568	MARTIN’S FOOD STORE #78(2040), KOHL’S #283(2018), OFFICE MAX #844(2012), BOOKS-A-MILLION #954(2008)

	Washington

266	EVERETT, WA	PUGET PARK 520 128TH STREET SW	98204	SC	1981	2001	20.00%	41,065	$406,996	ALBERTSON’S(NOT OWNED)

267	KIRKLAND, WA	TOTEM LAKES TOTEM LAKES BOULEVARD	98034	SC	1999	2004	20.00%	178,283	$2,728,583	GUITAR CENTER(2007), ROSS DRESS FOR LESS(2010), COMPUSA(2006), RITE AID(NOT OWNED)

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Run Date: 04/16/2004 Time: 8:51:14AM Page 20 of 20

Property List*

								Owned
							DDR	Gross	Total
			Zip	Type of	Year	Year	OwnerShip	Leasable	Annualized	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Area	Rent	(Lease Expiration)
	West Virginia

268	BARBOURSVILLE, WV	OFFICE MAX CENTER 5-13 MALL ROAD	25504	SC	1985	1998	100.00%	70,900	$301,437	DISCOUNT EMPORIUM(2006), OFFICEMAX #263(2006), VALUE CITY (NO OWNED)

	Wisconsin

269	BROOKFIELD, WI (SW)	SHOPPERS WORLD OF BROOKFIELD NORTH 124TH STREET AND WEST CA	53005	SC	1967	2003	100.00%	190,142	$1,462,213	T.J. Maxx #202(2005), Marshall’s Mega Store # 737(2004), Officemax #16(2010), Burlington Coat Factory #112(2007)

270	BROWN DEER, WI (CENTER)	BROWN DEER CENTER NORTH GREEN BAY ROAD	53209	SC	1967	2003	100.00%	266,716	$1,934,067	Kohl’s #44(2023), Michael’s(2012), Officemax #17(2005), T.J. Maxx/Burlington#201(2008), Old Navy #5482(2012)

271	BROWN DEER, WI (MARKET)	MARKET PLACE OF BROWN DEER NORTH GREEN BAY ROAD	53209	SC	1989	2003	100.00%	143,372	$989,085	Marshall’s Mega Store #736(2004), Pick ‘N Save #6867(2005)

272	MILWAUKEE, WI	POINT LOOMIS SOUTH 27TH STREET	53221	SC	1962	2003	100.00%	160,533	$707,571	Kohl’s #43(2007), Pick ‘N Save # 6845(2007)

273	MILWAUKEE, WI (SOUTH)	SOUTHGATE MARKETPLACE SOUTH 27TH STREET	53215	SC	1951	2003	100.00%	54,913	$389,306	Always 99C(2011), MOVIES 10(NOT OWNED), WAL MART(NOT OWNED)

274	WEST ALLIS, WI (WEST)	WEST ALLIS CENTER WEST CLEVELAND AVE. AND S. 108	53214	SC	1968	2003	100.00%	246,081	$1,392,012	Kohl’s #41(2008), Marshall’s Mega Store #738(2004), Pick ‘N Save#6846(2008)

						Grand Total		49,814,624	$522,381,340

*1. Property Developed by the Company	* SC — Shopping Center
*2. Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

* Does Not Include Service Merchandise Interests

Property Listing 7.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Investor Information
 Developers Diversified Realty
 www.ddr.com
3300 Enterprise Parkway/Beachwood, Ohio 44122
Phone: (216) 755-5500     Fax: (216) 755-1500

Board of Directors	Officers

Scott A. Wolstein, Chairman of the Board & Chief Executive Officer, Developers Diversified Realty	Scott A. Wolstein, Chairman of the Board & Chief Executive Officer

Bert L. Wolstein, Chairman Emeritus Chief Executive Officer, Heritage Development	David M. Jacobstein, President & Chief Operating Officer
Daniel B. Hurwitz, Executive Vice President
David M. Jacobstein, President & Chief Operating Officer, Developers Diversified Realty

Daniel B. Hurwitz, Executive Vice President, Developers Diversified Realty	Joan U. Allgood, Sr. Vice President of Corporate Affairs & Governance

Albert T. Adams, Chairman, Cleveland Office Baker & Hostetler LLP	Richard E. Brown, Sr. Vice President of Real Estate Operations

Dean S. Adler, Principal, Lubert-Adler Management, Inc	Timothy J. Bruce, Sr. Vice President of Development

Terrance R. Ahern, Principal, The Townsend Group	William H. Schafer, Sr. Vice President & Chief Financial Officer

Robert H. Gidel, Managing Partner, Liberty Partners, LP	Ralph J. Conti, Vice President of Development

Victor B. MacFarlane, Founder and Managing Principal, MacFarlane Partners, LLC	Steven M. Dorsky, Vice President of Leasing - Northeast

Craig Macnab, CEO, Commercial Net Lease Realty, Inc	David J. Favorite, Vice President of Operations

Barry A. Sholem, Retired, former Chairman, DLJ Real Estate Capital Partners	Susan Hennessey, Vice President of Human Resources

Michelle A. Mahue, Vice President of Investor Relations

Lorraine McGlone, Vice President of Information Technology

Joseph G. Padanilam, Vice President of Acquisitions & Dispositions

Anthony L. Vodicka, Vice President of Leasing - West

Robin Walker-Gibbons, Vice President of Leasing - Southeast

David E. Weiss, Vice President & General Counsel

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2004

Investor Information (Continued)

Research Coverage		Research Coverage, continued
AG Edwards		Merrill Lynch
Bill Camp	(314) 955-5368	Steve Sakwa	(212) 449-0335
		Craig Schmidt	(212) 449-1944

Deutsche Bank Alex Brown		Morgan Stanley
Lou Taylor	(212) 250-4912	Matthew Ostrower	(212) 761-6284
Chris Capolongo	(212) 250-7726	Suzanne Sorkin	(212) 761-6385

Goldman Sachs		Prudential Securities
Carey Callahan	(212) 902-4351	Jim Sullivan	(212) 778-2515
Michael Bilerman	(212) 902-1970	Bill Acheson	(212) 778-1417

Green Street Advisors		Wachovia Securities
John Herold	(949) 640-8780	Jeff Donnelly	(617) 603-4262
Sarah Woodward	(949) 640-8780	Eric Rothman	(617) 603-4263

Hilliard Lyons		Transfer Agent
Tony Howard	(502) 588-1142	National City Bank
JP Morgan Michael Mueller Josh Bederman	(212) 622-6689 (212) 622-6530	Corporate Trust Operations P.O. Box 92301 Cleveland, Ohio 44193-0900 1-800-622-6757

Lehman Brothers		Investor Relations
David Shulman	(212) 526-3410	Michelle A. Mahue
Alexander Goldfarb	(212) 526-5232	VP of Investor Relations
Phone: (216) 755-5455
McDonald & Company		Fax: (216) 755-1455
Richard Moore	(216) 443-2815	Email: mmahue@ddr.com
Richard Sweigard	(216) 563-2501